                                                                     EXHIBIT 2.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re                               )  Chapter 11
                                    )
MARINER POST-ACUTE NETWORK,         )  Case No. 00-00113 (MFW)
INC., a Delaware corporation,       )
                                    )  (Jointly Administered
and affiliates,                     )   Case Nos. 00-00113 (MFW)
                                    )   through   00-00214 (MFW),
                     Debtors.       )   inclusive)
                                    )
                                    )
                                    )  CONFIRMATION HEARING: MARCH 25, 2002 AT 9:00 A.M.

          SECOND AMENDED JOINT PLAN OF REORGANIZATION FOR MARINER POST-
           ACUTE NETWORK, INC., MARINER HEALTH GROUP, INC., AND THEIR
        RESPECTIVE DEBTOR AFFILIATES DATED FEBRUARY 1, 2002 (AS MODIFIED
                      ON MARCH 25, 2002 FOR CONFIRMATION)


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                                  INTRODUCTION

                  The Debtors Mariner Post-Acute Network, Inc., a Delaware corporation, Mariner Health Group, Inc., a Delaware corporation, and their respective subsidiaries, affiliated partnerships, joint ventures, and limited liability companies that are debtors and debtors in possession in jointly administered case numbers 00-00113 (MFW) through 00-00214 (MFW) and jointly administered case numbers 00-00215 (MFW) through 00-0301 (MFW) hereby jointly propose this Plan for the Debtors pursuant to section 1121(a) of the Bankruptcy Code.

                  The Disclosure Statement that accompanies this Plan discusses the Debtors' history, businesses, properties, and results of operations and contains a summary and discussion of this Plan. Holders of Claims and Equity Interests and parties to executory contracts and unexpired leases are encouraged to read the Disclosure Statement. No solicitation materials, other than the Disclosure Statement and related materials transmitted therewith and approved for solicitation purposes by the Bankruptcy Court, have been authorized for use in soliciting acceptances or rejections of this Plan.

                                       I.

                      DEFINITIONS AND RULES OF CONSTRUCTION

         A.       DEFINED TERMS

                  As used herein, the following terms have the respective meanings specified below, subject to the rules of construction set forth in
Section I.B hereof:

                  1. "ADMINISTRATIVE EXPENSE" means any cost or expense of administration of the Chapter 11 Cases allowable under section 330, 331, 503(b), or 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary postpetition expenses of preserving the estates of the Debtors, any actual and necessary postpetition expenses of operating the business of the Debtors in Possession, all compensation or reimbursement of expenses to the extent allowable by the Bankruptcy Court under section 330, 331, or 503 of the Bankruptcy Code, personal injury claims arising from acts or omissions occurring after the Petition Date, and any fees or charges assessed against the estates of the Debtors under section 1930 of title 28 of the United States Code. Notwithstanding the foregoing, Administrative Expenses shall not include any Debtors Intercompany Claims.

                  2. "ADR PROCEDURE" means the alternative dispute resolution procedures established by the Bankruptcy Court pursuant to its Orders Approving Alternative Dispute Resolution Procedures to Resolve Prepetition Personal Injury/Employment Litigation and Similar Claims, entered on or about December 26, 2000 in the Chapter 11 Cases.

                  3. "ALLOWED ADMINISTRATIVE EXPENSE" means any Administrative Expense, or portion thereof, with respect to which both (i) a timely and proper request for payment has been made to the extent required by this Plan, the Confirmation Order, or by any other order of the Bankruptcy Court, and (ii) either (a) such Administrative Expense is subject to allowance by the Bankruptcy Court pursuant to Bankruptcy Code section 330, 331, or 503(b)(2) through (5), but only to the extent such Administrative Expense actually is allowed by the Bankruptcy Court


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or by any professional fee allowance procedures authorized by the Bankruptcy
Court and then in effect, or (b) such Administrative Expense is not subject to allowance by the Bankruptcy Court pursuant to Bankruptcy Code section 330, 331, or 503(b)(2) through (5), but only to the extent that the amount, validity, priority, or enforceability of such Administrative Expense is not the subject of a bona fide dispute, including without limitation an objection that has not been resolved by a Final Order. An Administrative Expense may be deemed an Allowed Administrative Expense, as and when ultimately allowed, notwithstanding the fact that (i) such Administrative Expense is not liquidated as of the Confirmation Date or the Effective Date, or (ii) such Administrative Expense is liquidated in a court of competent jurisdiction other than the Bankruptcy Court. To the extent that neither the General Administrative Expenses Bar Date nor the Tax Administrative Expenses Bar Date established by this Plan applies to a particular Administrative Expense, such Administrative Expense may be asserted at any time as and to the extent permitted by applicable nonbankruptcy law, and the discharge injunction shall not bar the liquidation of the amount of an Allowed Administrative Expense in a court of competent jurisdiction. Notwithstanding anything in this definition to the contrary, in no event shall an Allowed Administrative Expense include non-compensatory penalties, fines, punitive damages, exemplary damages, multiple damages, or any other claims or obligations that do not compensate for actual losses incurred.

                  4. "ALLOWED CLAIM" shall mean, except as otherwise provided in this Plan (including with respect to those Classes of Secured Claims that provide a more specific definition for Allowed Claims in such Class), a Claim to the extent that all four of the following conditions apply:

                           (a) a proof of claim was timely and properly filed or, if no proof of claim was filed, the Claim is listed by the Debtors on their Schedules as liquidated in amount and not disputed or contingent;

                           (b) no objection to the allowance of the Claim or request to estimate the Claim has been interposed on or before the Claims Objection Deadline, or if any timely objection or request for estimation has been interposed, such Claim has been determined by a Final Order to be allowed in favor of the respective holder by such Final Order (in which case the Allowed Claim shall equal the allowed amount as determined by such Final Order);

                           (c)      the Claim is not currently being
                  administered pursuant to the ADR Procedure, or, if such Claim previously was being administered pursuant to the ADR Procedure, such Claim is no longer subject to the ADR Procedure because either (i) the Claim has been resolved pursuant to the ADR Procedure (in which case the Allowed Claim shall equal the allowed amount agreed to in a settlement consented to by the Debtors in writing or as determined in binding arbitration with respect to such Claim), (ii) the holder of the Claim has opted out of the ADR Procedure with respect to such Claim by executing the necessary stipulation (in which case the Allowed Claim of such holder is zero), or
                  (iii) the holder of the Claim has completed the requirements of the ADR Procedure (in which case the amount of the Allowed Claim shall be determined by a court of competent jurisdiction, including the Bankruptcy Court if and to the extent permitted by 28 U.S.C. section 157(b)(5)); and

                           (d)      the Claim is not otherwise a Disputed Claim.


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                  Unless otherwise specified herein or by order of the
Bankruptcy Court, "Allowed Claim" shall not include interest (including but not limited to unamortized original issue discount as of the Petition Date), fees (including but not limited to late charges and attorneys fees), or penalties on such Claim accruing after the Petition Date.

                  5. "ALLOWED ____ CLAIM" or "ALLOWED CLASS ____ CLAIM" means a Claim of the type specified or in the Class specified that is also an Allowed Claim (i.e., an Allowed Secured Tax Claim is a Secured Tax Claim that is also an Allowed Claim, and an Allowed Class UP-1 Claim is a Claim classified in Class UP-1 that is also an Allowed Claim).

                  6. "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" means, with respect to each Reorganized Debtor, the amended and restated certificate or articles of incorporation (or document of similar effect with respect to any Debtor that is not a corporation) for such Reorganized Debtor, which shall be substantially in the forms of the examples set forth in the Plan Documentary Supplement.

                  7. "AMENDED AND RESTATED BYLAWS" means, with respect to each Reorganized Debtor, the amended and restated bylaws for such Reorganized Debtor that is a corporation, which shall be substantially in the forms of the examples set forth in the Plan Documentary Supplement.

                  8. "APS" means, collectively, American Pharmaceutical Services, Inc., American Medical Insurance Billing Services, Inc., APS Pharmacy Management, Inc., Compass Pharmacy Services, Inc., Compass Pharmacy Services of Maryland, Inc., Pinnacle Pharmaceutical Services, Inc., Ocean Pharmacy, Inc., and Compass Pharmacy Services of Texas, Inc.

                  9. "APS SALE PROCEEDS" means the Cash proceeds received by the Debtors on account of a sale of the pharmaceutical business of APS upon the closing of such sale, excluding (i) any Cash required to satisfy executory contract and unexpired lease cure amounts, closing costs (including any breakup fee), and sales and transfer taxes, if any, relating to the sale, and (ii) any deferred consideration to be received by the Debtors on account of such sale.

                  10. "ARAMARK" means Aramark Services, Inc., and any affiliates, successors, or assigns thereof.

                  11. "ARAMARK DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Note dated October 1, 1981, in the original principal amount of $366,150, relating to the facility known as Sunset Manor, (ii) the Deed of Trust dated October 1, 1981, relating to the facility known as Sunset Manor, (iii) the Note dated October 1, 1981, in the original principal amount of $505,155, relating to the facility known as Sierra Vista HealthCare Center, (iv) the Deed of Trust dated October 1, 1981, relating to the facility known as Sierra Vista HealthCare Center, (v) the Note dated December 28, 1982, in the original principal amount of $900,000, relating to the facility known as Alpine Living Center, (vi) the Deed of Trust dated December 28, 1982, relating to the facility known as Alpine Living Center, and (vii) any other documents that either evidence or


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perfect the Aramark Secured Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  12. "ARAMARK SECURED CLAIMS" means any and all Secured Claims asserted by Aramark or others arising under, evidenced by, or relating to
(i) the Aramark Documents, or (ii) Claim number 7037 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facilities known as Sunset Manor, Sierra Vista HealthCare Center, and Alpine Living Center.

                  13. "AVAILABLE CASH" means the Debtors' (other than the PHCMI Debtors') aggregate Cash on hand as of the Effective Date, plus (i) the net proceeds of the Exit Term Loans, if any (excluding any proceeds earmarked to pay Claims other than Class SP-1 Claims and Class SM-1 Claims, as expressly provided for in the documents governing the Exit Term Loans), and (ii) the net proceeds from the issuance of the Investor Notes, if any, less (x) $25 million working capital for the Reorganized Debtors' operations after the Effective Date, and (y) the aggregate amount of all Cash payments and reserves required by this Plan to be made on the Effective Date or within sixty (60) days thereafter (excluding all Cash payments required to be made to the Senior Credit Facility Claim Holders other than the payment of $625,000 described in the treatment of Class SM-1 below).

                  14. "AVOIDING POWER CAUSES OF ACTION" means any actions commenced, or that may be commenced before or after the Effective Date, pursuant to section 544, 545, 547, 548, 549, 550, or 551 of the Bankruptcy Code.

                  15. "BANKERS TRUST" means Bankers Trust Company of California, N.A. (n/k/a Bankers Trust, part of Deutsche Bank Group), and any affiliates, successors, assigns, or beneficiaries thereof.

                  16. "BANKERS TRUST PALMETTO DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time, as each relates to the Debtors' Palmetto facility located in Manatee County, Florida: (i) the Loan Agreement dated as of November 1, 1993; (ii) the Promissory Note in the principal amount of $5,800,000 dated as of November 1, 1993; (iii) the Mortgage and Security Agreement dated as of November 1, 1993; (iv) the Estoppel Certificate and Guaranty executed by MHG; and (v) any other documents that either evidence or perfect the Bankers Trust Palmetto Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  17. "BANKERS TRUST PALMETTO CLAIMS" means any and all Claims asserted by Bankers Trust or others arising under, evidenced by, or relating to: (i) the Bankers Trust Palmetto Documents; or (ii) Claim number 2864 or 2865 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims; (b) any guarantee of such Claims; or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' Palmetto facility located in Manatee County, Florida.

                  18. "BANKERS TRUST ST. AUGUSTINE DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time, as


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each relates to the Debtors' St. Augustine leased facility located in St. Johns
County, Florida: (i) the Loan Agreement dated as of November 1, 1993; (ii) the Promissory Note in the principal amount of $5,750,000 dated as of November 1, 1993; (iii) the Mortgage and Security Agreement dated as of November 1, 1993; and (iv) any other documents that either evidence or perfect the Bankers Trust St. Augustine Claims or that were delivered pursuant to or in connection with the foregoing documents, each as it relates to the Debtors' St. Augustine facility located in St. Johns County, Florida.

                  19. "BANKERS TRUST ST. AUGUSTINE CLAIMS" means any and all Claims asserted by Bankers Trust or others arising under, evidenced by, or relating to (i) the Bankers Trust St. Augustine Documents; or (ii) Claim number 2863 or 2865 filed in the MHG Chapter 11 Cases, including but not limited to:
(a) any liens securing such Claims; (b) any guarantee of such Claims; or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' St. Augustine leased facility located in St. Johns County, Florida.

                  20. "BANKERS TRUST WESTCHESTER DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Loan Agreement dated as of November 1, 1993;
(ii) the Promissory Note in the principal amount of $5,989,000 dated as of November 1, 1993; (iii) the Mortgage and Security Agreement dated as of November 1, 1993; (iv) Mariner Guaranty Agreement dated as of January 2, 1996; (v) the Mariner Indemnity Agreement dated as of January 2, 1996; and (vi) any other documents that either evidence or perfect the Bankers Trust Westchester Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  21. "BANKERS TRUST WESTCHESTER CLAIMS" means any and all Claims asserted by Bankers Trust or others arising under, evidenced by, or relating to (i) the Bankers Trust Westchester Documents; or (ii) Claim number 2861 or 2862 filed in the MHG Chapter 11 Cases, including but not limited to:
(a) any liens securing such Claims; (b) any guarantee of such Claims; or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facility known as Westchester Manor.

                  22. "BANK MIDWEST" means Bank Midwest, N.A., and any affiliates, successors, or assigns thereof.

                  23. "BANK MIDWEST DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Non-Negotiable Bond, in the original principal amount of $250,000, dated December 31, 1965, (ii) the Mortgage dated December 31, 1965, relating to the Debtors' Arbor Manor facility, and (iii) any other documents that either evidence or perfect the Bank Midwest Secured Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  24. "BANK MIDWEST SECURED CLAIMS" means any and all Secured Claims asserted by Bank Midwest or others arising under, evidenced by, or relating to (i) the Bank Midwest Documents, or (ii) Claim number 2817 or 9439 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facility known as Arbor Manor.


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                  25.      "BANK OF NEW YORK" means Bank of New York Trust
Company of Florida, N.A., as Trustee, and any affiliates, successors, assigns, or beneficiaries thereof.

                  26. "BANK OF NEW YORK CLAIMS" means any and all Claims asserted by Bank of New York or others arising under, evidenced by, or relating to (i) the Bank of New York Documents, or (ii) Claim number 5969 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens relating to such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims. The Bank of New York Claims shall not include any Claims relating to or arising under the Subordinated Notes or the Indentures relating thereto.

                  27. "BANK OF NEW YORK DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Amended and Restated Trust Indenture dated as of April 1, 1993, (ii) the Amended and Restated Agreement of Sale dated as of April 1, 1993, (iii) the Guaranty dated as of April 23, 1993, (iv) the Pledge Agreement - Reserve Fund Accounts dated as of April 1, 1993, (v) the Restated and Amended Lease dated as of February 1, 1998, (vi) any other documents that either evidence or perfect the Bank of New York Claims, that were delivered pursuant to or in connection with the foregoing documents, or that relate to any Claims of Bank of New York arising in connection with the Debtors' facility known as Summit Hospital of Northwest Louisiana.

                  28. "BANKRUPTCY CODE" means Title I of the Bankruptcy Reform Act of 1978, as amended, set forth in sections 101 et seq. of title 11 of the United States Code, as applicable to the Chapter 11 Cases.

                  29. "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Delaware, having jurisdiction over the Chapter 11 Cases and, to the extent of any withdrawal of the reference made pursuant to section 157 of title 28 of the United States Code, the United States District Court for the District of Delaware; or, in the event such courts cease to exercise jurisdiction over the Chapter 11 Cases, such court or unit thereof that exercises jurisdiction over the Chapter 11 Cases in lieu thereof.

                  30. "BANKRUPTCY RULES" means, collectively, as now in effect or hereafter amended and as applicable in the Chapter 11 Cases, (i) the Federal Rules of Bankruptcy Procedure, and (ii) the Local Bankruptcy Rules and General Orders applicable to cases pending before the Bankruptcy Court.

                  31. "BUSINESS DAY" means any day that is not a Saturday, a Sunday, or a "legal holiday" as defined in Bankruptcy Rule 9006(a).

                  32. "CASH" means cash or other legal tender of the United States.

                  33. "CASH PAY DOWN" means a distribution of Cash in an amount so that, immediately after giving effect to such distribution, the respective Secured Claim holder's loan-to-collateral-value ratio shall equal 80%, provided, however, that if such Secured Claim holder's loan-to-collateral-value ratio prior to any such distribution of Cash is equal to or less than 80%, the Cash Pay Down shall equal zero.


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                  34.      "CHAPTER 11 CASES" means, collectively, the MPAN
Chapter 11 Cases and the MHG Chapter 11 Cases.

                  35. "CHASE" means JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), a New York banking corporation.

                  36. "CLAIM" shall have the broadest possible meaning under section 101(5) of the Bankruptcy Code, and shall include (a) any right to payment from any of the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from any of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

                  37. "CLAIMS ESTIMATION PROCEDURE" has the meaning referred to in Section IV.D of the Plan.

                  38. "CLAIMS OBJECTION DEADLINE" means the later of (i) the one-hundred eightieth (180th) day after the Effective Date, (ii) with respect to a specific Claim, the one-hundred eightieth (180th) day after proof of such Claim is filed, (iii) with respect to a Claim that is subject to the ADR Procedure, the ninetieth (90th) day after the holder of such Claim either has opted out of the ADR Procedure by executing the necessary stipulation or has completed the requirements of the ADR Procedure, or (iv) such greater period of limitation as may be fixed or extended by the Bankruptcy Court or by agreement between a Debtor and the holder of the Claim.

                  39. "CLASS" means any group of Claims or Equity Interests classified by this Plan pursuant to sections 1122 and 1123 of the Bankruptcy Code.

                  40. "COMMITTEES" means, collectively, the MPAN Committee and the MHG Committee.

                  41. "CONFIRMATION DATE" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on its docket.

                  42. "CONFIRMATION HEARING" means the hearing on confirmation of the Plan.

                  43. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code, in form and substance reasonably satisfactory to the Required Senior Credit Facility Claim Holders.

                  44. "CONSENTING CLASS UM-2 HOLDER" means a holder of a Class UM-2 Claim that (i) does not vote against the Plan, (ii) does not object to confirmation of the Plan on any grounds, and (iii) does not object to, or otherwise challenge, the allowance or treatment of the MHG Senior Credit Facility Claims under this Plan.


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                  45.      "CONSENTING CLASS UP-2 HOLDER" means a holder of a
Class UP-2 Claim that (i) does not vote against the Plan, (ii) does not object to confirmation of the Plan on any grounds, and (iii) does not object to, or otherwise challenge, the allowance or treatment of the MPAN Senior Credit Facility Claims under this Plan.

                  46. "CORPORATE RESTRUCTURING PROGRAM" means the program generally described in the Plan Documentary Supplement and made a part of this Plan pursuant to which certain of the Debtors shall (i) establish new subsidiaries or other entities, (ii) acquire, merge with, or dissolve various other Debtors, or (iii) transfer some or all of the assets of certain Debtors to newly-created entities or to one or more of the other surviving Debtors, as further described in Section V.C.2 hereto.

                  47. "CURE PAYMENT" has the meaning referred to in Section VI.A of the Plan.

                  48. "DEBTOR AFFILIATES" means the MPAN Debtor Affiliates and the MHG Debtor Affiliates, collectively.

                  49. "DEBTORS" mean, collectively, the MPAN Debtors and the MHG Debtors.

                  50. "DEBTORS IN POSSESSION" means the Debtors when each is acting in the capacity of representative of the estates in the Chapter 11 Cases.

                  51. "DEBTORS INTERCOMPANY CLAIMS" means all Claims and Administrative Expenses of any of the Debtors against any of the other Debtors, whether reflected on the Debtors' books and records or otherwise, including but not limited to any Claims arising under the MHG Subordinated Notes held by the MPAN Debtors.

                  52. "DISBURSING AGENT" means the Reorganized Debtors, or any agents thereof (including any Third Party Disbursing Agent as defined in Section III.A hereof), in their capacity to hold and distribute the consideration to be distributed to holders of Allowed Administrative Expenses and Allowed Claims pursuant to the Plan, the Confirmation Order, or such other orders as may be entered by the Bankruptcy Court, as more fully described in
Section III.A hereof.

                  53. "DISCLOSURE STATEMENT" means the disclosure statement relating to this Plan including, without limitation, all annexes and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code on February 1, 2002.

                  54. "DISPUTED ADMINISTRATIVE EXPENSE" means any Administrative Expense that is not an Allowed Administrative Expense.

                  55. "DISPUTED CLAIM" means a Claim as to which any one of the following applies: (i) no proof of claim has been filed with respect to such Claim, and either (a) the Claim is not listed in the Schedules, or (b) the Claim is listed in the Schedules as unliquidated, disputed, contingent, or unknown,
(ii) the Claim is the subject of a timely objection or request for estimation in accordance with the Bankruptcy Code, the Bankruptcy Rules, any applicable order of the Bankruptcy Court, or the Plan filed on or before the Claims Objection Deadline, which objection or request for estimation has not been withdrawn or determined by a Final Order,


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(iii) the Claim is currently being administered pursuant to the ADR Procedure,
(iv) the holder of the Claim has completed the ADR Procedure, and the allowed amount of such Claim has not been determined by a settlement consented to by the Debtors in writing, a binding decision in arbitration, or a Final Order, (v) the holder of the Claim is a defendant in a pending Avoiding Power Cause of Action, or has failed to pay or turn over property as required by section 502(d) of the Bankruptcy Code, or (vi) the Claim is otherwise treated as a "Disputed Claim" pursuant to this Plan.

                  In addition, prior to the earlier of (i) the Claims Objection Deadline, (ii) such date as the Bankruptcy Court allows the Claim pursuant to a Final Order, or (iii) such date as the Claim is resolved pursuant to the ADR Procedure, any Claim evidenced by a proof of claim in Classes SJ-2, UP-1, UP-2, UM-1, or UM-2, or any Priority Tax Claim or Other Priority Claim, shall be deemed a Disputed Claim for purposes of calculating and making any distributions under this Plan if: (a) no Claim corresponding to the proof of claim is listed in the Schedules, (b) the Claim corresponding to the proof of claim is listed in the Schedules as disputed, contingent, unliquidated, unknown, or in a zero amount, (c) the amount of the Claim as specified in the proof of claim exceeds the amount of any corresponding Claim listed in the Schedules as not disputed, not contingent, and liquidated, but only to such extent, or (d) the priority or secured status of the Claim as specified in the proof of claim differs from the priority or secured status of any corresponding Claim listed in the Schedules.

                  56. "DISPUTED ___ CLAIM" or "DISPUTED CLASS ___ CLAIM" means a Claim of the type specified or in the Class specified that is also a Disputed Claim (i.e., a Disputed Secured Tax Claim is a Secured Tax Claim that is also a Disputed Claim, and a Disputed Class UP-1 Claim is a Claim classified in Class UP-1 that is also a Disputed Claim).

                  57. "DISPUTED CLAIMS RESERVE" means any reserve referred to in Section IV.A of the Plan.

                  58. "EFFECTIVE DATE" means the date that this Plan shall become effective as determined by the Debtors in accordance with Section VII hereof.

                  59. "EFFECTIVE DATE CASH RESERVE" means the bank account or accounts referred to in Section III.B of the Plan for the purpose of funding certain Cash distributions under the Plan and all monies and investments therein.

                  60. "EQUITY INTEREST" means any equity interest in any of the Debtors, whether in the form of common or preferred stock, stock options, warrants, partnership interests, membership interests, or any other equity security or interest, and includes any equity interest based on Old MPAN Common Stock, Old MHG Common Stock, or any Old Affiliates Equity.

                  61. "EXIT FACILITY" has the meaning set forth in Section V.B.2 of the Plan.

                  62.      "EXIT FACILITY LIENS" has the meaning set forth in
Section V.B.2 of the Plan.

                  63.      "EXIT TERM LOANS" has the meaning set forth in
Section V.B.2 of the Plan.


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                  64.      "FEDERAL GOVERNMENT SETTLEMENT" means the Debtors'
settlement with the United States, as set forth in the Plan Documentary Supplement.

                  65. "FINAL ORDER" means an order or judgment of the Bankruptcy Court or other applicable court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court or other applicable court shall have been affirmed by the highest court to which such order or judgment was appealed, or certiorari, reargument, or rehearing has been denied, and the time to take any further appeal, petition for certiorari, or move for reargument or rehearing shall have expired.

                  66. "FIRESIDE MANOR" means Fireside Manor, a Texas general partnership, and any affiliates, successors, or assigns thereof.

                  67. "FIRESIDE MANOR DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Promissory Note dated as of September 17, 1991, (ii) the Deed of Trust and Security Agreement relating to the Debtors' facility known as Greenview Manor, and (iii) any other documents that either evidence or perfect the Fireside Manor Secured Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  68. "FIRESIDE MANOR SECURED CLAIMS" means any and all Secured Claims asserted by Fireside Manor or others arising under, evidenced by, or relating to (i) the Fireside Manor Documents, or (ii) Claim number 2361 or 5179 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' Greenview Manor facility.

                  69. "GENERAL UNSECURED CLAIM" means any Claim against the Debtors that is not an Administrative Expense, Secured Claim, Priority Tax Claim, Other Priority Claim, Subordinated Note Claim, Debtors Intercompany Claim, Securities Damages Claim, Senior Credit Facility Claim, Bankers Trust Palmetto Claim, Bankers Trust St. Augustine Claim, Bankers Trust Westchester Claim, Monticello Bonifay Claim, Monticello San Antonio Claim, Monticello Titusville Claim, United States Claim, HUD Jacksonville Claim, Quaker Deland Claim, or Punitive Damage Claim. General Unsecured Claims shall include, without limitation, any and all unsecured trade, contribution, indemnification, reimbursement, employee contract, unsecured deficiency Claims, and lease and contract rejection Claims against the Debtors.

                  70. "HUD" means the United States Department of Housing and Urban Development and other department, agency, or other instrumentality of the United States, as successor in interest to Mellon Bank, N.A. or Quaker, and any successors or assigns thereof.

                  71. "HUD JACKSONVILLE CLAIMS" means any and all Claims asserted by HUD or others arising under, evidenced by, or relating to the mortgage of HUD on the Debtors' facility located in Jacksonville, Florida.

                  72. "INVESTOR NOTES" means certain notes that may be issued on the Effective Date, as described more fully in Section V.B.4 of this Plan.

                  73. "JUNIOR LENDER NOTES" means certain notes that may be distributed on the Effective Date to holders of MPAN Senior Credit Facility Claims and MHG Senior Credit Facility Claims, as described more fully in Sections II.D.1 and V.B.5 of this Plan.

                  74. "LASALLE" means LaSalle National Bank, As Trustee Under That Certain Pooling and Servicing Agreement Effective As Of December 1, 1995 Relating To Commercial Mortgage Pass-Through Certificates Series RMF 1995-1, and any affiliates, successors, assigns, or beneficiaries thereof.

                  75. "LASALLE DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) all documents attached to Claim number 1601 filed in the MPAN Chapter 11 Cases, and (ii) any other documents that either evidence or perfect the LaSalle Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  76. "LASALLE CLAIMS" means any and all Claims asserted by LaSalle or others arising under, evidenced by, or relating to (i) the LaSalle Documents, or (ii) Claim number 1601 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facilities known as Birchwood Nursing Home, Crestview Nursing Center, Dixon Healthcare Center, Flora Care Center, Lafayette Health Care Center, and Parkway Healthcare Center.

                  77. "LEND LEASE" means Lend Lease Asset Management, L.P., as Special Servicer for Bankers Trust Company of California, N.A., Trustee for Commercial Mortgage Pass-Through Certificates Series 1992-C5, and any affiliates, successors, assigns, or beneficiaries thereof, including but not limited to Regency Savings Bank, FSB.

                  78. "LEND LEASE DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Non-Negotiable Bond dated April 10, 1968, the Real Estate Mortgage - Corporation dated April 10, 1968 relating to the Debtors' Arbor Manor facility, and (ii) any other documents that either evidence or perfect the Lend Lease Secured Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  79. "LEND LEASE SECURED CLAIMS" means any and all Secured Claims asserted by Lend Lease or others arising under, evidenced by, or relating to (i) the Lend Lease Documents, or (ii) Claim number 2895 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' Arbor Manor facility.

                  80. "LENDER NOTES" means, collectively, the Junior Lender Notes and the Senior Lender Notes.

                  81. "LENDER SHARES" means 96.0% of the Primary Effective Date Shares of New MPAN Common Stock, which shall be distributed on the Effective Date to the Senior Credit Facility Claim Holders as provided in this Plan.

                  82. "LIBOR" means, as more fully described in the applicable notes or other documents in the Plan Documentary Supplement, the rate of interest offered in the London interbank market for dollar deposits (i) in an amount approximately equal to the subject amount and (ii) either (a) with respect to fixed-rate obligations, with a comparable maturity, or (b) with respect to floating-rate obligations, with a maturity as specified in the applicable notes or other documents.

                  83. "MEDICARE" means the United States Medicare Program, Title XVIII of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ggg.

                  84. "MHG" means Mariner Health Group, Inc., a Delaware corporation and a wholly-owned subsidiary of MPAN.

                  85. "MHG CHAPTER 11 CASES" means the cases under chapter 11 of the Bankruptcy Code commenced by the MHG Debtors on the Petition Date and assigned case numbers 00-00215 (MFW) through 00-00301 (MFW), jointly administered as "In re Mariner Health Group, Inc., et al." under case number 00-00215 (MFW).

                  86. "MHG COMMITTEE" means the Official Committee of Creditors Holding Unsecured Claims as appointed by the Office of the United States Trustee pursuant to section 1102 of the Bankruptcy Code to serve in the MHG Chapter 11 Cases.

                  87. "MHG DEBTOR AFFILIATES" means MHG's direct and indirect subsidiaries and certain affiliated partnerships, joint ventures, and limited liability entities that are debtors and debtors in possession in the MHG Chapter 11 Cases, as identified in Exhibit 1 to the Plan (excluding those entities specifically identified as not being chapter 11 debtors). This definition of MHG Debtor Affiliates does not include any of the MPAN Debtors.

                  88. "MHG DEBTORS" means MHG and each of the MHG Debtor Affiliates (but in each case excluding the MPAN Debtors) that are debtors and debtors in possession in the MHG Chapter 11 Cases.

                  89. "MHG DIP CREDIT AGREEMENT" means that certain Debtor-in-Possession Credit Agreement dated as of January 20, 2000, among the MHG Debtors, First Union National Bank, as syndication agent, and PNC Bank, National Association, as administrative agent and collateral agent, and any financial institutions party thereto as a lender, as amended, supplemented, restated, or otherwise modified from time to time.

                  90. "MHG GENERAL UNSECURED CLAIM" means a General Unsecured Claim against any of the MHG Debtors.

                  91. "MHG INDENTURE" means the Indenture, dated as of April 4, 1996, between MHG and State Street Bank and Trust Company, as trustee, as amended, supplemented, restated, or otherwise modified from time to time.

                  92.      "MHG LENDER PERCENTAGE" means 20.37%.

                  93. "MHG SENIOR CREDIT FACILITY AGENT" means PNC Bank, National Association, and First Union National Bank, acting in their capacities as agents for the MHG Senior Credit Facility Claim Holders.

                  94. "MHG SENIOR CREDIT FACILITY CLAIM HOLDER" means the holder of a MHG Senior Credit Facility Claim.

                  95. "MHG SENIOR CREDIT FACILITY CLAIMS" means any and all Claims, whether secured or unsecured, arising under, evidenced by, or relating to the MHG Senior Credit Facility Documents.

                  96. "MHG SENIOR CREDIT FACILITY DOCUMENTS" means the following documents, as amended, supplemented, restated, or otherwise modified from time to time: (i) the $210,000,000 Term Loan Facility Credit Agreement dated as of December 23, 1998, among MHG, PNC Bank, National Association, as Administrative Agent, First Union National Bank, as Syndication Agent, and the lenders party thereto; (ii) the $250,000,000 Revolving Credit Facility Credit Agreement dated as of May 18, 1994, among Mariner Health, PNC Bank, National Association, as Administrative Agent, First Union National Bank, as Syndication Agent, and the lenders party thereto; (iii) all promissory notes evidencing the indebtedness incurred under the credit agreements described in clauses (i) and
(ii) above; (iv) all agreements, documents, and instruments pursuant to which any interest in collateral is granted or purported to be granted, created, evidenced, or perfected in connection with such credit agreements, including, without limitation, all deeds of trust, mortgages, security agreements, pledge agreements, assignments, licenses, landlord consents and releases, financing statements, fixture filings, registrations, and similar documents; (v) all ancillary agreements as to which any holder of any of the obligations evidenced by any of the foregoing is a party or a beneficiary and all other agreements as to which any holder of any of the obligations evidenced by any of the foregoing is a party or a beneficiary and all other agreements, guarantees, instruments, documents, and certificates delivered in connection with any of the foregoing; and (vi) Claim numbers 2144 and 2145 filed in the MHG Chapter 11 Cases.

                  97. "MHG STATE MEDICAID CLAIMS" means State Medicaid Claims against any of the MHG Debtors.

                  98. "MHG SUBORDINATED NOTE CLAIM" means any Claim against any of the MHG Debtors arising under or in connection with (i) the MHG Indenture, (ii) the MHG Subordinated Notes, and (iii) any documents, instruments, agreements, and rights related to the foregoing, all as amended, supplemented, restated, or otherwise modified from time to time.

                  99. "MHG SUBORDINATED NOTES" means the 9 1/2% Senior Subordinated Notes due 2006, issued by MHG under the MHG Indenture.

                  100. "MHG THIRD PARTY SUBORDINATED NOTE CLAIMS" means all MHG Subordinated Note Claims other than those held by any MPAN Debtor.

                  101. "MHG UNITED STATES CLAIMS" means United States Claims against any of the MHG Debtors.

                  102. "MHG UNSECURED CLAIMS DISTRIBUTION FUND" means a Cash fund for distribution to (i) holders of Allowed MHG General Unsecured Claims in Class UM-1, (ii) holders of Allowed MHG Third Party Subordinated Note Claims in Class UM-2 (other than Securities Damages Claims) that are also Consenting Class UM-2 Holders, and (iii) to the extent any holders of Allowed Class UM-2 Claims are not Consenting Class UM-2 Holders, the MHG Senior Credit Facility Agent for the benefit of the MHG Senior Credit Facility Claim Holders. The MHG Unsecured Claims Distribution Fund shall be in an amount equal to the lesser of (a) $7.5 million, or (b) such amount as may be necessary to fund a five percent (5%) distribution to (i) holders of Allowed Class UM-1 Claims, and (ii) holders of Allowed Class UM-2 Claims.

                  103. "MONTICELLO" means Monticello Investment Associates, LLC, successor to SouthTrust Bank, and any affiliates, successors, or assigns thereof.

                  104. "MONTICELLO BONIFAY DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Loan Agreement dated August 24, 1993, (ii) the Term Loan Note dated August 24, 1993, in the original principal sum of $5,000,000,
(iii) the Mortgage and Security Agreement dated July 8, 1993, as supplemented and amended by the Notice and Receipt of Future Advance and Spreader Agreement dated August 24, 1993, and (iv) any other documents that evidence or perfect the Monticello Bonifay Claims or that were delivered pursuant to the foregoing documents.

                  105. "MONTICELLO BONIFAY CLAIMS" means any and all Claims of Monticello or others arising under, evidenced by, or relating to (i) the Monticello Bonifay Documents, or (ii) Claim number 2127 or 2129 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facility known as Mariner Health at Bonifay.

                  106. "MONTICELLO SAN ANTONIO DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Promissory Note dated October 26, 1993, (ii) the Loan Agreement dated October 26, 1993, (iii) the Deed of Trust, Security Agreement and Financing Statement dated October 26, 1993, and (iv) any other documents that evidence or perfect the Monticello San Antonio Claims or that were delivered pursuant to the foregoing documents.

                  107. "MONTICELLO SAN ANTONIO CLAIMS" means any and all Claims of Monticello or others arising under, evidenced by, or relating to (i) the Monticello San Antonio Documents, or (ii) Claim number 2127 or 2128 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, or fees relating to such Claims, each as it relates to the Debtors' facility known as Mariner Health of San Antonio.

                  108. "MONTICELLO TITUSVILLE DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Loan Agreement dated December 21, 1995, (ii) the Note dated December 21, 1995 in the original principal sum of $5,637,000,
(iii) the Mortgage and Security Agreement dated December 21, 1995, and (iv) any other documents that evidence or perfect the Monticello Titusville Claims or that were delivered pursuant to the foregoing documents.

                  109. "MONTICELLO TITUSVILLE CLAIMS" means any and all Claims of Monticello arising under, evidenced by, or relating to (i) the Monticello Titusville Documents, or (ii) Claim number 2126 or 2127 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, or fees relating to such Claims, each as it relates to the Debtors' facility known as Mariner Health of Titusville.

                  110. "MPAN" means Mariner Post-Acute Network, Inc. (f/k/a Paragon Health Network, Inc.), a Delaware corporation.

                  111. "MPAN CHAPTER 11 CASES" means the cases under chapter 11 of the Bankruptcy Code, commenced by the MPAN Debtors on the Petition Date and assigned case numbers 00-00113 (MFW) through 00-00214 (MFW), jointly administered as "In re Mariner Post-Acute Network, Inc., et al." under case number 00-00113 (MFW).

                  112. "MPAN COMMITTEE" means the Official Committee of Creditors Holding Unsecured Claims as appointed by the Office of the United States Trustee pursuant to section 1102 of the Bankruptcy Code to serve in the MPAN Chapter 11 Cases.

                  113. "MPAN DEBTOR AFFILIATES" means MPAN's direct and indirect subsidiaries and certain affiliated partnerships, joint ventures, and limited liability entities that are debtors and debtors in possession in the MPAN Chapter 11 Cases, as identified on Exhibit 2 of the Plan (excluding those entities specifically identified as not being chapter 11 debtors). This definition of "MPAN Debtor Affiliates" does not include any of the MHG Debtors.

                  114. "MPAN DEBTORS" means MPAN and each of the MPAN Debtor Affiliates (but in each case excluding the MHG Debtors) that are debtors and debtors in possession in the MPAN Chapter 11 Cases.

                  115. "MPAN DIP CREDIT AGREEMENT" means the Revolving Credit and Guaranty Agreement dated January 18, 2000, among MPAN as borrower, the MPAN Debtor Affiliates as guarantors, the lenders party thereto, Chase, and Chase Securities Inc., and all other agreements and other documents entered into or delivered in connection therewith, as may have been amended, supplemented, restated, or otherwise modified from time to time.

                  116. "MPAN GENERAL UNSECURED CLAIM" means a General Unsecured Claim against any of the MPAN Debtors.

                  117. "MPAN GENERAL UNSECURED CLAIMS DISTRIBUTION FUND" means a fund containing (i) 399,078 shares of New MPAN Common Stock, which shall constitute in the aggregate 2.0% of the Primary Effective Date Shares of New MPAN Common Stock as of the

Effective Date, and (ii) New MPAN Warrants, which shall enable the holders thereof to purchase in the aggregate an additional 376,893 shares of New MPAN Common Stock (subject to the anti-dilution provisions contained in the New Warrant Agreement), which fund shall be held by the Disbursing Agent for the purpose of funding distributions to holders of Allowed Class UP-1 Claims pursuant to Section II.D.3 of the Plan.

                  118. "MPAN INDENTURE" means the Indenture dated as of November 4, 1997, between MPAN and IBJ Schroder Bank & Trust Company, as trustee, as amended, supplemented, restated, or otherwise modified from time to time.

                  119.     "MPAN LENDER PERCENTAGE" means 79.63%.

                  120. "MPAN SENIOR CREDIT FACILITY AGENT" means Chase, or any successor thereto, in its capacities as (i) Administrative Agent under the MPAN Senior Credit Facility Agreement, (ii) Agent in connection with the Synthetic Lease Transactions, and (iii) Collateral Agent on behalf of the MPAN Senior Credit Facility Claim Holders.

                  121. "MPAN SENIOR CREDIT FACILITY AGREEMENT" means the Credit Agreement dated as of November 4, 1997, as amended, supplemented, restated, or otherwise modified from time to time, among MPAN, the several lenders from time to time party thereto, the MPAN Senior Credit Facility Agent as Administrative Agent, and Bank of America, N.A. (formerly known as Nationsbank, N.A.) as Documentation Agent.

                  122. "MPAN SENIOR CREDIT FACILITY CLAIM HOLDER" means the holder of A MPAN Senior Credit Facility Claim.

                  123. "MPAN SENIOR CREDIT FACILITY CLAIMS" means any and all Claims, whether secured or unsecured, arising under, evidenced by, or relating to the MPAN Senior Credit Facility Documents.

                  124. "MPAN SENIOR CREDIT FACILITY DOCUMENTS" means the following documents, as amended, supplemented, restated, or otherwise modified from time to time: (a) the MPAN Senior Credit Facility Agreement, including any term loan, revolving loan, and letter of credit obligations arising thereunder or relating thereto; (b) the Guarantee and Collateral Agreement dated as of November 4, 1997, made by MPAN and its MPAN Debtor Affiliates parties thereto in favor of the MPAN Senior Credit Facility Agent; (c) the Tranche A Term Notes,
(d) the Tranche B Term Notes; (e) the Tranche C Term Notes; (f) the Revolving Credit Notes; (g) the Swing Line Note (as the capitalized terms in the preceding clauses "(c)" through "(g)" are defined in the MPAN Senior Credit Facility Agreement); (h) the Synthetic Lease Transaction Documents; (i) the Deficiency Note dated August 16, 1999, in the original principal amount of $26,485,562.79, made by MPAN in favor of Bank of America, N.A.; (j) all other agreements granting security interests and liens in property and assets of the MPAN Debtors to the holders of Claims arising under, evidenced by, or relating to the foregoing documents, including, without limitation, the security agreements, collateral pledges, stock pledges, fee simple and leasehold mortgages, deeds of trust, and deeds to secure debt listed on Schedule 1.01 to the MPAN DIP Credit Agreement; and (k) Claim numbers 6015 and 6372 filed in the MPAN Chapter 11 Cases.

                  125. "MPAN STATE MEDICAID CLAIMS" means State Medicaid Claims against any of the MPAN Debtors.

                  126. "MPAN SUBORDINATED NOTE CLAIMS DISTRIBUTION FUND" means a fund containing (i) 399,078 shares of New MPAN Common Stock, which shall constitute in the aggregate 2.0% of the Primary Effective Date Shares of New MPAN Common Stock as of the Effective Date, and (ii) New MPAN Warrants, which shall enable the holders thereof to purchase in the aggregate an additional 376,893 shares of New MPAN Common Stock (subject to the anti-dilution provisions contained in the New Warrant Agreement), which fund shall be held by the Disbursing Agent for the purpose of funding distributions to (i) holders of Allowed Class UP-2 Claims (other than Securities Damages Claims) that are also Consenting Class UP-2 Holders, and (ii) to the extent any holders of Allowed Class UP-2 Claims are not Consenting Class UP-2 Holders, the MPAN Senior Credit Facility Agent for the benefit of the MPAN Senior Credit Facility Claim Holders on account of such Allowed Class UP-2 Claims.

                  127. "MPAN SUBORDINATED NOTES" means, collectively, the 10-1/2% Series B Senior Subordinated Discount Notes due 2007, and the 9-1/2% Senior Subordinated Discount Notes due 2007, each as governed by the MPAN Indenture.

                  128. "MPAN SUBORDINATED NOTES CLAIM" means any Claim against any of the MPAN Debtors arising under or in connection with (i) the MPAN Indenture, (ii) the MPAN Subordinated Notes, and (iii) any documents, instruments, agreements, and rights related to the foregoing, all as amended, supplemented, restated, or otherwise modified from time to time.

                  129. "MPAN UNITED STATES CLAIMS" means United States Claims against any of the MPAN Debtors.

                  130. "NEW AFFILIATES EQUITY" means the new common stock of, partnership interests in, membership interests in, or other Equity Interests in the Debtor Affiliates or any entities to be created pursuant to the Corporate Restructuring Program, which stock or other Equity Interests shall be issued pursuant to the Plan. The certificates or other documents evidencing the New Affiliates Equity shall be substantially in the form set forth in the Plan Documentary Supplement or, at the election of the Debtors, the certificates or other documents evidencing the Old Affiliates Equity shall continue to evidence the New Affiliates Equity.

                  131. "NEW BANKERS TRUST PALMETTO NOTE" means the note to be issued to the holder of the Bankers Trust Palmetto Claims, as described more fully in Section II.D.1 of this plan.

                  132. "NEW BANKERS TRUST WESTCHESTER NOTE" means the note to be issued to the holder of the Bankers Trust Westchester Claims, as described more fully in Section II.D.1 of this plan.

                  133. "NEW BOARD" has the meaning referred to in Section V.I of this Plan.

                  134. "NEW MHG COMMON STOCK" means the new common stock of Reorganized MHG to be issued to Reorganized MPAN pursuant to the Plan. The certificates for the New MHG Common Stock shall be substantially in the form set forth in the Plan

Documentary Supplement or, at the election of the Debtors, the certificates evidencing the Old MHG Common Stock shall continue to evidence the New MHG Common Stock.

                  135. "NEW MPAN COMMON STOCK" means the new common stock of Reorganized MPAN, par value $0.01 per share, to be issued pursuant to the Plan. The certificates for the New MPAN Common Stock shall be substantially in the form set forth in the Plan Documentary Supplement.

                  136. "NEW MPAN WARRANTS" means the warrants representing the right to purchase in the aggregate 753,786 shares of New MPAN Common Stock at an exercise price of $28.04 per share for a period of two (2) years following the Effective Date, as described more fully in the New Warrant Agreement. The anti-dilution provisions in the New Warrant Agreement shall apply to preserve the purchase rights of the New MPAN Warrants in the event that Reorganized MPAN
(i) pays a dividend in the form of shares of New MPAN Common Stock or makes a distribution in shares of its New MPAN Common Stock, or subdivides, combines, or reclassifies its shares of New MPAN Common Stock, (ii) distributes to all holders of its New MPAN Common Stock Cash dividends or other distributions of Cash, evidences of its indebtedness, shares of capital stock (other than New MPAN Common Stock) or any other properties or securities, or any options, warrants, or other rights to subscribe for or purchase any of the foregoing (other than any regular Cash dividend, including increases thereof), or (iii) engages in any combination (e.g., consolidation, merger, or disposition of a substantial portion of its property and assets).

                  137. "NEW PROJECT LENDER NOTES" means, collectively, the New Bankers Trust Palmetto Note, New Bankers Trust Westchester Note, and New THCI Note.

                  138. "NEW THCI NOTE" means the note to be issued to the holder of the THCI Secured Claims, as described more fully in Section II.D.1 of this Plan.

                  139. "NEW WARRANT AGREEMENT" means the Warrant Agreement that shall govern the issuance, terms, and conditions of the New MPAN Warrants and that shall be substantially in the form set forth in the Plan Documentary Supplement.

                  140. "NHP" means Nationwide Health Properties, Inc., and any affiliates, successors, or assigns thereof.

                  141. "NHP DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time:
(i) the Loan Agreement dated June 30, 1993; (ii) the Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing dated as of June 30, 1993; (iii) the First Amendment to Loan Agreement, Deed of Trust and Other Loan Documents (Kensington Gardens) dated June 28, 1996; (iv) the Secured Promissory Note dated June 30, 1993; and (v) any other documents that either evidence or perfect the NHP Secured Claims or that were delivered pursuant to the foregoing documents.

                  142. "NHP SECURED CLAIMS" means any and all Secured Claims of NHP or others arising under, evidenced by, or relating to (i) the NHP Documents; or (ii) Claim number 2469 filed in the MHG Chapter 11 Cases including but not limited to (a) any liens securing such

Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facility known as Mariner Health of Kensington.

                  143. "NIEP" means the New Incentive Equity Plan, as described more fully in Section V.J of this Plan.

                  144. "OLD AFFILIATES EQUITY" means the stock, partnership interests, membership interests, or other interests comprising the Equity Interests in the Debtor Affiliates prior to the Effective Date.

                  145. "OLD MHG COMMON STOCK" means the stock comprising the Equity Interests in MHG prior to the Effective Date.

                  146. "OLD MPAN COMMON STOCK" means the stock comprising the Equity Interests in MPAN prior to the Effective Date.

                  147. "OMEGA" means Omega Healthcare Investors, Inc., a Maryland corporation, and any affiliates, successors, or assigns thereof.

                  148. "OMEGA CLAIMS" means any and all Claims asserted by Omega or others arising under, evidenced by, or relating to (i) the Omega Documents, or (ii) Claim number 7291, 7294 through 7299, 7301, or 7304 through 7310 filed in the MPAN Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims.

                  149. "OMEGA DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Michigan Loan Agreement dated June 7, 1992, (ii) the Mortgage, Security Agreement, Assignment of Rents and Leases, and Fixture Filing dated August 14, 1992, (iii) the Mortgage Note dated August 14, 1992, (iv) the Security Agreement dated August 14, 1992, (v) the Letter of Credit Pledge Agreement dated August 14, 1992, (vi) the Cash Collateral Escrow Agreement dated August 14, 1992, (vii) the Assignment of Leases dated August 14, 1992, (viii) the Omega-PHCM Subsidiary Guaranty dated February 12, 1997, (ix) the Omega - PHCM Subsidiary Security Agreement dated February 12, 1997, (x) the Intercreditor Agreement dated February 12, 1997, (xi) the Supplementary Letter of Credit and Cash Collateral Escrow Agreement dated March, 1996, (xii) the Security Agreement dated July 31, 1998 from Living Centers-PHCM, Inc. in favor of Omega, (xiii) the Deed of Trust, Security Agreement, and Fixture Filing (fee simple) dated July 31, 1998, from Living Centers-PHCM in favor of David J. Witheft, Esq., as trustee for the benefit of Omega, (xiv) the Deed of Trust, Security Agreement, and Fixture Filing (leasehold) dated July 31, 1998, in favor of David J. Witheft, Esq., as trustee for the benefit of Omega, and (xv) any other documents that either evidence or perfect the Omega Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  150. "OMEGA SETTLEMENT AGREEMENT" means that certain Settlement Agreement dated as of August 1, 2001 by and among MPAN, the other MPAN Debtors identified as parties thereto, and Omega, and all schedules and exhibits thereto and all documents, instruments, and agreements executed or delivered as required or contemplated thereunder, as the same may have been amended, supplemented, restated, or otherwise modified from time to time, as approved by order of the Bankruptcy Court entered on or about August 22, 2001.

                  151. "OTHER PRIORITY CLAIM" means any Claim accorded priority in right of payment under section 507(a) of the Bankruptcy Code (including sections 507(a)(3), 507(a)(4), and 507(a)(6)), other than a Priority Tax Claim or an Administrative Expense.

                  152. "OTHER SECURED CLAIMS" means any Secured Claim not classified in any of Classes SP-1 through SP-8, Classes SM-1 through SM-12, or Class SJ-1.

                  153. "PETITION DATE" means January 18, 2000, the date on which the Debtors filed their voluntary petitions commencing the Chapter 11 Cases.

                  154. "PHCMI DEBTORS" means, collectively, (i) Professional Health Care Management, Inc. ("PHCMI"), (ii) all of the subsidiaries of PHCMI that are indebted to Omega, and (iii) Living Centers-PHCM, Inc. a wholly-owned subsidiary of MPAN that is also indebted to Omega. The PHCMI Debtors are identified as such on Exhibit 2 hereto.

                  155. "PLAN" means this chapter 11 plan of reorganization, including all exhibits hereto and all documents incorporated by reference herein or contained in the Plan Documentary Supplement, either in their present form or as they may be amended, supplemented, restated, or otherwise modified from time to time in accordance with the Bankruptcy Code, the Bankruptcy Rules, and this Plan.

                  156. "PLAN DOCUMENTARY SUPPLEMENT" means the compilation of the forms and summaries of certain documents, as same may be amended, supplemented, restated, or otherwise modified from time to time, referred to herein as specified in Section I.C of the Plan.

                  157. "PRIMARY EFFECTIVE DATE SHARES" means the shares of New MPAN Common Stock to be issued on the Effective Date (regardless whether such shares actually are distributed on the Effective Date or are held in the MPAN General Unsecured Claims Distribution Fund or the MPAN Subordinated Note Claims Distribution Fund for distribution at a later date in accordance with this Plan), excluding (i) any shares issuable upon exercise of the New MPAN Warrants, and (ii) any shares issuable under the NIEP.

                  158. "PRIORITY TAX CLAIM" means a Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

                  159.     "PRO RATA" means proportionately so that the ratio of
(a) the amount of consideration distributed on account of a particular Allowed Claim to (b) the allowed amount of the Allowed Claim, is the same as the ratio of (x) the amount of consideration available for distribution on account of all Allowed Claims in the Class in which the particular Allowed Claim is included to
(y) the amount of all Claims (whether Allowed Claims or Disputed Claims) in that Class, in all cases excluding any Securities Damages Claims (whether Allowed Claims or Disputed Claims), provided, however, that with respect to any distribution to be made from the MHG Unsecured Claims Distribution Fund, "Pro Rata" means the amount determined proportionately so that the ratio of (a) the amount of consideration distributed on account of a particular Allowed Claim in Class UM-1 or Class UM-2 to (b) the amount of such Allowed

Claim, is the same as the ratio of (x) the amount of consideration available for distribution in the MHG Unsecured Claims Distribution Fund to (y) the amount of all Claims (whether Allowed Claims or Disputed Claims) in Classes UM-1 and UM-2.

                  The Pro Rata ratio or formula is illustrated as follows:

     (a) Amount of consideration                  (x) Total consideration available for
distributed to holder of Allowed Claim           distribution to holders of Allowed Claims
                                                                in Class

       -----------------------                         ---------------------------

                                          =

 (b) Amount of holder's Allowed Claim            (y) Total amount of all Claims (whether
                                                   Allowed Claims or Disputed Claims) in
                                                                   Class

                  For purposes of the application of this definition, (a) the amount of any Disputed Claim shall be the lesser of: (i) the face amount of such Claim, (ii) the maximum amount of such Claim as estimated in accordance with the Claims Estimation Procedure set forth in Section IV.D hereof, or (iii) zero, to the extent such Claim has been disallowed by a Final Order or otherwise deemed disallowed under this Plan, (b) the term "consideration" may refer to New MPAN Common Stock, New MPAN Warrants, Cash, or any other property that may be distributed under this Plan, and (c) if the Debtors recover any transfers from an entity on the basis that such transfers were preferential as provided in section 547 of the Bankruptcy Code, and if such entity is entitled to an Allowed Claim as a consequence of such recovery and is otherwise entitled to distributions on account of such Allowed Claim under this Plan (including, if applicable, as a Consenting Class UP-2 Holder or a Consenting Class UM-2 Holder), then such entity shall be entitled to a Pro Rata distribution as the holder of an Allowed Claim in the applicable Class.

                  160. "PUNITIVE DAMAGE CLAIMS" means any Claim arising before the Petition Date, whether secured or unsecured, for any fine, penalty, or forfeiture, or for multiple, exemplary, or punitive damages, to the extent that such fine, forfeiture, or damages is not compensation for actual pecuniary loss suffered by the holder of such Claim.

                  161. "QUAKER" means Quaker Capital, L.P., and any affiliates, successors, or assigns thereof, including but not limited to HUD in such capacity.

                  162. "QUAKER DELAND CLAIMS" means any and all Claims asserted by Quaker, HUD, or others arising under, evidenced by, or relating to
(i) the Quaker Documents; or (ii) Claim number 3222 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims; (b) any guarantees of such Claims; or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' facility known as Mariner Health of Deland.

                  163. "QUAKER DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) the Mortgage Note dated as of March 12, 1992 in the original principal amount of $7,200,000, (ii) the

Mortgage dated as of March 12, 1992, and (iii) any other documents that either evidence or perfect the Quaker Deland Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  164. "REORGANIZED DEBTORS" means the Debtors, or any successors thereto by merger, consolidation, acquisition, or otherwise (including but not limited to any such transactions consummated pursuant to the Corporate Restructuring Program), on and after the Effective Date.

                  165. "REORGANIZED MHG," "REORGANIZED MHG DEBTOR AFFILIATES," "REORGANIZED MPAN," and "REORGANIZED MPAN DEBTOR AFFILIATES" means, respectively, MHG, the MHG Debtor Affiliates, MPAN, or the MPAN Debtor Affiliates, or any successor thereto by merger, consolidation, or otherwise, on and after the Effective Date.

                  166. "REQUIRED SENIOR CREDIT FACILITY CLAIM HOLDERS" means the consent of more than 50% of the Senior Credit Facility Claim Holders in amount, determined as follows: (a) the denominator shall be $1,237,768,000 (the sum of the face principal amounts of the MPAN Senior Credit Facility Claims and 60.665% of the face principal amounts of the MHG Senior Credit Facility Claims), and (b) the numerator shall be the sum of (i) the face principal amounts of the consenting or approving MPAN Senior Credit Facility Claim Holders, and (ii) 60.665% of the face principal amounts of the consenting or approving MHG Senior Credit Facility Claim Holders.

                  167. "SCHEDULES" means the schedules of assets and liabilities, list of equity security holders, and statement of affairs filed by the MPAN Debtors or the MHG Debtors, as applicable, as required by section 521(1) of the Bankruptcy Code, Bankruptcy Rules 1007(a)(3) and (b)(1), and Official Bankruptcy Form No. 6, as amended from time to time.

                  168. "SECURED CLAIM" means a Claim against the Debtors that is (a) secured by a lien on property in which any or all of the Debtors' estates have an interest, to the extent of the value of any validly perfected, enforceable, and nonavoidable interest in property of the estate securing such Claim or (b) a Claim that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the amount subject to a valid setoff, in the case of each of (a) and (b) as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code or agreed to by the Debtors or the Reorganized Debtors and the applicable Claim holder.

                  169. "SECURED CREDITOR RATE" means an interest rate, compounded monthly, equal to the yield for ten (10) year obligations of the United States Treasury having a maturity date closest to the tenth anniversary of the Effective Date, plus 300 basis points.

                  170. "SECURED TAX CLAIM" means a Claim of a governmental unit for taxes that is also a Secured Claim.

                  171. "SECURITIES DAMAGES CLAIM" means a Claim against any of the Debtors arising from the rescission of a purchase, sale, or other transfer of shares, notes, or other securities of any of the Debtors, for damages arising from the purchase, sale, or other transfer of any such share, note, or other security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of any such Claim, including but not limited to any Claim that would be subject to subordination under section 510(b) of the Bankruptcy Code. For purposes of this definition, "security" includes, among other things, Old MPAN Common Stock, Old MHG Common Stock, Old Affiliates Equity, MPAN Subordinated Notes, MHG Subordinated Notes, and any options, warrants, or other rights to purchase, sell, or transfer the same.

                  172. "SENIOR CREDIT FACILITY CLAIM HOLDERS" means the holders of the Senior Credit Facility Claims.

                  173. "SENIOR CREDIT FACILITY CLAIMS" means, together, the MPAN Senior Credit Facility Claims and the MHG Senior Credit Facility Claims.

                  174. "SENIOR LENDER NOTES" means certain notes that may be distributed on the Effective Date to holders of MPAN Senior Credit Facility Claims and MHG Senior Credit Facility Claims, as described more fully in Sections II.D.1 and V.B.3 of this Plan.

                  175. "STATE" means any State, commonwealth, or territory of the United States, the District of Columbia, any department, agency, or subdivision of the foregoing, or any fiscal intermediary, agent, or authorized representative of the foregoing when acting in such capacity.

                  176. "STATE MEDICAID CLAIM" means a Claim of a State for payment, recovery, recoupment, or offset of any reimbursements or other payments made by or on behalf of a State pursuant to a State's Medicaid program, for services rendered or otherwise provided by or on behalf of any of the Debtors prior to the Petition Date (regardless whether any cost reports with respect to such services were submitted or audited before or after the Petition Date), which reimbursements or other payments the State contends were improperly made, were made in the wrong amount, or are otherwise recoverable by the State, provided, however, that any Claims for penalties or fines shall not be treated as State Medicaid Claims.

                  177. "SUBORDINATED NOTES" means the MPAN Subordinated Notes and the MHG Subordinated Notes.

                  178. "SYNTHETIC LEASE TRANSACTION DOCUMENTS" means the following documents, as amended, supplemented, restated, or otherwise modified from time to time: (i) the Amended and Restated Participation Agreement dated as of November 4, 1997; (ii) the Amended and Restated Credit Agreement dated as of November 4, 1997; (iii) the Lease dated as of October 10, 1996, and the Memoranda of Leases and Lease Supplements relating thereto; (iv) the Amended and Restated Guarantee dated as of November 4, 1997; (v) the Mortgages and/or Deeds of Trust relating to the foregoing; (vi) the Agency Agreement relating to the foregoing; and (vii) the Stipulation Acknowledging Ownership of Properties Subject to "Synthetic Lease" Transaction approved by the Bankruptcy Court on or about January 19, 2000.

                  179. "SYNTHETIC LEASE TRANSACTIONS" means those transactions involving, among others, FBTC Leasing Corp., the MPAN Senior Credit Facility Agent, The Fuji Bank, Limited (Houston Agency), as co-agent, and the MPAN Debtors, arising under, relating to, or evidenced by the Synthetic Lease Transaction Documents.

                  180. "THCI" means THCI Mortgage Holding Company LLC, successor to Meditrust Mortgage Investments, Inc., and any affiliates, successors, or assigns thereof.

                  181. "THCI DOCUMENTS" means the following, each as may have been amended, supplemented, restated, or otherwise modified from time to time: (i) all documents attached to Claim number 2245 or 3462 filed in the MHG Chapter 11 Cases, (ii) all documents that purport to grant a lien in favor of THCI relating to the Debtors' Mariner Health Care at Pendleton facility located in Stonington, Connecticut, and (iii) any other documents that either evidence or perfect the THCI Secured Claims or that were delivered pursuant to or in connection with the foregoing documents.

                  182. "THCI SECURED CLAIMS" means any and all Secured Claims of THCI or others arising under, evidenced by, or relating to: (i) the THCI Documents; or (ii) Claim numbers 2245 or 3462 filed in the MHG Chapter 11 Cases, including but not limited to: (a) any liens securing such Claims, (b) any guarantees of such Claims, or (c) any interest, penalties, and fees relating to such Claims, each as it relates to the Debtors' Mariner Health Care at Pendleton facility located in Stonington, Connecticut.

                  183. "TOTAL FUNDED DEBT" means the sum of the principal amount as of the Effective Date of the Exit Term Loans, the Investor Notes, the Lender Notes, the New Project Lender Notes, and any capital lease or mortgage obligations assumed or unimpaired under the Plan, provided, however, that "Total Funded Debt" shall not include the Debtors' non-recourse obligations owing on account of the "Modified Omega Loan" (as that term is defined in the Disclosure Statement).

                  184. "UNITED STATES" means the United States of America, all agencies and departments thereof, and all officers, agents, fiscal intermediaries, employees, and assigns thereof when acting in such capacity, including without limitation, the Office of Inspector General of the Department of Health and Human Services ("OIG"), the United States Department of Justice, Civil Division ("DOJ"), the Center for Medicare and Medicaid Services ("CMS", formerly known as the Health Care Financing Administration ("HCFA")), and the United States Department of Health and Human Services.

                  185. "UNITED STATES CLAIMS" means any and all Claims or causes of action against the Debtors asserted by or on behalf of the United States (including all of its agencies, departments, agents, fiscal intermediaries, employees, and assigns, or third parties under 31 U.S.C. ss. 3730(b) or (d), including all qui tam actions) seeking payments, damages, offsets, recoupments, penalties, attorneys' fees, costs, expenses of any kind, or other remedies of any kind: (i) under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a; and the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812; and/or other statutory or common law doctrines of payment by mistake, unjust enrichment, breach of contract, or fraud; (ii) for administrative overpayments, including Claims or causes of action for services rendered or products supplied under Medicare, the TRICARE Program, 10 U.S.C. ss.ss. 1071-1106, or any other federal health program; (iii) for civil monetary penalties imposed pursuant to 42 U.S.C. ss.1395i-3(h)(2)(B)(ii) and 42 U.S.C. ss. 1396r(h)(2)(A)(ii) or other applicable law; (iv) arising under any provider agreement or similar agreement with the United States; and (v) for permissive exclusion from Medicare, Medicaid, and other federal health programs (as defined in 42 U.S.C. ss. 1320a-7b(f) and under 42 U.S.C. ss. 1320a-7(b) and 42 U.S.C. ss. 1320a-7a). Notwithstanding anything in this definition to the contrary, United States Claims shall not include Claims for taxes or Claims of HUD otherwise classified under this Plan.

         B.       RULES OF CONSTRUCTION.

                  For purposes of the Plan, (i) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (ii) any reference in the Plan to a contract, instrument, release, indenture, agreement, or other document being in a particular form or on particular terms and conditions means that such document shall be substantially and materially in such form or substantially and materially on such terms and conditions; (iii) any reference in the Plan to a document, schedule, annex, or exhibit to the Plan, Plan Documentary Supplement, or Disclosure Statement filed or to be filed means such document, schedule, annex, or exhibit, as it may have been or may be amended, modified, or supplemented; (iv) unless otherwise specified, all references in the Plan to articles, sections, subsections, clauses, paragraphs, schedules, and exhibits are references to articles, sections, subsections, clauses, paragraphs, schedules, and exhibits of or to the Plan; (v) the words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Plan as a whole and not to any particular section, subsection, clause, or paragraph contained in the Plan; (vi) a term used herein that is not defined herein shall have the meaning ascribed to that term, if any, in the Bankruptcy Code or Bankruptcy Rules; and (vii) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply to the extent such rules are not inconsistent with the express terms of the Plan or any other provision in this Section I.B.

         C.       PLAN DOCUMENTARY SUPPLEMENT.

                  Forms or summaries of certain documents referred to herein are contained in a separate Plan Documentary Supplement, which the Debtors shall file with the Bankruptcy Court and amend from time to time prior to the Effective Date. The Plan Documentary Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours.

         D.       EXHIBITS.

                  All exhibits to the Plan and all documents contained in the Plan Documentary Supplement are incorporated into and are a part of the Plan as if set forth in full herein.

                                       II.

                         CLASSIFICATION AND TREATMENT OF
                           CLAIMS AND EQUITY INTERESTS

         A.       SUMMARY.

                  The categories of Claims and Equity Interests listed below classify Claims and Equity Interests for all purposes, including voting, confirmation, and distribution pursuant to the Plan. Administrative Expenses and Priority Tax Claims have not been classified and are excluded from the following Classes, in accordance with section 1123(a)(1) of the Bankruptcy

Code. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in a different Class to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such different Class.

                       CLASS                                        STATUS
                       -----                                        ------
   SP-1:    MPAN Senior Credit Facility           Impaired - entitled to vote.
            Claims
   SP-2:    Omega Claims                          Impaired - entitled to vote.
   SP-3:    LaSalle  Claims                       Impaired - entitled to vote
   SP-4:    Fireside Manor Secured Claims         Impaired - entitled to vote
   SP-5:    Aramark Secured Claims                Impaired - entitled to vote
   SP-6:    Bank Midwest Secured Claims           Impaired - entitled to vote
   SP-7:    Bank of New York Claims               Unimpaired - deemed to have accepted the Plan
   SP-8:    Lend Lease Secured Claims             Impaired - entitled to vote
   SM-1:    MHG Senior Credit Facility Claims     Impaired - entitled to vote
   SM-2:    Bankers Trust Palmetto Claims         Impaired - entitled to vote
   SM-3:    Bankers Trust Westchester Claims      Impaired - entitled to vote
   SM-4:    Bankers Trust St. Augustine Claims    Impaired - entitled to vote
   SM-5:    THCI Secured Claims                   Impaired - entitled to vote
   SM-6:    HUD Jacksonville Claims               Unimpaired - deemed to have accepted the Plan
   SM-7:    NHP Secured Claims                    Impaired - entitled to vote
   SM-8:    omitted                               N/A
   SM-9:    Quaker Deland Claims                  Impaired - entitled to vote
   SM-10:   Monticello Bonifay Claims             Impaired - entitled to vote
   SM-11:   Monticello Titusville Claims          Impaired - entitled to vote

   SM-12:   Monticello San Antonio Claims         Impaired - entitled to vote
   SJ-1:    Secured Tax Claims                    Impaired - entitled to vote
   SJ-2:    Other Secured Claims                  Impaired - entitled to vote; provided, however, that the
                                                  Debtors may elect to unimpair certain holders

   PJ-1:    Other Priority Claims                 Unimpaired - deemed to have accepted the Plan

   UP-1:    MPAN General Unsecured Claims         Impaired - entitled to vote
   UP-2:    MPAN Subordinated Note Claims         Impaired - entitled to vote
   UP-3:    MPAN Punitive Damages Claims          Impaired - deemed to have rejected the Plan
   UM-1:    MHG General Unsecured Claims          Impaired - entitled to vote
   UM-2:    MHG Third Party Subordinated Note     Impaired - entitled to vote
            Claims
   UM-3:    MHG Punitive Damages Claims           Impaired - deemed to have rejected the Plan
   UJ-1:    Debtors Intercompany Claims           Impaired - consenting to the Plan as Plan proponents

   GP-1:    MPAN United States Claims             Impaired - consenting to the Plan pursuant to the Federal
                                                  Government Settlement
   GM-1:    MHG United States Claims              Impaired - consenting to the Plan pursuant to the Federal
                                                  Government Settlement

   EP-1:    Old MPAN Common Stock                 Impaired- deemed to have rejected the Plan
   EM-1:    Old MHG Common Stock                  Impaired - consenting to the Plan as Plan proponents
   EJ-1:    Old Affiliates Equity                 Impaired - consenting to the Plan as Plan proponents

         B.       ADMINISTRATIVE EXPENSES.

                  1.       PAYMENT GENERALLY.

                  No Administrative Expense shall receive a distribution under this Plan except to the extent that it is an Allowed Administrative Expense. Except to the extent that the holder of an Allowed Administrative Expense agrees to a different treatment, and subject to the bar dates for Administrative Expenses set forth in the following Sections, the Disbursing Agent shall pay each Allowed Administrative Expense in full, in Cash, on the later of (i) the Effective Date, (ii) within ten (10) Business Days after the date such Administrative Expense becomes an Allowed Administrative Expense, or (iii) the date such Allowed Administrative Expense becomes due according to its terms. Notwithstanding the foregoing, any Allowed Administrative Expenses representing obligations incurred in the ordinary course of postpetition business by the Debtors in Possession (including without limitation postpetition trade obligations and postpetition payroll obligations, but excluding any postpetition tax obligations) or that have been expressly authorized by the Bankruptcy Court or this Plan shall be paid in full or performed by the Reorganized Debtors in the ordinary course of business, in accordance with the terms of the particular obligation.

                  2.       ADMINISTRATIVE EXPENSES BAR DATE.

                           a.       GENERAL ADMINISTRATIVE EXPENSES BAR DATE.

                  All applications for final compensation of professional persons for services rendered and for reimbursement of expenses incurred on or before the Effective Date and all other requests for payment of Administrative Expenses incurred before the Effective Date under sections 507(a)(1) or 507(b) of the Bankruptcy Code shall be filed with the Bankruptcy Court and served upon the Reorganized Debtors, the MPAN Senior Credit Facility Agent, and the MHG Senior Credit Facility Agent no later than sixty (60) days after the Effective Date (the "General Administrative Expenses Bar Date"), unless such date is extended by the Bankruptcy Court after notice to the Reorganized Debtors. Any such request for payment of an Administrative Expense that is subject to the General Administrative Expenses Bar Date and that is not filed and served on or before the General Administrative Expenses Bar Date shall be forever barred; any party that seeks payment of Administrative Expenses that (i) is required to file a request for payment of such Administrative Expenses and (ii) does not file such a request by the deadline established herein shall be forever barred from asserting such Administrative Expenses against the Debtors, the Reorganized Debtors, their estates, or any of their property. Notwithstanding the foregoing, the General Administrative Expenses Bar Date shall not apply to (i) postpetition, ordinary course trade obligations and postpetition payroll obligations incurred in the ordinary course of the Debtors' postpetition business, personal injury claims arising from acts or omissions occurring after the Petition Date, and postpetition obligations expressly authorized by the Bankruptcy Court or this Plan (including but not limited to obligations arising under any agreements entered into during the Chapter 11 Cases pursuant to Bankruptcy Court approval), for which no Administrative Expenses bar date shall apply, and (ii) postpetition tax obligations, for which the bar date for Tax Administrative Expenses described in the following Section shall apply.

                           B.       TAX ADMINISTRATIVE EXPENSES BAR DATE.

                  All requests for payment of Administrative Expenses by a governmental unit for taxes (and for interest and/or penalties related to such taxes) for any tax year or period, all or any portion of which occurs or falls within the period from and including the Petition Date through and including the Effective Date ("Tax Administrative Expenses") and for which no bar date has otherwise been previously established, must be filed and served on the Reorganized Debtors, the MPAN Senior Credit Facility Agent, the MHG Senior Credit Facility Agent, and the Arranger for the Exit Facility on or before the later of (i) sixty (60) days following the Effective Date; or (ii) 120 days following the filing of the tax return for such taxes for such tax year or period with the applicable governmental unit. Any holder of any Tax Administrative Expenses that is required to file a request for payment of such taxes and does not file and properly serve such a request by the applicable bar date shall be forever barred from asserting any such Tax Administrative Expenses against the Debtors, Reorganized Debtors, their estates, or their property.

                  3.       POST-EFFECTIVE DATE PROFESSIONAL FEES AND EXPENSES.

                  Any professional fees or reimbursement of expenses incurred by the Reorganized Debtors subsequent to the Effective Date may be paid by the Reorganized Debtors without application to the Bankruptcy Court, provided, however, that the Bankruptcy Court shall retain jurisdiction to resolve any disputes regarding payment for professional services relating to the implementation of the Plan or the administration of the Chapter 11 Cases.

         C.       PRIORITY TAX CLAIMS.

                  Except to the extent that the holder of an Allowed Priority Tax Claim agrees to a different treatment, the Disbursing Agent shall pay each holder of an Allowed Priority Tax Claim in full, in Cash, on the later of (i) the Effective Date, or (ii) the date such Priority Tax Claim becomes an Allowed Priority Tax Claim. Allowed Priority Tax Claims shall not include any interest or penalties accruing subsequent to the Petition Date, and all postpetition interest and all penalties shall be disallowed.

         D.       CLASSIFICATION AND TREATMENT OF CLAIMS.

                  1.       SECURED CLAIMS.

                           A.       CLASS SP-1:   MPAN SENIOR CREDIT
                                    FACILITY CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-1
consists of the MPAN Senior Credit Facility Claims.

                                    II.      ALLOWANCE:  The MPAN Senior Credit
Facility Claims shall be deemed Allowed Claims in the aggregate amount of $985,631,204 for purposes of this Plan.

                                    III.     TREATMENT:  The MPAN Senior Credit
Facility Claim Holders shall receive in the aggregate and in full satisfaction of the MPAN Senior Credit Facility Claims on the Effective Date: (a) the MPAN Lender Percentage of the Available Cash; (b) the

MPAN Lender Percentage of the Lender Notes, if any such Lender Notes are issued pursuant to Section V.B.4 of this Plan; (c) the MPAN Lender Percentage of the Lender Shares; and (d) a release as provided in Section V.L.1 of this Plan. In addition, as soon as such consideration is available on or after the Effective Date, the MPAN Senior Credit Facility Claim Holders shall receive: (y) the MPAN Lender Percentage of the APS Sale Proceeds (to the extent such APS Sale Proceeds are not otherwise included in the calculation of Available Cash or have not been paid to the MPAN Senior Credit Facility Claim Holders as adequate protection prior to the Effective Date); and (z) New MPAN Common Stock and New MPAN Warrants that would otherwise have been issued to holders of Allowed Class UP-2 Claims that are not Consenting Class UP-2 Holders, if such holders had been Consenting Class UP-2 Holders. Any and all rights of the MPAN Senior Credit Facility Claim Holders to receive New Affiliates Equity and all other Equity Interests in the Reorganized Debtors (other than Reorganized MPAN) shall be subordinated to the rights of the Reorganized Debtors as provided in the treatment of Class EJ-1 under this Plan.

                  Notwithstanding the foregoing, in the event that either the MPAN Senior Credit Facility Claim Holders or the MHG Senior Credit Facility Claim Holders receive any payments from the Debtors on account of collateral sales (including but not limited to the APS Sale Proceeds) or any other adequate protection payments from and after December 10, 2001 through the date immediately preceding the Effective Date (the "Pre-Effective Date Payments"), the percentage of Available Cash distributed to the MPAN Senior Credit Facility Claim Holders shall be adjusted so that (a) the sum of (1) any Pre-Effective Date Payments received by the MPAN Senior Credit Facility Claim Holders, and (2) Available Cash distributed to the MPAN Senior Credit Facility Claim Holders, equals (b) the MPAN Lender Percentage multiplied by the sum of (1) all Pre-Effective Date Payments (whether to the MPAN Senior Credit Facility Claim Holders or the MHG Senior Credit Facility Claim Holders), and (2) all Available Cash.

                  All Cash to be distributed to the MPAN Senior Credit Facility Claim Holders shall be distributed initially to the MPAN Senior Credit Facility Agent, for distribution by the MPAN Senior Credit Facility Agent to the MPAN Senior Credit Facility Claim Holders. All of the New MPAN Common Stock and Lender Notes to be distributed to the MPAN Senior Credit Facility Claim Holders shall be distributed by the Reorganized Debtors as directed in writing by the MPAN Senior Credit Facility Agent. Distribution of Cash, Lender Notes, and New MPAN Common Stock to individual MPAN Senior Credit Facility Claim Holders (including, without limitation, the payment in full with accrued interest at the non-default rate of the Tranche B and Tranche C obligations under the Synthetic Lease Transaction Documents) shall be made in accordance with their respective rights inter se and any election and allocation procedures that may be agreed upon by the MPAN Senior Credit Facility Claim Holders.

                  Except as may be provided with respect to the Lender Notes, all liens, mortgages, and security interests securing MPAN Senior Credit Facility Claims will be extinguished on the Effective Date. Except as expressly provided in this Plan, any and all Claims of the MPAN Senior Credit Facility Agent and the MPAN Senior Credit Facility Claim Holders existing as of the Effective Date against (a) the Debtors or (b) to the extent such Claims relate to the MPAN Senior Credit Facility Claims, against the Debtors' subsidiaries, affiliates, officers, directors, employees, agents, and advisors, will be extinguished on the Effective Date, whether such

Claims are known or unknown, matured or unmatured, contingent or noncontingent, or liquidated or unliquidated.

                           B.       CLASS SP-2:   OMEGA CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-2
consists of the Omega Claims.

                                    II.      TREATMENT:  The holder of the Omega
Claims shall receive on account of such Claims treatment in accordance with the terms of the Omega Settlement Agreement.

                           C.       CLASS SP-3:  LASALLE CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-3
consists of the LaSalle Claims.

                                    II.      TREATMENT:  In full and complete
satisfaction of the LaSalle Claims, the holder of the LaSalle Claims shall receive the treatment provided in the "Stipulation and Agreement Regarding the Consensual Modification of the Treatment of Class SP-3 in the Second Amended Plan of Reorganization for Mariner Post-Acute Network, Inc., Mariner Health Group, Inc., and Their Respective Debtor Affiliates Dated February 1, 2002; and Order Thereon."

                           D.       CLASS SP-4:  FIRESIDE MANOR SECURED
CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-4
consists of the Fireside Manor Secured Claims.

                                    II.      ALLOWANCE:  The Allowed Fireside
Manor Secured Claims shall consist of (i) all amounts owing on account of the Fireside Manor Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the Fireside Manor Documents, less (iii) any amounts paid by the Debtors on account of the Fireside Manor Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holder of the Fireside Manor Secured Claims the Debtors' estimate of the amount of the Allowed Fireside Manor Secured Claims as of the anticipated Effective Date, which amount shall be binding upon the holder of the Fireside Manor Secured Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate on or before the deadline to object to confirmation of the Plan. In the event of such an objection, the Fireside Manor Secured Claims shall be treated as Disputed Claims until the allowed amount of the Fireside Manor Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the Fireside Manor Secured Claims.

                                    III.     TREATMENT:  In full satisfaction
of the Fireside Manor Secured Claims, the Disbursing Agent shall pay the holder of the Allowed Class SP-4 Claims the full amount of such Allowed Class SP-4 Claims, in Cash, on the later of (i) the Effective Date, or (ii) the date the Fireside Manor Secured Claims become Allowed Class SP-4 Claims. Any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing the Fireside Manor Secured Claims shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of the Allowed Class SP-4 Claims in accordance herewith, or (b) the Debtors' funding of a reserve account with Cash in an amount equal to the amount of the Fireside Manor Secured Claims as asserted by the holder of such Claims, with the liens securing the Fireside Manor Secured Claims attaching to such account until payment of the Allowed Class SP-4 Claims. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of the Fireside Manor Secured Claims to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           E.       CLASS SP-5:   ARAMARK SECURED CLAIMS.

                                    I.       CLASSIFICATION:   Class SP-5
consists of the Aramark Secured Claims.

                                    II.      ALLOWANCE:        The Allowed
Aramark Secured Claims shall consist of (i) all amounts owing on account of the Aramark Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the Aramark Documents, less (iii) any amounts paid by the Debtors on account of the Aramark Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holder of the Aramark Secured Claims the Debtors' estimate of the amount of the Allowed Aramark Secured Claims as of the anticipated Effective Date, which amount shall be binding upon the holder of the Aramark Secured Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate on or before the deadline to object to confirmation of the Plan. In the event of such an objection, the Aramark Secured Claims shall be treated as Disputed Claims until the allowed amount of the Aramark Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the Aramark Secured Claims.

                                    III.     TREATMENT:  In full satisfaction of
the Aramark Secured Claims, the Disbursing Agent shall pay the holder of the Allowed Class SP-5 Claims the full amount of such Allowed Class SP-5 Claim, in Cash, on the later of (i) the Effective Date, or (ii) the date the Aramark Secured Claims become Allowed Class SP-5 Claims. Any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing the Aramark Secured Claims shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of the Allowed Class SP-5 Claims in accordance herewith, or (b) the Debtors' funding of a reserve account with

Cash in an amount equal to the amount of the Aramark Secured Claims as asserted by the holder of such Claims, with the liens securing the Aramark Secured Claims attaching to such account until payment of the Allowed Class SP-5 Claims. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of the Aramark Secured Claims to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           F.       CLASS SP-6:  BANK MIDWEST SECURED CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-6
consists of the Bank Midwest Secured Claims.

                                    II.      ALLOWANCE:  The Allowed Bank
Midwest Secured Claims shall consist of (i) all amounts owing on account of the Bank Midwest Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the Bank Midwest Documents, less (iii) any amounts paid by the Debtors on account of the Bank Midwest Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holder of the Bank Midwest Secured Claims the Debtors' estimate of the amount of the Allowed Bank Midwest Secured Claims as of the anticipated Effective Date, which amount shall be binding upon the holder of the Bank Midwest Secured Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate on or before the deadline to object to confirmation of the Plan. In the event of such an objection, the Bank Midwest Secured Claims shall be treated as Disputed Claims until the allowed amount of the Bank Midwest Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the Bank Midwest Secured Claims.

                                    III.     TREATMENT:  In full satisfaction of
the Bank Midwest Secured Claims, the Disbursing Agent shall pay the holder of the Allowed Class SP-6 Claims the full amount of such Allowed Class SP-6 Claim, in Cash, on the later of (i) the Effective Date, or (ii) the date the Bank Midwest Secured Claims become Allowed Class SP-6 Claims. Any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing the Bank Midwest Secured Claims shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of the Allowed Class SP-6 Claims in accordance herewith, or (b) the Debtors' funding of a reserve account with Cash in an amount equal to the amount of the Bank Midwest Secured Claims as asserted by the holder of such Claims, with the liens securing the Bank Midwest Secured Claims attaching to such account until payment of the Allowed Class SP-6 Claims. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of the Bank Midwest Secured Claims to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           G.       CLASS SP-7:  BANK OF NEW YORK CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-7
consists of the Bank of New York Claims.

                                    II.      TREATMENT:   The Bank of New York
Claims shall be unimpaired under this Plan pursuant to section 1124(2) of the Bankruptcy Code. Accordingly: (a) any default other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code shall be cured; (b) the maturity of the Claim shall be reinstated as the maturity existed before any default; (c) the holder of such Claim shall be compensated for any damages incurred as a result of any reasonable reliance of such holder to the extent provided by section 1124(2) of the Bankruptcy Code; and (d) the other legal, equitable, or contractual rights to which the Claim entitles the holder shall not otherwise be altered.

                           H.       CLASS SP-8:  LEND LEASE SECURED CLAIMS.

                                    I.       CLASSIFICATION:  Class SP-8
consists of the Lend Lease Secured Claims.

                                    II.      ALLOWANCE:  The Allowed Lend Lease
Secured Claims shall consist of (i) all amounts owing on account of the Lend Lease Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the Lend Lease Documents, less (iii) any amounts paid by the Debtors on account of the Lend Lease Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holder of the Lend Lease Secured Claims the Debtors' estimate of the amount of the Allowed Lend Lease Secured Claims as of the anticipated Effective Date, which amount shall be binding upon the holder of the Lend Lease Secured Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate on or before the deadline to object to confirmation of the Plan. In the event of such an objection, the Lend Lease Secured Claims shall be treated as Disputed Claims until the allowed amount of the Lend Lease Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the Lend Lease Secured Claims.

                                    III.     TREATMENT:  In full satisfaction of
the Lend Lease Secured Claims, the Disbursing Agent shall pay the holder of the Allowed Class SP-8 Claims the full amount of such Allowed Class SP-8 Claims, in Cash, on the later of (i) the Effective Date, or (ii) the date the Lend Lease Secured Claims become Allowed Class SP-8 Claims. Any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing the Lend Lease Secured Claims shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of the Allowed Class SP-8 Claims in accordance herewith, or (b) the Debtors' funding of a reserve account with Cash in an amount equal to the amount of the Lend Lease Secured Claims as asserted by the holder of such Claims, with the liens securing the Lend Lease Secured Claims attaching to such account until payment of the Allowed Class SP-8 Claims. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of the Lend Lease Secured Claims to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           I.       CLASS SM-1:  MHG SENIOR CREDIT FACILITY
CLAIMS.

                                    I.       CLASSIFICATION: Class SM-1
consists of the MHG Senior Credit Facility Claims.

                                    II.      ALLOWANCE:  The MHG Senior Credit
Facility Claims shall be deemed Allowed Claims in the aggregate amount of $426,302,882 for purposes of this Plan.

                                    III.     TREATMENT:  The MHG Senior Credit
Facility Claim Holders shall receive in the aggregate and in full satisfaction of the MHG Senior Credit Facility Claims on the Effective Date: (a) Cash in the amount of $625,000 for payment to or at the direction of the MHG Senior Credit Facility Agent in respect of a success fee owed to Houlihan Lokey Howard & Zukin; (b) the MHG Lender Percentage of the Available Cash; (c) the MHG Lender Percentage of the Lender Notes, if any such Lender Notes are issued pursuant to
Section V.B.4 of this Plan; (d) the MHG Lender Percentage of the Lender Shares;
(e) the surrender of all undrawn letters of credit issued pursuant to the MHG Senior Credit Facility Documents or, if not so surrendered, the backing of such letters of credit (to the extent they are not already so backed) to the extent of 105% of their aggregate face amount with either cash collateral or "back-to-back" letters of credit acceptable to the MHG Senior Credit Facility Agent; and (f) a release as provided in Section V.L.2 of this Plan. In addition, as soon as such consideration is available on or after the Effective Date, the MHG Senior Credit Facility Claim Holders shall receive: (y) the MHG Lender Percentage of the APS Sale Proceeds (to the extent such APS Sale Proceeds are not otherwise included in the calculation of Available Cash or have not been paid to the MHG Senior Credit Facility Claim Holders as adequate protection prior to the Effective Date); and (z) the Cash that would otherwise have been issued to holders of Allowed Class UM-2 Claims that are not Consenting Class UM-2 Holders, if such holders had been Consenting Class UM-2 Holders. Any and all rights of the MHG Senior Credit Facility Claim Holders to receive New MHG Common Stock, New Affiliates Equity, and all other Equity Interests in the Reorganized Debtors (other than Reorganized MPAN) shall be subordinated to the rights of the Reorganized Debtors as provided in the treatment of Classes EM-1 and EJ-1 under this Plan.

                  Notwithstanding the foregoing, in the event that either the MPAN Senior Credit Facility Claim Holders or the MHG Senior Credit Facility Claim Holders receive any payments from the Debtors on account of collateral sales (including but not limited to the APS Sale Proceeds) or any other adequate protection payments from and after December 10, 2001 through the date immediately preceding the Effective Date (the "Pre-Effective Date Payments"), the percentage of Available Cash distributed to the MHG Senior Credit Facility Claim Holders shall be adjusted so that (a) the sum of (1) any Pre-Effective Date Payments received by the MHG Senior Credit Facility Claim Holders, and (2) Available Cash distributed to the MHG Senior Credit Facility Claim Holders, equals (b) the MHG Lender Percentage multiplied by the sum of (1) all Pre-Effective Date Payments (whether to the MPAN Senior Credit Facility Claim Holders or the MHG Senior Credit Facility Claim Holders), and (2) all Available Cash.

                  All Cash to be distributed to the MHG Senior Credit Facility Claim Holders shall be distributed initially to the MHG Senior Credit Facility Agent, for distribution by the MHG Senior Credit Facility Agent to the MHG Senior Credit Facility Claim Holders. All of the New MPAN Common Stock and Lender Notes to be distributed to the MHG Senior Credit Facility Claim Holders shall be distributed by the Reorganized Debtors as directed in writing by the MHG Senior Credit Facility Agent. Distribution of Cash, Lender Notes, and New MPAN Common Stock to individual MHG Senior Credit Facility Claim Holders shall be made in accordance with their respective rights inter se and any election and allocation procedures that may be agreed upon by the MHG Senior Credit Facility Claim Holders.

                  Except as may be provided with respect to the Lender Notes, all liens, mortgages, and security interests securing MHG Senior Credit Facility Claims will be extinguished on the Effective Date. Except as expressly provided in this Plan, any and all Claims of the MHG Senior Credit Facility Agent and the MHG Senior Credit Facility Claim Holders existing as of the Effective Date against (a) the Debtors or (b) to the extent such Claims relate to the MHG Senior Credit Facility Claims, against the Debtors' subsidiaries, affiliates, officers, directors, employees, agents, and advisors, will be extinguished on the Effective Date, whether such Claims are known or unknown, matured or unmatured, contingent or noncontingent, or liquidated or unliquidated.

                           J.       CLASS SM-2:  BANKERS TRUST PALMETTO CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-2
consists of the Bankers Trust Palmetto Claims.

                                    II.      ALLOWANCE:  The Allowed Bankers
Trust Palmetto Claims shall equal $5,302,142.20, plus all reasonable attorneys' fees and expenses of Bankers Trust's counsel of record in the MHG Chapter 11 Cases allocated to the Bankers Trust Palmetto Claims.

                                    III.     TREATMENT:  In full and complete
satisfaction of the Bankers Trust Palmetto Claims, Bankers Trust shall receive on the Effective Date (i) $225,000.00 in Cash, and (ii) the New Bankers Trust Palmetto Note.

                  The New Bankers Trust Palmetto Note shall be an obligation of Mariner Health of Palmetto, Inc. and shall include the following terms:

                                    PRINCIPAL AMOUNT: The New Bankers Trust
         Palmetto Note shall be in a principal amount equal to the Allowed Bankers Trust Palmetto Claim, less the $225,000.00 Cash payment made on the Effective Date.

                                    MATURITY: All unpaid amounts owing under the
         New Bankers Trust Palmetto Note shall be due and payable on March 31, 2009.

                                    INTEREST:  The New Bankers Trust Palmetto
         Note shall bear interest at a fixed, annual rate equal to 8.5% per annum.

                                    PAYMENTS AND AMORTIZATION:  The New Bankers
         Trust Palmetto Note shall be payable in equal, monthly installments of principal and interest, calculated on a twenty-five year amortization schedule following the Effective Date, with the remaining balance fully due and payable on March 31, 2009.

                                    PREPAYMENT:  All obligations arising under
         the New Bankers Trust Palmetto Note shall be prepayable in full, at the Debtors' option, prior to maturity without penalty or premium.

                                    POSTPETITION PAYMENTS; INTEREST ARISING
         DURING THE MHG CHAPTER 11 CASES: All "adequate protection" payments made by the Debtors to date with respect to Mariner Health of Palmetto shall be retained by Bankers Trust. No other unpaid pre-Effective Date interest, default interest, late charges, or penalties will be charged or paid.

                                    COLLATERAL:  The New Bankers Trust Palmetto
         Note shall be secured by a first priority lien on the skilled nursing facility known as Mariner Health of Palmetto and all tangible and intangible personal property located at or relating solely to the foregoing facility (including receivables generated by such facility), subject only to any existing, validly perfected prior liens in favor of third parties, and such interests of the landlord of the Debtors' St. Augustine skilled nursing facility that currently secure the Bankers Trust Palmetto Claims. Mariner Health of Palmetto, Inc. shall execute or authorize the filing of new UCC financing statements to the extent necessary to perfect Bankers Trust's liens. In the event that the Debtors seek to encumber the Mariner Health of Palmetto facility and the personal property directly relating thereto (including but not limited to receivables generated by such facility) with new junior liens from and after the Effective Date (including, without limitation, with respect to the Exit Facility and the Lender Notes), the holders of such junior liens shall agree to intercreditor protection for Bankers Trust on terms that are mutually acceptable to Bankers Trust and the junior lienholders (in which case Bankers Trust shall consent to such junior liens).

                                    COVENANTS, DEFAULTS, AND OTHER LOAN
         PROVISIONS: The Definition of "Debt Service Coverage" for the Mariner Health of Palmetto and Mariner Health of St. Augustine facilities shall be modified to add back all non-Cash accruals for self-insured retention losses for purposes of calculating the "Debt Service Coverage Ratio" for both the stand-alone and combined "Affiliated Homes" calculations. Otherwise, the covenants, events of default, and other material loan provisions shall be substantially the same and, in any event, no more or less restrictive for the Debtors than as currently provided in the Bankers Trust Palmetto Documents, except as otherwise modified by this Plan.

                                    GUARANTY:  Subject to the "Limitations on
         Recourse" below, the New Bankers Trust Palmetto Note shall be guaranteed by MHG, but shall otherwise not be an obligation of any of the Debtors other than Mariner Health of Palmetto, Inc.

                                    LIMITATIONS ON RECOURSE:  So long as there
is no event of default or waste (as described below) as of forty-eight (48) months after the Effective Date, which default is not cured by the Debtors, then commencing forty-eight (48) months after the Effective Date and at all times thereafter, (a) recourse under the reconstituted Bankers Trust loan documents shall be limited to the facility and Bankers Trust's other collateral at Mariner Health of Palmetto, (b) the existing corporate guaranty of MHG for Mariner Health of Palmetto (which as of the Effective Date shall be modified to reflect the reduced amount of the New Bankers Trust Palmetto Note) shall be released and terminated, and (c) Bankers Trust's security interests and liens against the Debtors' St. Augustine facility shall cease to secure the obligations arising under the New Bankers Trust Palmetto Note and any other obligations relating to Palmetto, and all cross-collateralization and cross-default provisions relating to both the Palmetto and St. Augustine facilities shall be eliminated. For purposes of this provision, an event of default or waste (as applicable) shall mean, a monetary default (including the non-payment of principal, interest, or other charges due under the loan and non-payment of taxes), a violation of the occupancy covenant set forth in section 6.1(h) of the Loan Agreement dated as of November 1, 1993 relating to Palmetto, or any waste to the project (including any such action or inaction that violates an express duty of Borrower under the Palmetto loan documents and directly causes material harm to or a material loss in value of the Palmetto facility or the related collateral securing the New Bankers Trust Palmetto Note).

                                    IV.     MISCELLANEOUS:

                                    INTERCREDITOR AND SUBORDINATION RIGHTS:
         Bankers Trust shall not seek recovery from the MHG Senior Credit Facility Claim Holders, the MHG Senior Credit Facility Agent, the holders of MHG Subordinated Notes, the indenture trustee under the MHG Indenture, or any other party on account of any intercreditor agreements or the subordination provisions in the MHG Indenture.

                                    ASSUMPTION OF LEASES AND NON-DISTURBANCE
         AGREEMENTS: The Debtors will assume the Melbourne, First Colony, Greenwood Village, and St. Augustine facility leases, and Bankers Trust shall not oppose such assumption. Bankers Trust shall enter into with the Debtors non-disturbance agreements with respect to the foregoing leases on terms acceptable to the Debtors.

                                    FINANCIAL COVENANTS:  All debt service
         coverage provisions contained in the applicable Bankers Trust documents relating to the Melbourne, Palmetto, and St. Augustine facilities and all related provisions (including, without limitation, any obligation to provide additional collateral if such ratios are not maintained) shall be amended as provided in the paragraphs titled "Covenants, Defaults, and Other Loan Provisions" in the treatments of Class SM-2:
         Bankers Trust Palmetto Claims above, and Class SM-3: Bankers Trust Westchester Claims below, regardless of whether (i) such debt service coverage requirements relate to a single facility or a group of facilities, and (ii) the Debtors are a party to the applicable document.

                                    ATTORNEYS' FEES AND EXPENSES:  The Debtors
         shall satisfy Bankers Trust's reasonable attorneys' fees and expenses in the manner and to the extent as provided in this Plan. As of December 31, 2001, Bankers Trust's total fees and expenses incurred with respect to all loans to the Debtors and the Debtors' landlords for their Melbourne, First Colony, Greenwood Village, and St. Augustine facilities (the "Kellett and Regency Landlords") totaled $116,681.78. The Debtors will accept Bankers Trust's good faith allocation of its attorneys' fees and expenses among the foregoing loans to the Debtors and the Kellett and Regency Landlords. In addition, the Debtors understand that additional fees and expenses will be incurred prior to the Effective Date, which reasonable fees and expenses will be included in the Allowed Bankers Trust Palmetto Claims and the Allowed Bankers Trust Westchester Claims, as applicable, to the extent so allocated by Bankers Trust in good faith to such Claims.

                                    NO ADDITIONAL CONSIDERATION:  Bankers Trust
         shall seek no additional consideration with respect to the concessions it has made in consenting to its treatment under this Plan from the MPAN Senior Credit Facility Claim Holders, the MPAN Senior Credit Facility Agent, the MHG Senior Credit Facility Claim Holders, the MHG Senior Credit Facility Agent, the holders of Subordinated Notes and the indenture trustees therefor, the Kellett and Regency Landlords, or any affiliates of the foregoing. Notwithstanding the foregoing, the Debtors acknowledge that Bankers Trust asserts that the Kellett and Regency Landlords currently owe Bankers Trust for attorneys fees and expenses relating to the properties they have leased to the Debtors, Mariner Health of Palmetto, and Mariner Health of Westchester, in the total amount of $116,681.78 as of December 31, 2001, and that additional fees and expenses will accrue under various loan documents prior to the Effective Date. Nothing in this Plan shall preclude Bankers Trust from seeking and obtaining payment on account of such fees from the Kellett and Regency Landlords to the extent not otherwise paid by the Debtors.

                                    MUTUAL RELEASES:  Bankers Trust and the
         Debtors shall execute mutual releases of each other and each others' affiliates, officers, directors, employees, professionals, and agents, except for such obligations arising under the Plan. Such releases shall be effective upon the Effective Date.

                                    NO MODIFICATION:  The provisions of the
         Bankers Trust Palmetto Documents, the Bankers Trust Westchester Documents, and the Bankers Trust St. Augustine Documents, as applicable, shall remain in full force and effect (subject to the automatic stay) until the Effective Date. Nothing contained herein shall be construed to impair the security of Bankers Trust under the applicable documents, nor affect or impair any rights or powers that Bankers Trust may have under such documents, prior to the Effective Date.

                                    DOCUMENTATION:  The Debtors shall execute
         and deliver, or cause to be executed and delivered, to Bankers Trust such new, additional, or supplementary agreements, notices, or other documents, instruments, or agreements as Bankers Trust may, in its sole discretion, request that are in Bankers Trust's judgment necessary or desirable to implement Bankers Trust's treatment under this Plan, provided, however, that such agreements, notices, or other documents, instruments, or agreements (i) shall not impose any additional or more stringent covenants or events of default other than as are currently contained in, as applicable, the Bankers Trust Palmetto Documents (with respect to the Bankers Trust Palmetto Claims), the Bankers Trust Westchester Documents (with respect to the Bankers Trust Westchester Claims), or the Bankers Trust St. Augustine Documents (with respect to the Bankers Trust St. Augustine Claims), except to the extent such covenants or events of default have been modified by this Plan, and (ii) shall otherwise be consistent with the terms of this Plan.

                           K.       CLASS SM-3:  BANKERS TRUST WESTCHESTER
CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-3
consists of the Bankers Trust Westchester Claims.

                                    II.      ALLOWANCE:  The Allowed Bankers
Trust Westchester Claims shall equal $5,474,919.00, plus all reasonable attorneys' fees and expenses of Bankers Trust's counsel of record in the MHG Chapter 11 Cases allocated to the Bankers Trust Westchester Claims.

                                    III.     TREATMENT:  In full and complete
satisfaction of the Bankers Trust Westchester Claims, Bankers Trust shall receive on the Effective Date (i) $225,000.00 in Cash, (ii) payment in Cash of the reasonable attorneys' fees and expenses of Bankers Trusts' counsel of record in the MHG Chapter 11 Cases allocated to the Bankers Trust Westchester Claims,
(iii) payment in Cash of all interest owing to Bankers Trust on account of the Bankers Trust Westchester Claims at the non-default rate, after application to such non-default interest of all "adequate protection" payments made in connection with the Bankers Trust Westchester Claims, and (iv) the New Bankers Trust Westchester Note.

                  The New Bankers Trust Westchester Note shall be an obligation of Mariner Health Care of Nashville, Inc. and shall include the following terms:

                                    PRINCIPAL AMOUNT:  The New Bankers Trust
         Westchester Note shall be in a principal amount equal to the Allowed Bankers Trust Westchester Claim, less the $225,000.00 Cash payment and the payment of reasonable attorneys' fees and expenses made on the Effective Date.

                                    MATURITY: All unpaid amounts owing under the
         New Bankers Trust Westchester Note shall be due and payable on March 31, 2009.

                                    INTEREST: The New Bankers Trust Westchester
         Note shall bear interest at a fixed, annual rate equal to 9.0% per annum.

                                    PAYMENTS AND AMORTIZATION:  The New Bankers
         Trust Westchester Note shall be payable in equal, monthly installments of principal and interest, calculated on a twenty-five year amortization schedule following the Effective Date, with the remaining balance fully due and payable on March 31, 2009.

                                    PREPAYMENT:  All obligations arising under
         the New Bankers Trust Westchester Note shall be prepayable in full, at the Debtors' option, prior to maturity without penalty or premium.

                                    POSTPETITION PAYMENTS; INTEREST ARISING
         DURING THE MHG CHAPTER 11 CASES: All "adequate protection" payments made by the Debtors to date with respect to Mariner Health of Westchester shall be retained by Bankers Trust. As provided above, the Debtors will pay, in Cash on the Effective Date, all non-default interest owing on account of the Bankers Trust Westchester Claims, after application to such non-default interest of all "adequate protection" payments made on account of such Claims. No other unpaid pre-Effective Date interest, default interest, late charges, or penalties will be charged or paid.

                                    COLLATERAL:  The New Bankers Trust
         Westchester Note shall be secured by a first priority lien on the skilled nursing facility known as Mariner Health of Westchester and all tangible and intangible personal property located at or relating solely to the foregoing facility (including receivables generated by such facility), subject only to any existing, validly perfected prior liens in favor of third parties, and such interests of the landlord of the Debtors' First Colony skilled nursing facility that currently secure the Bankers Trust Westchester Claims. Mariner Health Care of Nashville, Inc. shall execute or authorize the filing of new UCC financing statements to the extent necessary to perfect Bankers Trust's liens. In the event that the Debtors seek to encumber the Mariner Health of Westchester facility and the personal property directly relating thereto (including but not limited to receivables generated by such facility) with new junior liens from and after the Effective Date (including, without limitation, with respect to the Exit Facility and the Lender Notes), the holders of such junior liens shall agree to intercreditor protection for Bankers Trust on terms that are mutually acceptable to Bankers Trust and the junior lienholders (in which case Bankers Trust shall consent to such junior liens).

                                    COVENANTS, DEFAULTS, AND OTHER LOAN
         PROVISIONS: The Definition of "Debt Service Coverage" for the Mariner Health of Melbourne facility shall be modified to add back all non-Cash accruals for self-insured retention losses for purposes of calculating the "Debt Service Coverage Ratio" for both the stand-alone and combined "Affiliated Homes" calculations. Otherwise, the covenants, events of default, and other material loan provisions shall be substantially the same and, in any event, no more or less restrictive for the Debtors than as currently provided in the Bankers Trust Westchester Documents, except as otherwise modified by this Plan.

                                    GUARANTY:  Subject to the "Limitations on
         Recourse" below, the New Bankers Trust Westchester Note shall be guaranteed by MHG to the same extent as currently guaranteed by MHG, but shall otherwise not be an obligation of any of the Debtors other than Mariner Health Care of Nashville, Inc.

                                    LIMITATIONS ON RECOURSE:  So long as there
         is no event of default or waste (as described below) as of forty-eight
         (48) months after the Effective Date, which default is not cured by the Debtors, then commencing forty-eight (48) months after the Effective Date and at all times thereafter, (a) recourse under the reconstituted Bankers

         Trust loan documents shall be limited to the facility and Bankers Trust's other collateral at Mariner Health of Westchester, (b) the existing limited corporate guaranty of MHG for Mariner Health of Westchester shall be released and terminated, and (c) Bankers Trust's security interests and liens against the Debtors' First Colony facility shall cease to secure the obligations arising under the New Bankers Trust Westchester Note and any other obligations relating to Westchester. For purposes of this provision, an event of default or waste (as applicable) shall mean, a monetary default (including the non-payment of principal, interest, or other charges due under the loan and non-payment of taxes), the transfer of patients from the Westchester facility to other facilities operated by the Debtors in anticipation of surrender of the Westchester facility, or any waste to the project (including any such action or inaction that violates an express duty of Borrower under the Westchester loan documents and directly causes material harm to or a material loss in value of the Westchester facility or the related collateral securing the New Bankers Trust Westchester Note.

                                    IV.     MISCELLANEOUS:

                  All provisions in the section titled "Miscellaneous" applicable to the treatment of the Bankers Trust Palmetto Claims in Class SM-2 above are incorporated herein by reference for the treatment of the Bankers Trust Westchester Claims in Class SM-3.

                           L.       CLASS SM-4:  BANKERS TRUST ST. AUGUSTINE
CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-4
consists of the Bankers Trust St. Augustine Claims.

                                    II.      TREATMENT:  In full and complete
satisfaction of the Bankers Trust St. Augustine Claims, the Debtors shall assume the lease related to the St. Augustine facility and cure any defaults thereunder in accordance with the provisions of this Plan. Any guaranty, pledge, or other rights or interests granted by the Debtors (or any affiliate thereof) to Bankers Trust with respect to the St. Augustine facility shall be cancelled and released on the Effective Date; provided, however, nothing herein shall cancel or release the cross-collateralization and cross-default provisions relating to the St. Augustine and Palmetto facilities except as modified by the paragraph above titled "Limitation on Recourse" for the treatment of Class SM-2: Bankers Trust Palmetto Claims.

                                    III.    MISCELLANEOUS:

                   All provisions in the section titled "Miscellaneous" applicable to the treatment of the Bankers Trust Palmetto Claims in Class SM-2 above are incorporated herein by reference for the treatment of the Bankers Trust St. Augustine Claims in Class SM-4.

                           M.       CLASS SM-5:  THCI SECURED CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-5
consists of the THCI Secured Claims.

                                    II.      ALLOWANCE:  The Allowed THCI
Secured Claims shall consist of (i) all amounts owing on account of the THCI Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the THCI Documents, but only to the extent such interest is allowable under Bankruptcy Code section 506(b), less (iii) any amounts paid by the Debtors on account of the THCI Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise. Notwithstanding the foregoing, in no event shall the Allowed THCI Secured Claims exceed the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of the Debtors' estates securing such Claims as of the Effective Date, less any amount of adequate protection payments that did not compensate the holder of such Claims for any diminution in collateral value. To the extent that THCI holds Allowed Claims against the Debtors in excess of the Allowed THCI Secured Claims, such Allowed Claims shall be treated in Classes UM-1 or UM-3 under this Plan, as applicable.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holder of the THCI Secured Claims the Debtors' estimate of the amount of the Allowed THCI Secured Claims as of the anticipated Effective Date, which amount shall be binding upon the holder of the THCI Secured Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate on or before the deadline to object to confirmation of the Plan. In the event of such an objection, the THCI Secured Claims shall be treated as Disputed Claims until the allowed amount of the THCI Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the THCI Secured Claims.

                                    III.     TREATMENT:  Subject to the
"Stipulation Consenting to Confirmation of Plan of Reorganization and Treatment of Allowed Secured Claim Thereunder, Subject to Preservation of Rights as to (A) Valuation of THCI's Allowed Secured Claim, and (B) Receipt of Indubitably Equivalent Value on Account Thereof; and Order Thereon," in full satisfaction of the THCI Secured Claims, THCI shall receive within ten (10) Business Days after the later of (x) the Effective Date, or (y) the date the THCI Secured Claims become Allowed Class SM-5 Claims, the indubitable equivalent of the Allowed THCI Secured Claim, in the form of (i) the Cash Pay Down, and (ii) the New THCI Note.

                  The New THCI Note shall include the following terms:

                                    PRINCIPAL AMOUNT:  The New THCI Note shall
         be in a principal amount equal to the Allowed THCI Secured Claim, less the Cash Pay Down.

                                    MATURITY:  All unpaid amounts owing under
         the New THCI Note shall be due and payable ten (10) years after the Effective Date.

                                    INTEREST:  The New THCI Note shall bear
         interest at a fixed, annual rate equal to the Secured Creditor Rate, which rate shall be fixed as of the Effective Date.

                                    PAYMENTS AND AMORTIZATION:  The New THCI
         Note shall be payable in equal, monthly installments of principal and interest, calculated on a twenty-five year amortization schedule following the Effective Date, with the remaining balance fully due and payable ten (10) years after the Effective Date.

                                    COLLATERAL:  The New THCI Note shall be
         secured by a first priority lien on the skilled nursing facilities known as Mariner Health Care of Pendleton, and all tangible and intangible personal property located at or relating solely to the foregoing facilities upon which THCI holds validly perfected, nonavoidable liens as of the Confirmation Date.

                           N.       CLASS SM-6:  HUD JACKSONVILLE CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-6

consists of the HUD Jacksonville Claims.

                                    II.      TREATMENT:  The HUD Jacksonville
Claims shall be unimpaired under this Plan pursuant to section 1124(2) of the Bankruptcy Code. Accordingly: (a) any default other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code shall be cured; (b) the maturity of the Claim shall be reinstated as the maturity existed before any default; (c) the holder of such Claim shall be compensated for any damages incurred as a result of any reasonable reliance of such holder to the extent provided by section 1124(2) of the Bankruptcy Code; and (d) the other legal, equitable, or contractual rights to which the Claim entitles the holder shall not otherwise be altered.

                           O.       CLASS SM-7:  NHP SECURED CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-7
consists of the NHP Secured Claims.

                                    II.      ALLOWANCE:  The Allowed NHP
Secured Claims shall consist of (i) all amounts owing on account of the NHP Secured Claims as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate (and excluding any late charges or penalties) as specified in the NHP Documents, but only to the extent such interest is allowable under Bankruptcy Code section 506(b), less (iii) any amounts paid by the Debtors on account of the NHP Secured Claims during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise. Notwithstanding the foregoing, in no event shall the Allowed NHP Secured Claims exceed the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of the Debtors' estates securing such Claims as of the Effective Date, less any amount of adequate protection payments that did not compensate the holder of such Claims for any diminution in collateral value. To the extent that NHP holds Allowed Claims against the Debtors in excess of the Allowed NHP Secured Claims, such Allowed Claims shall be treated in Classes UM-1 or UM-3 under this Plan, as applicable.

                  The NHP Secured Claims shall be treated as Disputed Claims until the allowed amount of the NHP Secured Claims is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the NHP Secured Claims.

                                    III.     TREATMENT:  In full and complete
satisfaction of the NHP Secured Claims, the Debtors shall surrender to NHP or its designee the skilled nursing facility known as Mariner Health of Kensington (the "Kensington Facility") and all property located at or relating solely to the Kensington Facility, if any, upon which NHP holds validly perfected, nonavoidable liens as of the Confirmation Date (collectively, the "NHP Surrendered Collateral"), which surrender shall take place within ten (10) Business Days after the Effective Date, or, upon NHP's written request prior to the Confirmation Date, such later date on or before one hundred twenty (120) days after the Effective Date.

                           P.       CLASS SM-8:  OMITTED.

                  Class SM-8 has been intentionally omitted, pursuant to the "Stipulation and Agreement Regarding the Objection of Edwin and Donna Porche to the Second Amended Plan of Reorganization for Mariner Post-Acute Network, Inc., Mariner Health Group, Inc., and Their Respective Debtor Affiliates Dated February 1, 2002; and Order Thereon."

                           Q.       CLASS SM-9:  QUAKER DELAND CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-9
consists of the Quaker Deland Claims.

                                    II.      TREATMENT:  In full satisfaction of
the Quaker Deland Claims, the Debtors shall surrender to Quaker or its designee the skilled nursing facility known as Mariner Health of Deland, and all tangible and intangible personal property located at or relating solely to the foregoing facility upon which Quaker holds validly perfected, nonavoidable liens as of the Confirmation Date, which surrender shall take place within ten (10) Business Days after the Effective Date, or, upon Quaker's written request prior to the Confirmation Date, such later date on or before one hundred twenty (120) days after the Effective Date (after which date the Debtors shall have the right to close the facility in accordance with applicable nonbankruptcy law in the event Quaker or its designee has not assumed operation of such facility).

                           R.       CLASS SM-10:  MONTICELLO BONIFAY CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-10
consists of the Monticello Bonifay Claims.

                                    II.      TREATMENT:  On account of the
Monticello Bonifay Claims, the Monticello Titusville Claims, and the Monticello San Antonio Claims, and in full and complete satisfaction thereof, the Debtors shall pay to Monticello $11.5 million in Cash on the Effective Date.

                                    III.     RELEASES:  Upon Monticello's
receipt of the consideration described in the "Treatment" section immediately above,

                  A. Monticello and SouthTrust Bank ("SouthTrust"), on the one hand, and the Debtors, on the other hand, shall exchange comprehensive mutual general releases of all claims; provided, however, each such release shall exclude from the scope thereof any and all duties, obligations, covenants, undertakings, agreements, representations, and warranties set forth in this Plan or the "Reconveyance Agreement" among the Debtors, Monticello, and SouthTrust;

                  B. Monticello and SouthTrust each shall release any and all liens it may have against any of the Debtors' assets encumbered by the Monticello Bonifay Documents, the Monticello San Antonio Documents, or the Monticello Titusville Documents, as the case may be, including releases or reconveyances of the applicable deeds of trust, and shall deliver to the Debtors
(i) termination statements with respect to any of its security interests encumbering the Debtors' assets encumbered by the Monticello Bonifay Documents, the Monticello San Antonio Documents, and the Monticello Titusville Documents, respectively; and (ii) the originals of each of the Monticello Bonifay Documents, the Monticello San Antonio Documents, and the Monticello Titusville Documents (collectively, the "Monticello Documents"), each of which shall be marked "CANCELLED"; and

                  C. Monticello shall represent and warrant that it is the sole owner of the Claims evidenced by the Monticello Documents, and shall indemnify and hold harmless the Debtors for any losses or damages the Debtors might incur as a result of the breach of such warranty.

                                    IV.      MISCELLANEOUS:

                  The treatment of the Monticello Bonifay Claims, the Monticello Titusville Claims, and the Monticello San Antonio Claims set forth in this Plan is in conjunction with a consensual agreement among the Debtors and Monticello providing for payment of certain adequate protection payments to Monticello upon certain conditions, which agreement is set forth in the "Stipulation and Order on Motion for Relief From Stay or for Adequate Protection (Monticello Investment Associates, LLC), which stipulation was approved by the Bankruptcy Court on or about February 27, 2002.

                           S.       CLASS SM-11:  MONTICELLO TITUSVILLE CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-11
consists of the Monticello Titusville Claims.

                                    II.      TREATMENT:  On account of the
Monticello Bonifay Claims, the Monticello Titusville Claims, and the Monticello San Antonio Claims, and in full and complete satisfaction thereof, Monticello shall receive the treatment set forth for Class SM-10: Monticello Bonifay Claims above, and the provisions of Class SM-10: Monticello Bonifay Claims above are incorporated herein by reference.

                           T.       CLASS SM-12:  MONTICELLO SAN ANTONIO CLAIMS.

                                    I.       CLASSIFICATION:  Class SM-12
consists of the Monticello San Antonio Claims.

                                    II.      TREATMENT:  On account of the
Monticello Bonifay Claims, the Monticello Titusville Claims, and the Monticello San Antonio Claims, and in full and complete satisfaction thereof, Monticello shall receive the treatment set forth for Class SM-10: Monticello Bonifay Claims above, and the provisions of Class SM-10: Monticello Bonifay Claims above are incorporated herein by reference.

                           U.       CLASS SJ-1:  SECURED TAX CLAIMS.

                                    I.       CLASSIFICATION:  Class SJ-1
consists of any Secured Tax Claims. In accordance with Bankruptcy Code section 1122(a), each Class SJ-1 Claim shall be deemed to be in its own separate subclass for purposes of voting and treatment under the Plan.

                                    II.      ALLOWANCE:  Each Class SJ-1 Claim
shall be an Allowed Class SJ-1 Claim in an amount equal to (i) all amounts owing on account of such Class SJ-1 Claim as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the applicable statutory nondefault rate with respect to such Class SJ-1 Claim (excluding any late charges or penalties), less (iii) any amounts paid by the Debtors on account of such Class SJ-1 Claim during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise. Notwithstanding the foregoing, in no event shall an Allowed Class SJ-1 Claim exceed the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of the Debtors' estates securing such Claim as of the Effective Date, less any amount of adequate protection payments that did not compensate the holder of such Claim for any diminution in collateral value. To the extent that the holder of an Allowed Class SJ-1 Claim holds Allowed Claims against the Debtors in excess of the holder's Allowed Class SJ-1 Claim, such Allowed Claims shall be treated as Priority Tax Claims or in Classes UP-1, UP-3, UM-1, or UM-3 under this Plan, as applicable.

                  No less than fourteen (14) days prior to the deadline to object to confirmation of the Plan, the Debtors shall file with the Court and serve upon the holders of the Secured Tax Claims the Debtors' estimate of the amount of the Allowed Secured Tax Claims as of the anticipated Effective Date, which estimate shall be binding on each holder of a Secured Tax Claims unless such holder files with the Bankruptcy Court and serves upon the Debtors an objection to the Debtors' estimate prior to the deadline to object to confirmation of the Plan. In the event of such an objection, the Secured Tax Claim in question shall be treated as a Disputed Claim until the allowed amount of such Secured Tax Claim is determined by the Bankruptcy Court, or by mutual agreement of the Debtors and the holder of the respective Secured Tax Claim.

                                    III.     TREATMENT:  In full satisfaction of
each Secured Tax Claim, and except to the extent that the holder of an Allowed Secured Tax Claim agrees to a different treatment, the Disbursing Agent shall pay each holder of an Allowed Secured Tax Claim the full amount of such Allowed Secured Tax Claim, in Cash, on the later of (i) the Effective Date, or (ii) ten
(10) Business Days after the date such Secured Tax Claim becomes an Allowed Secured Tax Claim. Any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing each Secured Tax Claim shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of such Allowed Secured Tax Claim in accordance herewith, or (b) the Debtors' funding of a reserve account with Cash in an amount equal to the amount of such Secured Tax Claim as asserted by the holder of such Claim, with the liens securing such Secured Tax Claim attaching to such account until payment of such Allowed Secured Tax Claim. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of each Secured Tax Claim to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           V.       CLASS SJ-2:  OTHER SECURED CLAIMS.

                                    I.       CLASSIFICATION:  Class SJ-2
consists of Secured Claims that are not classified in any other Class in the Plan, whether secured by liens on the Debtors' personal or real property. In accordance with Bankruptcy Code section 1122(a), each Class SJ-2 Claim shall be deemed to be in its own separate subclass for purposes of voting and treatment under the Plan.

                                    II.      ALLOWANCE:  Each Class SJ-2 Claim
shall be an Allowed Class SJ-2 Claim in an amount equal to (i) all amounts owing on account of such Class SJ-2 Claim as of the Petition Date, plus (ii) interest from the Petition Date through the Effective Date in an amount equal to the nondefault rate, if any (and excluding any late charges or penalties), as specified in any agreement relating to such Class SJ-2 Claim, less (iii) any amounts paid by the Debtors on account of such Class SJ-2 Claim during the Chapter 11 Cases, whether in the form of adequate protection payments, through the application of security deposits, or otherwise. Notwithstanding the foregoing, (a) in no event shall an Allowed Class SJ-2 Claim exceed the value, as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of the Debtors' estates securing such Claim as of the Effective Date, less any amount of adequate protection payments that did not compensate the holder of such Claim for any diminution in collateral value, and (b) no distribution shall be made on account of a Class SJ-2 Claim so long as such Claim is a Disputed Claim as provided by this Plan. To the extent that the holder of an Allowed Class SJ-2 Claim holds Allowed Claims against the Debtors in excess of the holder's Allowed Class SJ-2 Claim, such Allowed Claims shall be treated in Classes UP-1, UP-3, UM-1, or UM-3 under this Plan, as applicable.

                                    III.     TREATMENT:  In full satisfaction of
each Class SJ-2 Claim, each Allowed Class SJ-2 Claim shall be treated under Option A, Option B, or Option C below, at the election of the Debtors or Reorganized Debtors:

                                    OPTION A:         The Disbursing Agent shall
         pay the Allowed Class SJ-2 Claim in full, in Cash, on or before the later of (i) sixty (60) days after the Effective Date, or (ii) fifteen
         (15) Business Days after the date the Class SJ-2 Claim becomes an Allowed Class SJ-2 Claim;

                                    OPTION B:         The Reorganized  Debtors
         shall surrender the property securing the Allowed Class SJ-2 Claim to the holder of such Claim by making the property reasonably available to such holder at the Reorganized Debtors' place of business on or before the later of (i) sixty (60) days after the Effective Date, or (ii) fifteen (15) Business Days after the date the Class SJ-2 Claim becomes an Allowed Class SJ-2 Claim; if the property securing a Class SJ-2 Claim has been lost or destroyed, the Debtors shall provide notice of such fact to the holder of the Class SJ-2 Claim, the delivery of which notice shall constitute "surrender" of the property securing the Class SJ-2 Claim for purposes of this Option B; or

                                    OPTION C:         On or before the later of
         (i) sixty (60) days after the Effective Date, or (ii) fifteen (15) Business Days after the date the Class SJ-2 Claim becomes an Allowed Class SJ-2 Claim, the Reorganized Debtors shall comply with the following: (a) any default other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code shall be cured; (b) the maturity of the Claim shall be reinstated as the maturity existed before any default; (c) the holder of such Claim shall be compensated for any damages incurred as a result of any reasonable reliance of such holder to the extent provided by section 1124(2) of the Bankruptcy Code; and (d) the other legal, equitable, or contractual rights to which the Claim entitles the holder shall not otherwise be altered.

                  The Debtors and Reorganized Debtors shall be deemed to have elected Option C, except with respect to any Class SJ-2 Claim as to which the Debtors or Reorganized Debtors elect Option A or Option B by filing a notice of such election with the Bankruptcy Court and serving such notice on the holder of the respective Class SJ-2 Claim on or before the later of (i) forty-five (45) days after the Effective Date, or (ii) ten (10) Business Days after the Class SJ-2 Claim becomes an Allowed Class SJ-2 Claim. All creditors in Class SJ-2 may vote on the Plan, although such creditors' votes will not be counted to the extent the Debtors commit in writing to provide such creditors with Option C treatment prior to the conclusion of the Confirmation Hearing.

                  With respect to each Class SJ-2 Claim for which the Debtors or Reorganized Debtors have elected Option A above, any and all liens, encumbrances, and other interests in the Debtors' or the Reorganized Debtors' property securing such Class SJ-2 Claim shall be deemed released automatically, without the need for any further action by any party, immediately upon the earlier of either (a) payment of such Allowed Class SJ-2 Claims in accordance with Option A above, or (b) the Debtors' funding of a reserve account with Cash in an amount equal to the amount of Class SJ-2 Claim as asserted by the holder of such Claim, with the liens securing the Class SJ-2 Claim attaching to such account until payment of such Allowed Class SJ-2 Claim. As a condition precedent to such payment, however, the Reorganized Debtors may require the holder of the respective Class SJ-2 Claim to surrender any outstanding notes relating to such Claims and execute collateral or lien releases in a form reasonably acceptable to the Reorganized Debtors and that, in the Reorganized Debtors' discretion, may be filed or recorded to evidence such release.

                           W.       ALTERNATIVE SECTION 1111(B) TREATMENT.

                  Notwithstanding any other provision in this Plan to the contrary, in the event that any holder of a Secured Claim that is to receive a New Project Lender Note pursuant to this Plan timely and properly makes in writing the election contained in section 1111(b) of the Bankruptcy

Code in accordance with Bankruptcy Rule 3014, then: (i) the amount of such holder's Allowed Secured Claim in the respective Class shall equal the amount of such holder's Allowed Claim (as calculated pursuant to the respective provisions in the treatment for such Class) without regard to section 506(a) of the Bankruptcy Code, and (ii) in accordance with section 1129(b)(2)(A)(i) of the Bankruptcy Code, the interest rate, amortization, and payment terms of the New Project Lender Note to be provided to such holder shall be modified to provide that, after giving effect to the value of any Cash Pay Down and, in the case of LaSalle of any surrendered collateral, such holder shall receive monthly payments commencing one month after the Effective Date totaling in the aggregate the amount of such Allowed Claim, of a value as of the Effective Date equal to the value of such holder's interest in the estate's interest in the collateral securing such Allowed Claim as of the Effective Date. For purposes of this alternative treatment, the value as of the Effective Date of the proposed monthly payments shall be determined by discounting such payments at the Secured Creditor Rate.

                  2.       PRIORITY CLAIMS.

                           A.       CLASS PJ-1:  OTHER PRIORITY CLAIMS.

                                    I.       CLASSIFICATION:  Class PJ-1
consists of all Other Priority Claims.

                                    II.      TREATMENT:  The Disbursing Agent
shall pay each Allowed Other Priority Claim in full, in Cash, on the later of
(i) the Effective Date, or (ii) ten Business Days after the date such Other Priority Claim becomes an Allowed Other Priority Claim.

                  3.       UNSECURED CLAIMS.

                           A.       CLASS UP-1:  MPAN GENERAL UNSECURED CLAIMS
NOT OTHERWISE CLASSIFIED.

                                    I.       CLASSIFICATION:  Class UP-1
consists of MPAN General Unsecured Claims that are not otherwise classified in any other Class under this Plan.

                                    II.      TREATMENT:  Each holder of an
Allowed Class UP-1 Claim shall receive, in full satisfaction of such Claim, a Pro Rata share of the MPAN General Unsecured Claims Distribution Fund, in accordance with the following procedures.

                                    III.    TIMING AND MANNER OF DISTRIBUTIONS:

                                    INITIAL DISTRIBUTION FROM THE MPAN GENERAL
UNSECURED CLAIMS DISTRIBUTION FUND: The Disbursing Agent shall make an initial, Pro Rata distribution from the MPAN General Unsecured Claims Distribution Fund to the holders of Allowed Class UP-1 Claims (the "Initial MPAN Distribution") as soon as practicable following the later of (i) sixty (60) days following the Effective Date, or (ii) the date upon which all unliquidated Class UP-1 Claims (i.e., all Class UP-1 Claims, whether allowed or disputed, that are asserted in an unknown or undetermined amount) have been (w) allowed in part (and disallowed for the balance) or allowed in whole in a liquidated amount pursuant to a Final Order, (x) disallowed in whole pursuant to a Final Order, or (y) estimated pursuant to the Claims Estimation Procedure at zero or in a liquidated amount (or a maximum liquidated amount) greater than zero (whether or not such estimation is pursuant to a Final Order).

                           Example of Initial MPAN Distribution ("Example A"):1

                  For purposes of illustration only, assume that (i) a holder's ("Creditor X") Allowed Class UP-1 Claim is $100, (ii) the total amount of Allowed Class UP-1 Claims (including Creditor X) is $700, (iii) the total amount of Disputed Claims in Class UP-1 that are in liquidated amounts is $200, (iv) in addition to the foregoing, another Disputed Claim in Class UP-1 has been determined to have a maximum allowable amount of $100 pursuant to the Claims Estimation Procedure, and (v) a total of 1,000 shares of New MPAN Common Stock and 500 New MPAN Warrants in the MPAN General Unsecured Claims Distribution Fund are available for distribution to all holders of Allowed Class UP-1 Claims. Under the Pro Rata formula, a total of 100 shares and 500 warrants would be distributed to Creditor X as the holder of a $100 Allowed Class UP-1 Claim as follows:

                                                                        (x) Total amount of shares and warrants
       (a) Distribution to Creditor X, the holder of a                      in MPAN General Unsecured Claims
      $100 Allowed Class UP-1 Claim on account of such                             Distribution Fund
         Allowed Claim (100 shares and 50 warrants)                         (1,000 shares and 500 warrants)

             -----------------------                                            -----------------------
                                                            =

       (b) Total amount of Creditor X's Allowed Class                      (y) Total amount of all Class UP-1
                      UP-1 Claim ($100)                                    Allowed Claims and Disputed Claims
                                                                             ($700 + $200 + $100 = $1,000)

                  ADDITIONAL MPAN DISTRIBUTIONS: Upon the (i) disallowance or allowance of Disputed Class UP-1 Claims by Final Orders, and (ii) the estimation of Disputed Class UP-1 Claims pursuant to the Claims Estimation Procedure, additional shares and warrants in the MPAN General Unsecured Claims Distribution Fund may become available to holders of Allowed Class UP-1 Claims, including holders that have received prior distributions. The Reorganized Debtors may, in their discretion, direct the Disbursing Agent to make additional distributions from the MPAN General Unsecured Claims Distribution Fund to holders of Allowed Class UP-1 Claims from time to time ("Additional MPAN Distributions"). The amount distributed to holders of Allowed Class UP-1 Claims in any Additional MPAN Distribution shall

-----------------

(1) The amounts set forth in the Examples in this Plan are for illustrative purposes only, and in no way are intended to reflect the actual amount of Claims against the Debtors or consideration to be distributed under the Plan; the actual amount of consideration to be distributed to holders of Allowed Claims may differ substantially from the amounts depicted in the Examples. Additionally, the Examples do not reflect the Plan's restriction on de minimis and fractional distributions.

be equal to the amount indicated by the Pro Rata formula, less any prior distributions received by such holders (fractional distributions that were not distributed on account of Section III.F hereof shall not be treated as having been previously received by such holders). By operation of the Pro Rata formula, the MPAN General Unsecured Claims Distribution Fund shall automatically maintain sufficient consideration in reserve so as to permit Pro Rata distributions to holders of Disputed Class UP-1 Claims if such Claims eventually are allowed for purposes of receiving distributions in accordance with the terms of this Plan.

         Illustration of Additional MPAN Distributions ("Example B"):

         Starting with the same assumptions from Example A above, assume now for purposes of illustration only that of the $300 in total Disputed Class UP-1 Claims: (i) $50 have been allowed (bringing the total allowed to $750), (ii) $100 have been disallowed, and (iii) $150 remain disputed. Thus, the total amount of remaining Class UP-1 Claims (whether allowed or disputed) has been reduced from $1,000 to $900. The Reorganized Debtors direct the Disbursing Agent to make an Additional Distribution from the MPAN General Unsecured Claims Distribution Fund. Under the Pro Rata formula, Creditor X would be entitled to a total of 111 shares and 55 warrants (2) (including amounts received in prior distributions) as follows:

                                                                      (x)  Total amount of shares and warrants
       (a)  Total Distribution to Creditor X as a                         in MPAN General Unsecured Claims
      holder of a $100 Allowed Class UP-1 Claim on                               Distribution Fund
                  account of such Claim                                   (1,000 shares and 500 warrants)
              (111 shares and 55 warrants)

             -----------------------                                            -----------------------
                                                            =

       (b) Total amount of Creditor X's Allowed                          (y) Total amount of all Class UP-1,
               Class UP-1 Claim ($100)                                whether Allowed Claims or Disputed Claims
                                                                               ($750 + $150 = $900)

         Because Creditor X already had received 100 shares and 50 warrants from the Initial MPAN Distribution, Creditor X is entitled to receive an additional 11 shares and 5 warrants on account of the Additional Distribution.

                                    FINAL MPAN DISTRIBUTION:  Within sixty (60)
 days after the resolution (either by allowance, disallowance, or final estimation for purposes of distribution) of all Disputed Class UP-1 Claims pursuant to Final Orders, the Reorganized Debtors shall promptly direct a final, Pro Rata distribution from the MPAN General Unsecured Claims Distribution Fund (the "Final MPAN Distribution") to holders of Allowed Class UP-1 Claims. The amount distributed to holders of Allowed Class UP-1 Claims in the Final MPAN

-----------------

(2) Although the Pro Rata formula would result in 55.5 warrants, fractional shares and warrants will not be issued.

Distribution shall be equal to the amount indicated by the Pro Rata formula, less any prior distributions received by the holders of such Claims.

                                    SPECIAL RULES FOR INSURED CLAIMS:
Notwithstanding anything to the contrary herein, if insurance coverage exists for a Class UP-1 Claim, regardless whether such Class UP-1 Claim is an Allowed Claim or a Disputed Claim: (i) for purposes of applying the Pro Rata formula, no value shall be attributed to such Class UP-1 Claim to the extent such insurance coverage exists and is paid or is payable to the holder of such Class UP-1 Claim, and (ii) no distributions shall be made on account of such Class UP-1 Claim to the extent such insurance coverage exists and is paid or is payable to the holder of such Class UP-1 Claim.

                                    DISTRIBUTIONS OF OTHER CONSIDERATION:  In
the event that any dividend or other distribution of Cash, stock, or any other consideration is made on account of New MPAN Common Stock or New MPAN Warrants that are held in the MPAN General Unsecured Claims Distribution Fund, such consideration shall be distributed to holders of Allowed Class UP-1 Claims in the same manner as such holders would be entitled to receive distributions of New MPAN Common Stock and New MPAN Warrants under this Plan. Nothing in this Plan shall prevent the Reorganized Debtors from engaging in any transaction (including, but not limited to, any merger or acquisition transaction) that results in the cancellation or dilution of New MPAN Common Stock or New MPAN Warrants, provided that the shares of New MPAN Common Stock or New MPAN Warrants in the MPAN General Unsecured Claims Distribution Fund at the time of such transaction shall receive the same treatment as shares or warrants held by other, similarly situated holders of New MPAN Common Stock or New MPAN Warrants.

                  In the event that any of the New MPAN Warrants in the MPAN General Unsecured Claims Distribution Fund have not been distributed to holders of Allowed Claims in Class UP-1 as of the last Business Day that is at least thirty (30) days prior to the expiration of such New MPAN Warrants, then such undistributed New MPAN Warrants shall be deemed exercised, if possible, pursuant to "cashless" exercise provisions contained in the agreement governing such New MPAN Warrants; otherwise, if a "cashless" exercise is not possible, such New MPAN Warrants shall be permitted to expire. Any shares of New MPAN Common Stock attributable to the "cashless" exercise of such New MPAN Warrants shall be distributed to holders of Allowed Claims in accordance with the Pro Rata formula as if such shares were New MPAN Warrants (i.e., and for purposes of illustration only, if under the Pro Rata formula holders of Allowed Class UP-1 Claims were entitled to 1 New MPAN Warrant per each $10,000 in Allowed Claims, after the deemed exercise of the New MPAN Warrants such holders instead would be entitled to the shares of New MPAN Common Stock derived from the cashless exercise of 1 New MPAN Warrant per each $10,000 in Allowed Claims).

                           B.       CLASS UP-2:  MPAN SUBORDINATED NOTE CLAIMS.

                                    I.       CLASSIFICATION:  Class UP-2
consists of MPAN Subordinated Note Claims and any Securities Damages Claims relating thereto.

                                    II.      TREATMENT:  Each holder of an
Allowed Class UP-2 Claim that is also a Consenting Class UP-2 Holder shall receive, in full satisfaction of such Claim, a

Pro Rata share of the MPAN Subordinated Note Claims Distribution Fund. Distributions shall be made in accordance with the procedures described for Class UP-1 under "Timing and Manner of Distributions," except that: (i) all references to "Class UP-1" shall be deemed to be to "Class UP-2," (ii) all references to the "MPAN General Unsecured Claims Distribution Fund" shall be deemed to be to the "MPAN Subordinated Note Claims Distribution Fund," (iii) no distributions shall be made on account of any Securities Damages Claims (whether or not such Claims are Allowed Claims), and no value shall be ascribed to any Securities Damages Claims for purposes of applying the Pro Rata formula, (iv) for purposes of applying the Pro Rata formula, the total amount of Allowed Class UP-2 Claims and Disputed Class UP-2 Claims shall be determined irrespective of whether the holders of such Claims are Consenting Class UP-2 Holders, and (v) in the absence of any Disputed Class UP-2 Claims or any dispute as to whether a particular holder of Class UP-2 Claims is a Consenting Class UP-2 Holder, all distributions to holders of Allowed Class UP-2 Claims that are Consenting Class UP-2 Holders shall be made within sixty (60) days following the Effective Date.

                  With respect to each Consenting Class UP-2 Holder of Allowed Class UP-2 Claims, (i) the MPAN Senior Credit Facility Claim Holders waive their contractual subordination rights against such Consenting Class UP-2 Holder, and
(ii) the distributions to such Consenting Class UP-2 Holder on account of its Allowed Class UP-2 Claims shall not be subject to levy, garnishment, attachments, or other legal process by any holder of MPAN Senior Credit Facility Claims by reason of claimed contractual subordination rights. With respect to any Allowed Class UP-2 Claims held by an entity that is not a Consenting Class UP-2 Holder, (i) any and all contractual subordination provisions shall remain in effect and shall be enforced under the Plan, and (ii) any consideration that would otherwise be distributed on account of such Allowed Class UP-2 Claims under this Plan shall instead be distributed at the direction of the MPAN Senior Credit Facility Agent for the benefit of the holders of Allowed Class SP-1 Claims.

                           C.       CLASS UP-3:  MPAN PUNITIVE DAMAGE CLAIMS.

                                    I.       CLASSIFICATION:  Class UP-3
consists of all Punitive Damage Claims against any of the MPAN Debtors.

                                    II.      TREATMENT:  Each holder of a
Punitive Damage Claim against any of the MPAN Debtors shall receive no distribution under the Plan on account of such Claim, in complete settlement, satisfaction, and discharge thereof.

                           D. CLASS UM-1: MHG GENERAL UNSECURED CLAIMS NOT OTHERWISE CLASSIFIED.

                                    I.       CLASSIFICATION:  Class UM-1
consists of MHG General Unsecured Claims that are not otherwise classified in any other Class under this Plan.

                                    II.      TREATMENT:  Each holder of an
Allowed Class UM-1 Claim shall receive, in full satisfaction of such Claim, a Pro Rata share of the MHG Unsecured Claims Distribution Fund, which shall be shared on a Pro Rata basis by holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims in accordance with the following procedures.

                                    III.     TIMING AND MANNER OF DISTRIBUTIONS:

                                    INITIAL DISTRIBUTION FROM THE MHG UNSECURED
CLAIMS DISTRIBUTION FUND: The Disbursing Agent shall make an initial, Pro Rata distribution from the MHG Unsecured Claims Distribution Fund to the holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims (the "Initial MHG Distribution") as soon as practicable following the later of (i) sixty (60) days following the Effective Date, or (ii) the date upon which all unliquidated Class UM-1 Claims and Class UM-2 Claims (i.e., all Class UM-1 Claims and Class UM-2 Claims, whether allowed or disputed, that are asserted in an unknown or undetermined amount) have been (w) allowed in part (and disallowed for the balance) or allowed in whole in a liquidated amount pursuant to a Final Order,
(x) disallowed in whole pursuant to a Final Order, or (y) estimated pursuant to the Claims Estimation Procedure at zero or in a liquidated amount (or a maximum liquidated amount) greater than zero (whether or not such estimation is pursuant to a Final Order). No distributions shall be made on account of any Securities Damages Claims in Class UM-2 (whether of not such Claims are Allowed Claims), and no value shall be ascribed to any Securities Damages Claims for purposes of applying the Pro Rata formula. In addition, for purposes of applying the Pro Rata formula, the total amount of Allowed Class UM-2 Claims and Disputed Class UM-2 Claims shall be determined irrespective of whether the holders of such Claims are Consenting Class UM-2 Holders.

                           Example of Initial MHG Distribution ("Example A"):3

                  For purposes of illustration only, assume that (i) a holder's ("Creditor X") Allowed Class UM-1 Claim is $100, (ii) the total amount of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims (including Creditor X) is $700, (iii) the total amount of Disputed Claims in Classes UM-1 and UM-2 that are liquidated is $200, (iv) in addition to the foregoing, another Disputed Claim in Class UM-1 has been determined to have a maximum allowable amount of $100 pursuant to the Claims Estimation Procedure, and (v) a total of $50 in the MHG Unsecured Claims Distribution Fund are available for distribution to all holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims. Under the Pro Rata formula, a total of $5 would be distributed to Creditor X as the holder of a $100 Allowed Class UM-1 Claim as follows:

-----------------

(3) The amounts set forth in the Examples in this Plan are for illustrative purposes only, and in no way are intended to reflect the actual amount of Claims against the Debtors or consideration to be distributed under the Plan; the actual amount of consideration to be distributed to holders of Allowed Claims may differ substantially from the amounts depicted in the Examples. Additionally, the Examples do not reflect the Plan's restriction on de minimis and fractional distributions.

       (a) Distribution to Creditor X, the holder of a                      (x) Total amount of Cash in MHG
      $100 Allowed Class UM-1 Claim on account of such                     Unsecured Claims Distribution Fund
                     Allowed Claim ($5)                                                  ($50)

             -----------------------                                            -----------------------
                                                            =

       (b) Total amount of Creditor X's Allowed Class                    (y) Total amount of all Class UM-1 and
                      UM-1 Claim ($100)                                   UM-2 Claims, whether such Claims are
                                                                           Allowed Claims or Disputed Claims
                                                                              ($700 + $200 + $100 = $1,000)

                                    ADDITIONAL MHG DISTRIBUTIONS:  Upon the (i)
disallowance or allowance of Disputed Claims in Classes UM-1 and UM-2 by Final Orders, and (ii) the estimation of Disputed Claims in Classes UM-1 and UM-2 pursuant to the Claims Estimation Procedure, additional Cash in the MHG Unsecured Claims Distribution Fund may become available to holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims, including holders that have received prior distributions. The Reorganized Debtors may, in their discretion, direct the Disbursing Agent to make additional distributions from the MHG General Unsecured Claims Fund to holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims from time to time ("Additional MHG Distributions"). The amount distributed to holders of Allowed Class UM-1 and UM-2 Claims in any Additional MHG Distribution shall be equal to the amount indicated by the Pro Rata formula, less any prior distributions received by such holders (fractional distributions that were not distributed on account of Section III.F hereof shall not be treated as having been previously received by such holders). By operation of the Pro Rata formula, the MHG Unsecured Claims Distribution Fund shall automatically maintain sufficient consideration in reserve so as to permit Pro Rata distributions to holders of Disputed Class UM-1 Claims if such Claims eventually are allowed for purposes of receiving distributions in accordance with the terms of this Plan.

         Illustration of Additional MHG Distributions ("Example B"):

         Starting with the same assumptions from Example A above, and for purposes of illustration only, assume now that of the $300 in total Disputed Claims in Classes UM-1 and UM-2 (i) $50 have been allowed (bringing the total allowed to $750), (ii) $100 have been disallowed, and (iii) $150 remain disputed. Thus, the total amount of remaining Class UM-1 and UM-2 Claims (whether allowed or disputed) has been reduced from $1,000 to $900. The Reorganized Debtors direct the Disbursing Agent to make an Additional MHG Distribution from the MHG Unsecured Claims Distribution Fund. Under the MHG Ratable Share formula, Creditor X would be entitled to a total of $5.55 (including amounts received in prior distributions) as follows:

       (a) Total Distribution to Creditor X as a                      (x) Total amount of Cash in MHG
           holder of a $100 Allowed Class UM-1                         Unsecured Claims Distribution
             Claim on account of such Claim                                          Fund
                        ($5.55)                                                      ($50)

             -----------------------                                            -----------------------
                                                            =

            (b) Total amount of Creditor X's                        (y) Total amount of all Class UM-1 and
             Allowed Class UM-1 Claim ($100)                         UM-2 Claims, whether such Claims are
                                                                       Allowed Claims or Disputed Claims
                                                                              ($750 + $150 = $900)

         Because Creditor X already had received $5 from the Initial MHG Distribution, Creditor X is entitled to receive an additional $0.55 on account of the Additional MHG Distribution.

                                    FINAL MHG DISTRIBUTION:  Within sixty (60)
days after the resolution (either by allowance, disallowance, or final estimation for purposes of distribution) of all Disputed Claims in Classes UM-1 and UM-2 pursuant to Final Orders, the Reorganized Debtors shall promptly direct a final, Pro Rata distribution from the MHG Unsecured Claims Distribution Fund (the "Final MHG Distribution") to holders of Allowed Class UM-1 and UM-2 Claims. The amount distributed to holders of Allowed Class UM-1 and UM-2 Claims in the Final MHG Distribution shall be equal to the amount indicated by the Pro Rata formula, less any prior distributions received by the holders of such Claims.

                                    SPECIAL RULES FOR INSURED CLAIMS:
Notwithstanding anything to the contrary herein, if insurance coverage exists for a Class UM-1 Claim, regardless whether such Class UM-1 Claim is an Allowed Claim or a Disputed Claim: (i) for purposes of applying the Pro Rata formula, no value shall be attributed to such Class UM-1 Claim to the extent such insurance coverage exists and is paid or is payable to the holder of such Class UM-1 Claim, and (ii) no distributions shall be made on account of such Class UM-1 Claim to the extent such insurance coverage exists and is paid or is payable to the holder of such Class UM-1 Claim.

                                    DISTRIBUTIONS OF OTHER CONSIDERATION:  In
the event that any interest is received on account of Cash that is held in the MHG Unsecured Claims Distribution Fund, such consideration shall be distributed to holders of Allowed Class UM-1 and UM-2 Claims in the same manner as such holders would be entitled to receive distributions of Cash from the MHG Unsecured Claims Distribution Fund under this Plan.

                                    LIMITATION ON TOTAL DISTRIBUTION:
Notwithstanding anything in this Plan to the contrary, in no event shall any holder of an Allowed Class UM-1 or UM-2 Claim receive more than a five percent (5%) distribution on account of its Allowed Claim. In the event that both (i) holders of all Allowed Class UM-1 and UM-2 Claims have received a five percent (5%) distribution (excluding those holders of Class UM-2 Claims that are not Consenting Class UM-2 Holders), and (ii) all Disputed Class UM-1 and UM-2 Claims have been resolved through allowance, disallowance, or final estimation, then all remaining amounts in the MHG Unsecured Claims Distribution Fund shall be released to the Reorganized Debtors.

                           E.       CLASS UM-2:  MHG THIRD PARTY SUBORDINATED
NOTE CLAIMS.

                                    I.       CLASSIFICATION:  Class UM-2
consists of MHG Third Party Subordinated Note Claims and any Securities Damages Claims relating thereto.

                                    II.      TREATMENT:  Each holder of an
Allowed Class UM-2 Claim that is also a Consenting Class UM-2 Holder shall receive, in full satisfaction of such Claim, a Pro Rata share of the MHG Unsecured Claims Distribution Fund, which shall be shared on a Pro Rata basis by holders of Allowed Class UM-1 Claims and Allowed Class UM-2 Claims in accordance with the procedures described for Class UM-1 under "Timing and Manner of Distributions." No distributions shall be made on account of any Securities Damages Claims, and no value shall be ascribed to any Securities Damages Claims for purposes of applying the Pro Rata formula. In addition, for purposes of applying the Pro Rata formula, the total amount of Allowed Class UM-2 Claims and Disputed Class UM-2 Claims shall be determined irrespective of whether the holders of such Claims are Consenting Class UM-2 Holders.

                  With respect to each Consenting Class UM-2 Holder of Allowed Class UM-2 Claims, (i) the MHG Senior Credit Facility Claim Holders waive their contractual subordination rights against such Consenting Class UM-2 Holder, and
(ii) the distributions to such Consenting Class UM-2 Holder on account of its Allowed Class UM-2 Claims shall not be subject to levy, garnishment, attachments, or other legal process by any holder of MHG Senior Credit Facility Claims by reason of claimed contractual subordination rights. With respect to any Allowed Class UM-2 Claims held by an entity that is not a Consenting Class UM-2 Holder, (i) any and all contractual subordination provisions shall remain in effect and shall be enforced under the Plan, and (ii) any consideration that would otherwise be distributed on account of such Allowed Class UM-2 Claims under this Plan shall instead be distributed at the direction of the MHG Senior Credit Facility Agent for the benefit of the holders of Allowed Class SM-1 Claims.

                           F.       CLASS UM-3:  MHG PUNITIVE DAMAGE CLAIMS.

                                    I.       CLASSIFICATION:  Class UM-3
consists of all Punitive Damage Claims against any of the MHG Debtors.

                                    II.      TREATMENT:  Each holder of a
Punitive Damage Claim against any of the MHG Debtors shall receive no distribution under the Plan on account of such Claim, in complete settlement, satisfaction, and discharge thereof.

                           G.       CLASS UJ-1:  DEBTORS INTERCOMPANY CLAIMS.

                                    I.       CLASSIFICATION:  Class UJ-1
consists of all Debtors Intercompany Claims.

                                    II.      TREATMENT:  At the election of the
Debtors with respect to each Debtors Intercompany Claim that is reflected on the Debtors' books and records as of the Effective Date, the Debtors may either (i) eliminate such Debtors Intercompany Claim on the Effective Date either through
(a) the declaration of intercompany dividends and/or contributions to capital, or (b) the cancellation of such Debtors Intercompany Claim, or (ii) leave such Debtors Intercompany Claim unimpaired, in which event such Debtors Intercompany Claim shall continue in full force and effect notwithstanding the Confirmation Order and this Plan. Any other Debtors Intercompany Claims that are not reflected on the Debtors' books and records as of the Effective Date shall be deemed to be released as of the Effective Date.

                  4.       CERTAIN GOVERNMENT CLAIMS.

                           A.       CLASS GP-1:  MPAN UNITED STATES CLAIMS.

                                    I.       CLASSIFICATION:  Class GP-1
consists of any MPAN United States Claims and any other Claims against the MPAN Debtors that arise under or relate to the Federal Government Settlement.

                                    II.      TREATMENT:  The holders of Class
GP-1 Claims shall receive the treatment set forth in the Federal Government Settlement described in the Plan Documentary Supplement, in complete settlement, satisfaction, and discharge thereof.

                           B.       CLASS GM-1:  MHG UNITED STATES CLAIMS.

                                    I.      CLASSIFICATION:  Class GM-1
consists of any MHG United States Claims and any Claims against the MHG Debtors that arise under or relate to the Federal Government Settlement.

                                    II.     TREATMENT:  The holders of Claims
in Class GM-1 shall receive the treatment as set forth in the Federal Government Settlement described in the Plan Documentary Supplement, in complete settlement, satisfaction, and discharge thereof.

                           C. CLASSIFICATION AND TREATMENT OF STATE MEDICAID PROGRAM CLAIMS.

                  Except as otherwise agreed to in writing by the Debtors and the holder of a State Medicaid Claim, with respect to each holder of a State Medicaid Claim that does not timely object to confirmation of this Plan: (i) the State Medicaid provider agreement for the Debtor's facility relating to such State Medicaid Claim shall not be treated as an executory contract within the meaning of Bankruptcy Code section 365 and, accordingly, the Debtors need not cure pre-Petition Date defaults under such agreement (including defaults resulting from the nonpayment of pre-Petition Date Claims) in order for the Debtors and such facility to continue to participate in the State Medicaid program, and (ii) the MPAN State Medicaid Claims relating to such


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

facility shall be treated in Class UP-1, and the MHG State Medicaid Claims relating to such facility shall be treated in Class UM-1.

                  With respect to each holder of a State Medicaid Claim that timely objects to confirmation of this Plan, the foregoing paragraph regarding the treatment of such holder's State Medicaid Claim shall apply unless the Bankruptcy Court determines that both (i) the applicable prepetition Medicaid provider agreement relating to the State Medicaid Claim is an executory contract that is in effect and executory as of the Confirmation Date, and (ii) in order for the facility relating to such holder's State Medicaid Claim to continue to participate in the State Medicaid program, the Debtor-operator of such facility must assume such prepetition Medicaid provider agreement as an executory contract and cure defaults thereunder. If the Bankruptcy Court makes such a determination with respect to a particular State Medicaid Claim, then with respect to that State Medicaid Claim only: (x) if such Debtor-operator determines that it will continue to operate the facility after the Effective Date, and if such Debtor indicates in writing its intent to assume the applicable executory Medicaid provider agreement within thirty (30) days after such Bankruptcy Court determination, then such Medicaid provider agreement shall be assumed and the Allowed State Medicaid Claims relating to such Medicaid provider agreement shall be paid in full in accordance with the terms of such Medicaid provider agreement to the extent required to cure as provided by section 365 of the Bankruptcy Code; or (y) if such Debtor-operator determines that it will no longer operate such facility following the Effective Date and a reasonable period of time to close the facility or transfer operation of the facility in accordance with applicable law, and if such Debtor indicates in writing its intent to reject the applicable Medicaid provider agreement within thirty (30) days after such Bankruptcy Court determination, then such Medicaid provider agreement shall be rejected effective upon the termination or transfer of the Debtor's operations at the facility, and any MPAN State Medicaid Claims relating to such facility shall be treated in Class UP-1, and any MHG State Medicaid Claims relating to such facility shall be treated in Class UM-1.

                  Except as otherwise agreed to in writing by the Debtors and the holder of a State Medicaid Claim: (i) post-Effective Date Medicaid rates and allowances of reimbursable costs shall be determined without reference to the discharge or restructuring of any Claim of any type (whether for goods or services, principal or interest, Medicaid overpayments or penalties, or any other Claim) under this Plan or during the Chapter 11 Cases, and the Debtors and Reorganized Debtors shall not be prejudiced with respect to such rates by any such discharge or restructuring; and (ii) Claims of States for penalties and fines shall be treated as Punitive Damage Claims for purposes of this Plan and shall be treated in Classes UP-3 or UM-3, as applicable; such Claims for penalties and fines shall not be treated as State Medicaid Claims.

                  5.       EQUITY INTERESTS.

                           A.       CLASS EP-1:  EQUITY INTERESTS IN MPAN.

                                    I.      CLASSIFICATION:  Class EP-1 consists
of Equity Interests in MPAN, including but not limited to those evidenced by the Old MPAN Common Stock, options and warrants to purchase such stock, and any Securities Damages Claims relating thereto.

                                    II.     TREATMENT:  The holders of Class
EP-1 Equity Interests and related Securities Damages Claims shall not receive or retain anything on account of such


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

Equity Interests and Claims. All Old MPAN Common Stock shall be deemed cancelled on the Effective Date. All options or warrants to purchase Old MPAN Common Stock shall be deemed rejected, cancelled, and terminated as of the Petition Date.

                  All Equity Interests in Reorganized MPAN as of the Effective Date shall be evidenced by New MPAN Common Stock and New MPAN Warrants. The New MPAN Common Stock and New MPAN Warrants shall be distributed to certain holders of Allowed Claims and others in accordance with the terms of this Plan.

                           B.       CLASS EM-1:  EQUITY INTERESTS IN MHG.

                                    I.      CLASSIFICATION:  Class EM-1 consists
of Equity Interests in MHG, including but not limited to those evidenced by the Old MHG Common Stock.

                                    II.      TREATMENT:  The holders of Class
EM-1 Equity Interests shall not receive or retain anything on account of such Equity Interests. The MHG Senior Credit Facility Claim Holders shall be deemed to have subordinated their rights to receive all of the New MHG Common Stock and other Equity Interests in Reorganized MHG on account of their MHG Senior Credit Facility Claims in favor of Reorganized MPAN. On account of the foregoing, all Equity Interests in Reorganized MHG shall be held by Reorganized MPAN or its designee.

                           C.       CLASS EJ-1:  EQUITY INTERESTS IN DEBTOR
                                    AFFILIATES.

                                    I.      CLASSIFICATION:  Class EJ-1 consists
of MPAN's, MHG's, and the other Debtors' Equity Interests in the Debtor Affiliates, as evidenced by the Old Affiliates Equity.

                                    II.      TREATMENT:  The holders of Class
EJ-1 Equity Interests shall not receive or retain anything on account of such Equity Interests. The MPAN Senior Credit Facility Claim Holders and the MHG Senior Credit Facility Claim Holders, as applicable, shall be deemed to have subordinated their rights to receive all of the New Affiliates Equity and other Equity Interests in the Reorganized Debtor Affiliates on account of their Senior Credit Facility Claims to the Reorganized Debtors. On account of the foregoing, all Equity Interests in the Reorganized Debtor Affiliates shall be held by the Reorganized Debtors as provided in the Corporate Restructuring Program.

                                      III.

                     METHOD OF DISTRIBUTIONS UNDER THE PLAN

         A.       THE DISBURSING AGENT.

                  The Reorganized Debtors or such other entity or entities as the Reorganized Debtors may employ in their sole discretion ("Third Party Disbursing Agent") shall act as Disbursing Agent under this Plan and make all distributions required to be made by the Disbursing Agent under this Plan. Any Disbursing Agent may employ or contract on commercially reasonable terms with affiliates and other entities to assist in or perform the


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

distribution of property to be distributed. Unless otherwise determined by the Reorganized Debtors, each Disbursing Agent (including any Third Party Disbursing Agent) shall serve without bond. Each Third Party Disbursing Agent shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to this Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtors on terms agreed to with the Reorganized Debtors.

                  Neither the Disbursing Agent, the Debtors, or the Reorganized Debtors, nor any of their employees, officers, agents, or professionals, shall be liable for (i) any acts or omissions (except for gross negligence or willful misconduct) in connection with implementing the distribution provisions of this Plan and the making or withholding of distributions pursuant to the Plan, or
(ii) any change in the value of distributions made pursuant to the Plan resulting from any delays in making such distributions in accordance with the Plan's terms (including but not limited to any delays caused by the resolution of Disputed Claims) or due to fluctuations in the value or market price of New MPAN Common Stock, New MPAN Warrants, or any other consideration to be distributed under this Plan.

         B.       FUNDING OF CASH PAYMENTS.

                  On or before the Effective Date, the Debtors shall deposit into an account an amount, in Cash, equal to the aggregate amount of Cash anticipated to be distributed on or about the Effective Date to holders of Allowed Claims and Allowed Administrative Expenses (including without limitation all unpaid chapter 11 professionals' fees and expenses) thereunder (the "Effective Date Cash Reserve"). The Disbursing Agent shall hold the Effective Date Cash Reserve in trust for the benefit of holders of Allowed Claims and Allowed Administrative Expenses entitled to receive distributions therefrom and the Reorganized Debtors, as their respective interests may appear. All distributions of Cash under the Plan shall be made by the Disbursing Agent or the Reorganized Debtors from the Effective Date Cash Reserve, except as otherwise required to be made from any Disputed Claims Reserve as set forth in
Section IV.A hereof or as otherwise agreed with the holder of an Allowed Claim or Allowed Administrative Expense. Any shortfall in the Effective Date Cash Reserve shall be funded promptly by the Reorganized Debtors or, alternatively, paid directly by the Reorganized Debtors to the holder of the Allowed Claim or Allowed Administrative Expense. Any surplus funds in the Effective Date Cash Reserve not required for distributions under the Plan or ordered by the Bankruptcy Court to be deposited into any Disputed Claims Reserve shall be transferred from the Effective Date Cash Reserve to the Reorganized Debtors on the ninetieth (90th) day after the Effective Date.

                  Cash payments made pursuant to this Plan shall be in U.S. dollars by checks drawn on a domestic bank selected by the Reorganized Debtors, or by wire transfer from a domestic bank, at the Reorganized Debtors' option, except that payments made to foreign trade creditors holding Allowed Claims may be paid, at the option of the Reorganized Debtors, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction. Except to the extent this Plan provides expressly to the contrary, no interest arising after either the Petition Date or the Effective Date shall accrue or be payable to holders of Allowed Claims under this Plan.

         C.       INVESTMENT OF CASH IN RESERVES.

                  Cash held in the Disputed Claims Reserve (if any) and the Effective Date Cash Reserve shall, to the greatest extent practicable, be invested by the Debtors or the Disbursing Agent in interest-bearing certificates of deposit and interest-bearing accounts to be established in one or more depository banks that have qualified to hold deposits of bankruptcy estates. All interest earned on such Cash shall be disbursed to the Reorganized Debtors, to the extent not utilized in paying Allowed Claims or Allowed Administrative Expenses.

         D. DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS.

                  1.       DELIVERY OF DISTRIBUTIONS GENERALLY.

                  Except as provided above with respect to holders of Class SP-1 Claims and Class SM-1 Claims, and below with respect to holders of undeliverable distributions, distributions to holders of Allowed Claims and Allowed Administrative Expenses shall be distributed by mail as follows: (1) with respect to each holder of an Allowed Claim that has filed a proof of claim, at the address for such holder as maintained by the official claims agent for the Debtors; (2) with respect to each holder of an Allowed Claim that has not filed a proof of claim, at the address reflected on the Schedules filed by the Debtors, provided, however, that if the Debtors, the Reorganized Debtors, or the Disbursing Agent have received a written notice of a change of address for such holder, the address set forth in such notice shall be used; or (3) with respect to each holder of an Allowed Administrative Expense, at such address as the holder may specify in writing.

                  2.       UNDELIVERABLE DISTRIBUTIONS.

                  If the distribution to the holder of any Allowed Claim or Allowed Administrative Expense is returned to the Reorganized Debtors or the Disbursing Agent as undeliverable, no further distribution shall be made to such holder unless and until the Reorganized Debtors or the Disbursing Agent are notified in writing of such holder's then current address. Subject to the remainder of this Section, undeliverable distributions shall remain in the possession of the Reorganized Debtors or the Disbursing Agent pursuant to this Section until such time as a distribution becomes deliverable.

                  Unclaimed Cash shall be held in trust in a segregated bank account in the name of the Reorganized Debtors, for the benefit of the potential claimants of such funds, and shall be accounted for separately. Such funds shall be held in interest-bearing accounts (as selected by Reorganized Debtors in their sole discretion), to the extent practicable; and the parties entitled to such funds shall be entitled to any interest earned on such funds.

                  Any holder of an Allowed Claim or Allowed Administrative Expense that does not assert a claim in writing for an undeliverable distribution held by the Reorganized Debtors or the Disbursing Agent within two
(2) years after the Effective Date shall no longer have any claim to or interest in such undeliverable distribution, and shall be forever barred from receiving any distributions under this Plan or otherwise from the Reorganized Debtors. In such cases any property held for distribution on account of such Claims or Administrative Expenses shall be retained by Reorganized Debtors, as follows:
(i) pursuant to Bankruptcy Code section 347(b),


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

any undistributed Cash or securities other than New MPAN Common Stock shall be the property of Reorganized Debtors, free from any restrictions thereon, and such undistributed Cash or securities shall not be subject to the unclaimed property or escheat laws of any State or other governmental unit; (ii) any undistributed New MPAN Common Stock shall, at the election of Reorganized MPAN, be cancelled or treated as treasury stock; and (iii) any undistributed New MPAN Warrants shall be cancelled. Nothing contained in this Plan shall require the Debtors, Reorganized Debtors, or the Disbursing Agent to attempt to locate any holder of an Allowed Claim or Allowed Administrative Expense.

                  3.       VOTING OF UNDELIVERED NEW MPAN COMMON STOCK.

                  In connection with any election or other vote by the holders of New MPAN Common Stock, any shares of New MPAN Common Stock that have not been delivered pursuant to this Plan (including but not limited to any shares held in the MPAN General Unsecured Claims Distribution Fund, the MPAN Subordinated Note Claims Distribution Fund, or in any other reserve established by this Plan) and that have not been cancelled on account of being undeliverable, shall be deemed voted in the same proportion as those shares of New MPAN Common Stock that have been distributed and voted with respect to the particular election or other vote.

         E.       SETOFFS.

                  The Reorganized Debtors may, but shall not be required to, set off against (i) any Claim, and (ii) the payments to be made pursuant to the Plan in respect of such Claim, any claims or causes of action of any nature whatsoever the Debtors or the Reorganized Debtors may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such claim or cause of action they may have against such holder.

         F.       DE MINIMIS DISTRIBUTIONS AND FRACTIONAL SHARES.

                  No Cash payment of less than ten dollars ($10) shall be made by the Reorganized Debtors or the Disbursing Agent to any holder of Claims unless a request therefor is made in writing to the Reorganized Debtors or the Disbursing Agent. No fractional shares of New MPAN Common Stock or New MPAN Warrants shall be distributed; any entity that otherwise would be entitled to receive a fractional share distribution under this Plan shall instead receive an amount of shares rounded down to the next whole number. Any Cash, securities, or other property that is not distributed as a consequence of this Section shall, after the last distribution on account of Allowed Claims in the applicable Class, be treated as an Undeliverable Distribution under Section III.D.2 of this Plan.

         G.       RECORD DATE.

                  On the Confirmation Date, the transfer ledgers for the Subordinated Notes and Old MPAN Common Stock shall be closed, and there shall be no further changes in the holders of record of such securities. Unless written notice of an assignment executed by both the assignor and assignee is provided to the Disbursing Agent and, in the case of Subordinated Notes only, to the respective indenture trustee, the Disbursing Agent and the respective indenture trustee shall not recognize any transfer of Senior Credit Facility Claims, Subordinated Notes, or Old MPAN Common Stock occurring after the Confirmation Date, but shall instead be entitled to recognize and deal for all purposes with only those holders of record as of the close of business on the Confirmation Date.

                                       IV.

                PROVISIONS FOR TREATMENT OF DISPUTED, CONTINGENT,
                    OR UNLIQUIDATED CLAIMS, EQUITY INTERESTS,
                           AND ADMINISTRATIVE EXPENSES

         A. RESERVE FOR CERTAIN DISPUTED CLAIMS AND DISPUTED ADMINISTRATIVE EXPENSES.

                  Under no circumstances shall the Debtors or Reorganized Debtors be required to establish or maintain any Cash reserves or other reserves with respect to any Disputed Claim or Disputed Administrative Expense to the extent that (i) the holder of such Claim or Administrative Expense would not be entitled to a distribution under this Plan even if such Claim or Administrative Expense were to become an Allowed Claim or Allowed Administrative Expense, as the case may be, (ii) the holder of such Claim would be entitled to distributions from the MPAN General Unsecured Claims Distribution Fund, the MPAN Subordinated Note Claims Distribution Fund, or the MHG Unsecured Claims Distribution Fund, as the case may be, if such Claim were to become an Allowed Claim (except to the extent that the operation of the Pro Rata formula automatically reserves consideration in the foregoing distribution funds for Disputed Claims if such Claims eventually are allowed for purposes of receiving distributions in accordance with the terms of this Plan), (iii) any insurance coverage exists with respect to such Claim or Administrative Expense and may be payable on account thereof, or (iv) any funds are already reserved in the Effective Date Cash Reserve on account of such Claim or Administrative Expense.

                  In the event that the Bankruptcy Court, after notice and a hearing, and then only for good cause shown, requires the establishment of a reserve with respect to a particular Disputed Claim or Disputed Administrative Expense other than of the type described in the foregoing paragraph (the "Disputed Claims Reserve"), such Disputed Claims Reserve shall be held in trust for the benefit of the holder of such Disputed Claim or Disputed Administrative Expense, and the Reorganized Debtors, as their respective interests may appear, pending determination of their respective entitlement thereto. Any amounts in the Disputed Claims Reserve shall be distributed in accordance with the Plan by the Disbursing Agent to the holder of any Disputed Claim or Disputed Administrative Expense for which a reserve has been required by the Bankruptcy Court to the extent that such Disputed Claim or Disputed Administrative Expense becomes an Allowed Claim or an Allowed Administrative Expense pursuant to a Final Order. To the extent that such a Disputed Claim or Disputed Administrative Expense ultimately is disallowed or allowed in an amount less than the amount of such Disputed Claim or Disputed Administrative Expense, any resulting surplus in the Disputed Claims Reserve shall be transferred from the Disputed Claims Reserve to the Reorganized Debtors by the Disbursing Agent.

         B.       RESOLUTION OF DISPUTED CLAIMS AND DISPUTED ADMINISTRATIVE
                  EXPENSES.

                  The Reorganized Debtors shall have the right to make and file objections to Claims, to Equity Interests, and to Administrative Expenses, and shall serve a copy of each objection upon the holder of the Claim, Equity Interest, or Administrative Expense to which the objection is made. Notwithstanding any prior order of the Bankruptcy Court or the provisions of Bankruptcy Rule 9019, as of the Effective Date the Reorganized Debtors may settle or compromise any Disputed Claim without approval of the Bankruptcy Court, provided that such settlement or compromise is evidenced by a writing signed by a duly authorized representative of the Reorganized Debtors.

         C.       DISTRIBUTIONS WITH RESPECT TO DISPUTED CLAIMS THAT BECOME
                  ALLOWED.

                  Notwithstanding any other provisions of this Plan, no payments of Cash or other consideration of any kind shall be made on account of any Disputed Claim until such Claim becomes an Allowed Claim or is deemed to be such for purposes of distribution, and then only to the extent that the Claim becomes, or is deemed to be for distribution purposes, an Allowed Claim. To the extent a Disputed Claim becomes, or is deemed to be, an Allowed Claim after the date a distribution has been made to the other holders of Allowed Claims in the Class to which such Allowed Claim belongs, the first distribution shall be tendered in respect of such Allowed Claim within ten (10) Business Days after the date such Claim becomes an Allowed Claim, except to the extent that (i) this Plan specifies a different period with respect to certain Claims (including, but not limited to, with respect to Claims in Classes UP-1 and UM-1), or (ii) the fair market value of Cash or other consideration to be distributed on account of such Allowed Claim is less than $5,000, in which case the Debtors may coordinate distributions to similarly situated holders of Claims that have become Allowed Claims no less often than once every three (3) months. In the event that the newly Allowed Claim is in Class UP-1, UP-2, UM-1, or UM-2, the first distribution shall be equal to the Pro Rata share to which the holder of such Allowed Claim in Class UP-1, UP-2, UM-1, or UM-2 would have been entitled if such Claim had been allowed at the time of all previous distributions to other holders of Allowed Claims in Class UP-1, UP-2, UM-1, or UM-2, as applicable. No interest shall be paid to the holder of a Disputed Claim that becomes an Allowed Claim on account of the delay in distribution caused by the resolution of such Claim.

         D.       ESTIMATION OF DISPUTED CLAIMS.

                  As to any Disputed Claim, including Disputed Claims based upon rejection of executory contracts or unexpired leases, the Bankruptcy Court, upon motion by Debtors or Reorganized Debtors, shall estimate (the "Claims Estimation Procedure") for purposes of distribution and maintaining reserves under this Plan (a) the amount in which such Disputed Claim may become an Allowed Claim were an objection to such Claim to be resolved by a Final Order (the "Estimated Allowed Amount"), which shall be estimated as a single amount in whole dollars (i.e. $500), or (b) the maximum amount in which such Claim may become an Allowed Claim were an objection to such Claim to be resolved by a Final Order (the "Estimated Maximum Amount"), which shall be estimated as any amount equal to or less than an amount in whole dollars (i.e., any amount equal to or less than $500). The purpose of the Claims

Estimation Procedure is to enable the Reorganized Debtors promptly to distribute amounts required to be distributed under this Plan to the holders of Claims that are not Disputed Claims.

                  If the Bankruptcy Court estimates the Estimated Allowed Amount of any Disputed Claim, such estimate will (i) result in the Claim being deemed an Allowed Claim in the Estimated Allowed Amount (or disallowed if the Estimated Allowed Amount is zero) for purposes of distribution and such other purposes as the Bankruptcy Court may order, and (ii) be final for all such purposes, regardless of the amount, if any, that could be allowed on account of such Claim absent such Claims Estimation Procedure. Accordingly, the fact that such Claim subsequently may become an Allowed Claim in an amount greater than the Estimated Allowed Amount shall not entitle the holder of such Claim to any additional distributions on account of such Claim under this Plan.

                  If the Bankruptcy Court estimates the Estimated Maximum Amount of a Disputed Claim, then (i) such Claim shall continue to be treated as a Disputed Claim for all purposes under this Plan until such time as any objection to such Claim is resolved by a Final Order or agreement of the parties, (ii) no distribution shall be made on account of such Claim unless and until it becomes an Allowed Claim, (iii) for purposes of maintaining reserves and applying Pro Rata distribution formulae under this Plan with respect to other Claims that are Allowed Claims (including distributions to holders of Allowed Claims in Classes UP-1, UP-2, UM-1, and UM-2), such Claim shall be treated as a Disputed Claim in an amount equal to the Estimated Maximum Amount of such Claim, and (iv) in no event shall such Claim become an Allowed Claim in an amount greater than the Estimated Maximum Amount, regardless of the amount, if any, that could be allowed on account of such Claim absent such Claims Estimation Procedure.

                                       V.

                           IMPLEMENTATION OF THE PLAN

         A.       TERMINATION OF MPAN DIP CREDIT AGREEMENT AND MHG DIP CREDIT
                  AGREEMENT.

                  On the Effective Date, the MPAN DIP Credit Agreement and the MHG DIP Credit Agreement shall be deemed to have been terminated. All amounts, if any, payable thereunder shall be paid in full on the Effective Date, and all liens, mortgages, and security interests granted under the MPAN DIP Credit Agreement or the MHG DIP Credit Agreement, or in connection thereunder, shall be extinguished. All outstanding postpetition fees and expenses required to be paid under the MPAN DIP Credit Agreement and the MHG DIP Credit Agreement shall be paid by the Debtors on the Effective Date (including professional fees and expenses and $875,000 of a success fee payable to Houlihan Lokey Howard & Zukin ("HLHZ"), provided, however, that $625,000 of a success fee payable to HLHZ and transaction fees and confirmation bonuses payable to Capella Senior Living, LLC (both of which are advisors to the MHG Senior Credit Facility Agent) shall be paid by the MHG Senior Credit Facility Agent from Cash otherwise distributable to the holders of MHG Senior Credit Facility Claims under this Plan or from adequate protection payments made to the MHG Senior Credit Facility Claim Holders prior to the Effective Date.

                  With respect to each letter of credit issued under the MPAN DIP Credit Agreement or the MHG DIP Credit Agreement that is still outstanding as of the Effective Date, the Reorganized Debtors on the Effective Date shall either (i) cause such outstanding letter of credit to be surrendered to the issuer of such letter of credit for cancellation, (ii) to the extent the Debtors have not otherwise already done so, collateralize such outstanding letter of credit with Cash in an amount equal to 105% of the then undrawn stated amount of such letter of credit deposited in accordance with instructions from the issuer of such outstanding letter of credit, or (iii) to the extent the Debtors have not otherwise already done so, provide the issuer of such outstanding letter of credit with a "back-to-back" letter of credit in an amount equal to 105% of the then undrawn stated amount of such outstanding letter of credit; any "back-to-back" letter of credit provided hereunder shall be issued by a bank and be in a form that is reasonably satisfactory to the issuer of the outstanding letter of credit.

         B.       POST-EFFECTIVE DATE FINANCING.

                  1.       FINANCING GENERALLY AND TOTAL FUNDED DEBT.

                  The Cash required to fund distributions under this Plan and the Reorganized Debtors' continuing working capital needs shall come from (1) an Exit Facility, (2) the Debtors' cash on hand as of the Effective Date (other than cash held by the PHCMI Debtors), and (3) the Investor Notes, if issued. In addition, the Plan provides for the restructuring of certain obligations of the Debtors existing as of the Effective Date, including through the issuance of the New Project Lender Notes, the assumption of certain capital leases, and, if determined necessary by the Debtors with the consent of the Required Senior Credit Facility Claim Holders, the issuance of Lender Notes.

                  Notwithstanding any other provision of this Plan to the contrary, (i) the aggregate principal amount of the Exit Term Loans, Investor Notes, and Lender Notes to be issued on the Effective Date will be $350 million, provided that such amount will be increased dollar-for-dollar to the extent that the Debtors, with the consent of the Required Senior Credit Facility Claim Holders, elect, or have elected, to pay Cash instead of issuing Project Lender Notes to the holders of Claims in Classes SP-3, SM-2, SM-3, SM-5, SM-7, SM-10, SM-11 or SM-12, with (a) the amount of Exit Term Loans increasing to the extent such Cash payments are funded from additional Exit Term Loans, and (b) the amount of Senior Lender Notes increasing to the extent such Cash Payments are funded from what otherwise would be Available Cash, and (ii) the Total Funded Debt of the Reorganized Debtors on the Effective Date shall not exceed $450 million.

                  2.       THE EXIT FACILITY.

                  The Exit Facility shall consist of (i) a revolving credit commitment in an amount between $50 million and $100 million, and (ii) subject to the issuance of Senior Lender Notes as provided in Section V.B.3 below, term loan commitments (the "Exit Term Loans") in the projected aggregate principal amount of $200 million, subject to increase to the extent that the proceeds of the Exit Term Loans are used to pay Cash instead of issuing New Project Lender Notes to the holders of Claims as set forth in V.B.1 above, and which may be divided into multiple tranches.

                  The terms of the Exit Facility shall be governed by an agreement that shall include, inter alia: (a) interest at a market rate, as determined and adjusted in the usual and customary manner for financings of this type; (b) with respect to some or all of the Exit Term Loans, mandatory quarterly principal amortization payments, taking into account the Reorganized Debtors' projected cash flow and cash requirements; and (c) covenants mandating and restricting certain performance by the Reorganized Debtors, usual and customary for financings of this type. The Exit Facility shall be: (i) guaranteed by all of the Reorganized Debtors except Reorganized MPAN (which will be the borrower and primary obligor) and the PHCMI Debtors; and (ii) secured by
(x) a pledge of the stock of all of the Reorganized Debtors except Reorganized MPAN and the PHCMI Debtors, and (y) liens, mortgages, pledges, collateral assignments, and security interests (the "Exit Facility Liens") on all of the assets of the Reorganized Debtors (except the PHCMI Debtors), except to the extent prohibited with respect to specific assets of the Reorganized Debtors by the terms of any agreement that is assumed by the Debtors or that is unimpaired under this Plan. The Exit Facility Liens shall be senior to any and all other liens and other security interests (including any securing the Junior Lender Notes), provided, however, that the Exit Facility Liens shall be pari passu with the liens and security interests securing any Senior Lender Notes distributed, and junior to (a) liens and other security interests existing as of the Effective Date that are senior to the liens held by the holders of Senior Credit Facility Claims, until such liens and other security interests are fully satisfied, (b) the New Project Lender Notes, and (c) certain liens and other secured interests arising after the Effective Date (including certain purchase money security interests) as permitted by the agreements governing the Exit Facility.

                  3.       SENIOR LENDER NOTES.

                  In the event that the Debtors are not able to obtain the Exit Term Loans on commercially acceptable terms, or otherwise determine not to obtain the Exit Term Loans (with the consent of the Required Senior Credit Facility Claim Holders), or if the principal amount of the Exit Term Loans obtained is less than anticipated in the immediately preceding Section, then, with the consent of the Required Senior Credit Facility Claim Holders, the Debtors shall issue Senior Lender Notes to the holders of Class SP-1 Claims and Class SM-1 Claims as provided in the treatment for those Classes, provided, however, that in no event shall the Total Funded Debt exceed $450 million on the Effective Date.

                  The Senior Lender Notes shall (i) be an obligation of Reorganized MPAN pari passu with the obligations under the Exit Facility; (ii) be guaranteed by all of the Reorganized Debtors other than Reorganized MPAN and the PHCMI Debtors; (iii) be secured by liens on all assets that secure the Exit Facility, pari passu with such liens; (iv) bear interest at LIBOR plus 3.5%; (v) mature no later than six (6) years after issuance; (vi) contain covenants that shall be no more restrictive than the covenants contained in the Exit Facility;
(vii) amortize according to a schedule to be agreed upon by the Debtors and the Required Senior Credit Facility Claim Holders; and (viii) at the election of Reorganized MPAN, be redeemable in whole or in part by Reorganized MPAN at any time at 100% of the face amount of the Senior Lender Notes redeemed (without penalty of any kind), plus unpaid accrued interest as of the date of redemption.


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

                  To the extent that the Senior Lender Notes are to be issued under an indenture trust, (i) Reorganized MPAN shall cause the indenture under which the Senior Lender Notes are to be issued to be qualified under the Trust Indenture Act of 1939, as amended, (ii) upon the written demand of a holder of 10% or more in principal amount of the Senior Lender Notes, Reorganized MPAN shall provide demand registration rights for the Senior Lender Notes to such holder(s) pursuant to the terms and conditions of a registration rights agreement; and (iii) upon the written demand of a holder or holders of 25% or more in principal amount of the Senior Lender Notes, Reorganized MPAN shall use its best efforts to effect a shelf registration for the Senior Lender Notes within ninety (90) days (and in no event later than 180 days) following the receipt of such demand.

                  4.       INVESTOR NOTES.

                  The Debtors anticipate that, in addition to the Exit Facility and any Senior Lender Notes, they will issue on the Effective Date Investor Notes in the approximate principal face amount of $150 million, which Investor Notes would be issued at par to third party investors in a public offering or private placement.

                  The Investor Notes shall (i) be obligations of Reorganized MPAN; (ii) be guaranteed by all of the Reorganized Debtors other than Reorganized MPAN and the PHCMI Debtors; (iii) be either general unsecured obligations or senior subordinated unsecured obligations; (iv) bear interest at a fixed market rate; (v) mature no earlier than seven (7) years after issuance; and (vi) contain normal and customary covenants for indebtedness of this nature.

                  To the extent that the Investor Notes are to be issued under an indenture trust, (i) Reorganized MPAN shall cause the indenture under which the Investor Notes are to be issued to be qualified under the Trust Indenture Act of 1939, as amended, (ii) upon the written demand of a holder of 10% or more in principal amount of the Investor Notes, Reorganized MPAN shall provide demand registration rights for the Investor Notes to such holder(s) pursuant to the terms and conditions of a registration rights agreement; and (iii) upon the written demand of a holder or holders of 25% or more in principal amount of the Investor Notes, Reorganized MPAN shall use its best efforts to effect a shelf registration for the Investor Notes within ninety (90) days (and in no event later than 180 days) following the receipt of such demand.

                  5.       JUNIOR LENDER NOTES.

                  In the event that the Debtors are not able to issue the Investor Notes on commercially acceptable terms, or otherwise determine not to issue the Investor Notes (with the consent of the Required Senior Credit Facility Claim Holders), or if the principal amount of Investor Notes issued is less than anticipated in the foregoing Section, then, with the consent of the Required Senior Credit Facility Claim Holders, the Debtors shall issue Junior Lender Notes to the holders of Class SP-1 Claims and Class SM-1 Claims as provided in the treatment for those Classes, provided, however, that in no event shall the Total Funded Debt exceed $450 million on the Effective Date.

                  The Junior Lender Notes shall (i) be an obligation of Reorganized MPAN; (ii) be guaranteed by all of the Reorganized Debtors other than Reorganized MPAN and the PHCMI Debtors; (iii) be secured by liens on all assets that secure the Exit Facility and the Senior Lender


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

Notes, immediately junior to such liens; (iv) bear interest at LIBOR plus 5.5%;
(v) mature no later than seven (7) years after issuance; (vi) contain covenants that shall be no more restrictive than the covenants contained in the Exit Facility, and (vii) at the election of Reorganized MPAN, be redeemable in whole or in part by Reorganized MPAN at any time at 100% of the face amount of the Junior Lender Notes redeemed (without penalty of any kind), plus unpaid accrued interest as of the date of redemption.

                  Reorganized MPAN shall cause the indenture under which the Junior Lender Notes are to be issued to be qualified under the Trust Indenture Act of 1939, as amended. In addition to the foregoing, (x) upon the written demand of a holder of 10% or more in principal amount of the Junior Lender Notes, Reorganized MPAN shall provide demand registration rights for the Junior Lender Notes to such holder(s) pursuant to the terms and conditions of a registration rights agreement; and (y) upon the written demand of a holder or holders of 25% or more in principal amount of the Junior Lender Notes, Reorganized MPAN shall use its best efforts to effect a shelf registration for the Junior Lender Notes within ninety (90) days (and in no event later than 180 days) following the receipt of such demand.

         C.       LIMITED SUBSTANTIVE CONSOLIDATION.

                  1. SUBSTANTIVE CONSOLIDATION FOR PURPOSES OF CLAIM ALLOWANCE AND PLAN DISTRIBUTIONS.

                  On the Effective Date, (1) each MPAN Debtor shall be substantively consolidated with each other MPAN Debtor, and (2) each MHG Debtor shall be substantively consolidated with each other MHG Debtor, for purposes of allowance of Claims and distributions under the Plan as follows: (i) any of the assets and liabilities of each MPAN Debtor shall be deemed to be the assets and liabilities of all of the MPAN Debtors; (ii) any of the assets and liabilities of each MHG Debtor shall be deemed to be the assets and liabilities of all of the MHG Debtors; (iii) all guarantees by any MPAN Debtor of the obligations of any other MPAN Debtor, and all guarantees by any MHG Debtor of the obligations of any other MHG Debtor, arising prior to the Petition Date (regardless whether such guarantee is secured, unsecured, liquidated, unliquidated, contingent, or disputed) shall be deemed liquidated so that any Claim against any MPAN Debtor and any guarantee thereof executed by any other MPAN Debtor, and any Claim against any MHG Debtor and any guarantee thereof executed by any other MHG Debtor, shall be deemed to be a single obligation of the consolidated MPAN Debtors or the consolidated MHG Debtors, as applicable; (iv) any joint liability (including, but not limited to joint and several liability) of any of the MPAN Debtors with one another or of any of the MHG Debtors with one another shall be deemed to be a single obligation of the consolidated MPAN Debtors or the consolidated MHG Debtors, as applicable; and (v) each and every proof of claim filed or to be filed in the MPAN Chapter 11 Cases, and each and every proof of claim filed or to be filed in the MHG Chapter 11 Cases, shall be deemed filed against the consolidated MPAN Debtors or against the consolidated MHG Debtors, as applicable, and shall be deemed a single Claim against and obligation of the consolidated MPAN Debtors or the consolidated MHG Debtors, as applicable. In accordance with the foregoing, (1) the assets and liabilities of any MPAN Debtor shall not be consolidated with the assets and liabilities of any MHG Debtor, and
(2) the assets and liabilities of any MHG Debtor shall not be consolidated with the assets and liabilities of any MPAN Debtor.


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

                  In addition, each of the Debtors and Reorganized Debtors shall be vested with equal authority (a) to be heard with respect to the allowance or disallowance of Claims and requests for payment of Administrative Expenses, including but not limited to filing, prosecuting, and settling objections thereto, (b) to utilize the Claims Estimation Procedure, (c) to commence, prosecute, recover on account of, and settle Avoiding Power Causes of Action, and (d) to enforce the terms of this Plan and the Confirmation Order, including but not limited to the Debtors' discharge, on behalf of each of the other Debtors and Reorganized Debtors and their estates. Notwithstanding the foregoing, substantive consolidation shall not affect: (i) the Debtors Intercompany Claims and Equity Interests in the Debtor Affiliates, which shall be treated as provided in this Plan, (ii) the legal and organizational structure of the Debtors, which shall be restructured pursuant to the Corporate Restructuring Program as described in Section V.C.2 of this Plan, (iii) the Debtors' ability to pursue Avoiding Power Causes of Action and other claims or causes of action, or (iv) any pre- or post-Petition Date guarantees, liens, or security interests that are required to be maintained in connection with executory contracts and unexpired leases entered into during the Chapter 11 Cases or that have been or will be assumed in the Chapter 11 Cases, or that are required by the Investor Notes, Lender Notes, or the Exit Facility.

                  2. CORPORATE RESTRUCTURING PROGRAM AND CONTINUED CORPORATE EXISTENCE OF REORGANIZED DEBTORS.

                  Upon the Effective Date, the Debtors shall implement the Corporate Restructuring Program that is set forth in the Plan Documentary Supplement, and made a part of this Plan. Pursuant to the Corporate Restructuring Program, certain of the Debtor Affiliates either shall (i) be merged into other Debtors or newly-created affiliates of the Debtors, (ii) be acquired by other surviving Debtors or newly-created affiliates of the Debtors,
(iii) transfer some or all of their assets to other Debtors or newly created affiliates of the Debtors, or (iv) be dissolved, with any assets of such dissolved Debtor transferred to one or more of the other Debtors or newly-created affiliates of the Debtors.

                  Except as provided for in the Corporate Restructuring Plan, each of the Debtors shall, as a Reorganized Debtor, continue to exist after the Effective Date as a separate legal entity, with all powers of a corporation, limited liability company, joint venture, or partnership, as applicable, under the laws of their respective states of incorporation, formation, or organization, and without prejudice to any right to alter or terminate such existence (whether by merger, acquisition, or otherwise) under such applicable State law.

                  The Debtors and Reorganized Debtors are authorized to take whatever corporate, joint venture, partnership, or limited liability company action is necessary or advisable in order to accomplish the Corporate Restructuring Program, including but not limited to transferring certificates of need, operating licenses, and other licenses and permits to the extent allowed by applicable nonbankruptcy law.

         D.       ISSUANCE OF NEW SECURITIES AND REGISTRATION RIGHTS.

                  On the Effective Date, (i) Reorganized MPAN shall be deemed empowered to issue and shall issue the New MPAN Common Stock, the New MPAN Warrants (subject to certain anti-dilution provisions provided in the New Warrant Agreement, as summarized under the definition of "New MPAN Warrants" in
Section I.A), the Investor Notes, and the Lender


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

Notes, and (ii) the other Reorganized Debtors and entities to be created pursuant to the Corporate Restructuring Program shall be deemed empowered to issue and shall issue the New Affiliates Equity. Any securities issued pursuant to this Plan shall be exempt from laws requiring registration for the offer or sale of such securities or registration or licensing of an issuer of, underwriter of, or broker or dealer in, such securities to the fullest extent as provided by section 1145 of the Bankruptcy Code, including the New MPAN Common Stock, the New MPAN Warrants, and the Lender Notes.

                  Reorganized MPAN shall: (i) provide demand registration rights for the New MPAN Common Stock to any holders on the Effective Date of ten percent (10%) or more of the New MPAN Common Stock and any permitted transferees of such holders, pursuant to the terms and conditions of a registration rights agreement, (ii) use its best efforts to effect a shelf registration for the New MPAN Common Stock within 90 (but in no event more than 180) days following the Effective Date, and keep that shelf registration effective for two years following the date upon which the shelf registration statement was declared effective, pursuant to the terms and conditions of such registration rights agreement, and (iii) use its best efforts to cause the New MPAN Common Stock to be listed on a national securities exchange.

         E. CANCELLATION OF EXISTING SECURITIES AND REJECTION OF RELATED AGREEMENTS.

                  On the Effective Date, (i) the Subordinated Notes, the Old MPAN Common Stock, the Old MHG Common Stock, and the Old Affiliates Equity (but only to the extent provided in the treatment of Class EJ-1) shall each be deemed cancelled, and (ii) the obligations of the Debtors under the indentures governing the Subordinated Notes and any agreements relating to the purchase or sale of Equity Interests in any of the Debtors shall be rejected, provided, however, that the cancellation of the indentures (a) shall not affect the treatment provided to the holders of Subordinated Notes under this Plan, and (b) shall not affect the rights of the respective indenture trustees under this Plan, including the treatment of their liens and priority rights under the respective indentures. Moreover, all options, option agreements, and warrants to purchase or sell the Old MPAN Common Stock or any of the other foregoing securities shall be deemed rejected, cancelled, and terminated as of the Petition Date.

         F.       SURRENDER OF EXISTING SECURITIES.

                  Each holder of Subordinated Notes shall surrender such notes to the Disbursing Agent in exchange for the right to receive any distribution under this Plan. No distributions under this Plan shall be made to or on behalf of any holder of Subordinated Notes unless and until such notes are received by the Disbursing Agent or the unavailability of such notes is reasonably established to the satisfaction of the Disbursing Agent. Any such holder that fails to surrender such notes or to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Disbursing Agent and, if so requested by the Disbursing Agent, fails to furnish a bond in form and substance (including, without limitation, with respect to amount) reasonably satisfactory to the Disbursing Agent, within five years after the Confirmation Date shall be deemed to have forfeited all rights, Claims, and interests and shall not participate in any distribution under this Plan with respect to such Subordinated Notes, and all property in respect of such forfeited distribution shall be treated as an Undeliverable Distribution under Section III.D.2 of this Plan.


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

         G.       ELIMINATION OF SUBORDINATION RIGHTS.

                  The subordination rights of the MPAN Senior Credit Facility Claim Holders under the MPAN Indenture shall be modified with respect to Consenting Class UP-2 Holders as provided in the treatment of Class UP-2 under this Plan. Any and all contractual subordination provisions in the MPAN Indenture shall remain in effect and shall be enforced under this Plan with respect to any MPAN Subordinated Note Claim held by an entity that is not a Consenting Class UP-2 Holder; provided, however, that pursuant to section 1315 of the MPAN Indenture, the subordination provisions in the MPAN Indenture do not apply to, inter alia, claims of, or payments to, the indenture trustee under or pursuant to section 607 of the MPAN Indenture.

                  The subordination rights of the MHG Senior Credit Facility Claim Holders under the MHG Indenture shall be modified with respect to Consenting Class UM-2 Holders as provided in the treatment of Class UM-2 under this Plan. Any and all contractual subordination provisions in the MHG Indenture shall remain in effect and shall be enforced under this Plan with respect to any MHG Subordinated Note Claim held by an entity that is not a Consenting Class UM-2 Holder; provided, however, that pursuant to section 1311 of the MHG Indenture, the subordination provisions in the MHG Indenture do not apply to, inter alia, claims of, or payments to, the indenture trustee under or pursuant to section 607 of the MHG Indenture.

         H.       AMENDED AND RESTATED CERTIFICATES OF INCORPORATION AND BYLAWS.

                  As of the Effective Date, the certificates or articles of incorporation (or document of similar effect with respect to any Reorganized Debtor that is not a corporation) of each of the Reorganized Debtors shall be the Amended and Restated Certificates of Incorporation substantially in the form of the exemplary documents included in the Plan Documentary Supplement. The Amended and Restated Certificates of Incorporation will, among other provisions, prohibit the issuance of non-voting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. As of the Effective Date, the bylaws of each of the Reorganized Debtors that are corporations shall be the Amended and Restated Bylaws substantially in the form of the exemplary documents included in the Plan Documentary Supplement. The Amended and Restated Certificates of Incorporation and Amended and Restated Bylaws shall be deemed effective as of the Effective Date by virtue of the Confirmation Order without the need for any corporate, partnership, limited liability company, joint venture, director, stockholder, partner, member, or venturer action.

         I.       MANAGEMENT OF THE REORGANIZED DEBTORS.

                  On the Effective Date, the operation of the Reorganized Debtors shall become the general responsibility of the Reorganized Debtors' newly-constituted Boards of Directors (the "New Boards"), which shall thereafter have the responsibility for the management and control of the Reorganized Debtors. As of the Effective Date, the New Boards shall consist of the individuals to be designated as set forth in the Plan Documentary Supplement, which individuals shall include with respect to the New Board of Reorganized
MPAN: (i) the Chief Executive Officer of Reorganized MPAN, and (ii) six directors designated by the Required Senior Credit Facility Claim Holders. The initial senior officers of each of the Reorganized Debtors as of the Effective Date shall consist of the individuals whose names are set forth in the Plan Documentary Supplement. All such directors and senior officers shall be deemed appointed


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

pursuant to the Confirmation Order without the need for any corporate action. As of the Effective Date, those directors and senior officers not continuing in office shall be deemed removed therefrom pursuant to the Confirmation Order without the need for any corporate action.

                  The portion of the Plan Documentary Supplement relating to the designation of the New Board and of the initial senior officers of the Reorganized Debtors, and the compensation thereof, shall be filed with the Bankruptcy Court no less than ten (10) days prior to the commencement of the Confirmation Hearing. Holders of Claims entitled to vote on the Plan shall be entitled to change their votes to accept or reject the Plan based upon such designation by notifying counsel for the Debtors in writing so that such notice is received no later than 5:00 p.m., Eastern Time, three (3) Business Days prior to the commencement of the Confirmation Hearing.

         J.       NEW INCENTIVE EQUITY PLAN.

                  Upon the Effective Date, Reorganized MPAN shall adopt the NIEP in a form substantially similar to that as set forth in the Plan Documentary Supplement. Shares representing 9.0% percent of the fully-diluted New MPAN Common Stock will be reserved for issuance upon exercise of options granted under the NIEP (the "NIEP Shares"). It is expected that up to approximately 100 employees of Reorganized MPAN will be eligible to participate in the NIEP.

                  The NIEP will be a broad-based, flexible stock incentive plan that will be administered by the Compensation Committee of the Board of Directors of Reorganized MPAN. The nature of an award and the number of shares subject to an award will be determined by the Compensation Committee of Reorganized MPAN after receiving a recommendation from the Chief Executive Officer of Reorganized MPAN. Options to purchase approximately 88.0% of the NIEP Shares will be awarded to employees of Reorganized MPAN promptly, but in any event within 90 days, after the Effective Date (the "Effective Date Options"). The Effective Date Options will be exercisable at the per share valuation established in connection with the Plan. The exercise price for all other options awarded under the NIEP shall be the fair market value as of the date of the grant thereof, provided that grants of options (including any options issued pursuant to employment agreements) made within 90 days of the Effective Date will be deemed to have been granted on the Effective Date and consequently, will be exercisable at the per share valuation established in connection with the Plan. All shares awarded pursuant to any employment agreements will be issued under the NIEP and will count against the total number of NIEP Shares available for issuance under the NIEP.

         K.       EMPLOYMENT AGREEMENTS.

                  It is expected that approximately 25 key senior management employees will receive employment agreements in connection with their employment by Reorganized MPAN or one of its wholly-owned subsidiaries. The terms of each employment agreement, including the salary and target bonus level to be offered to each employee, will be determined based upon negotiations with individual employees. The employment agreements will provide for usual and customary severance benefits, including benefit continuance, depending on an employee's position within Reorganized MPAN. The various forms of employment agreements to be


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

entered into between such key senior management personnel and Reorganized MPAN will be included or summarized in the Plan Documentary Supplement. The employment agreements either (i) will be entered into prior to the Effective Date and deemed assumed upon the Effective Date, or (ii) will become effective upon the Effective Date.

         L. RELEASE OF SENIOR CREDIT FACILITY CLAIM HOLDERS, AGENTS, AND REPRESENTATIVES.

                  As of the Effective Date each of the following shall occur:

                  1. The Debtors and any entity claiming by or through the Debtors shall be deemed to have released all claims or causes of action (other than with respect to depositary relationships and other claims unrelated to the MPAN Senior Credit Facility Claims), whether such claims or causes of action are known or unknown, matured or unmatured, contingent or noncontingent, or liquidated or unliquidated, of any nature whatsoever against the MPAN Senior Credit Facility Agent, the MPAN Senior Credit Facility Claim Holders, and the advisors of the MPAN Senior Credit Facility Agent in the Chapter 11 Cases arising on account of or in relation to (i) the MPAN Senior Credit Facility Claims, or (ii) the actions or omissions of the MPAN Senior Credit Facility Agent and its advisors relating to their service as representatives of the MPAN Senior Credit Facility Claim Holders during the Chapter 11 Cases.

                  2. The Debtors and any entity claiming by or through the Debtors shall be deemed to have released all claims or causes of action (other than with respect to depositary relationships and other claims unrelated to the MHG Senior Credit Facility Claims), whether such claims or causes of action are known or unknown, matured or unmatured, contingent or noncontingent, or liquidated or unliquidated, of any nature whatsoever against the MHG Senior Credit Facility Agent, the MHG Senior Credit Facility Claim Holders, and the advisors of the MHG Senior Credit Facility Agent in the in the Chapter 11 Cases arising on account of or in relation to (i) the MHG Senior Credit Facility Claims, or (ii) the actions or omissions of the MHG Senior Credit Facility Agent and its advisors relating to their service as representatives of the MHG Senior Credit Facility Claim Holders during the Chapter 11 Cases (provided, however, that the Debtors shall not release Capella Senior Living, LLC or any of its principals for any acts or omissions occurring prior to the Petition Date).

                  3. The officers, directors, and employees of the Debtors who are serving in such capacities as of the Confirmation Date, shall be released by the Debtors and any entity claiming by or through the Debtors from any and all claims and other causes of action arising after the Petition Date against them, whether such claims or causes of action are known or unknown, matured or unmatured, contingent or noncontingent, or liquidated or unliquidated, arising on account of or in relation to any acts or omissions in their capacities as representatives of the Debtors, except (i) for willful misconduct or gross negligence, or (ii) as otherwise expressly provided in the Plan or the Confirmation Order.

         M.       CORPORATE ACTION.

                  On the Effective Date, the issuance of securities as provided in the Plan, the adoption of the Amended and Restated Certificates of Incorporation and Amended and Restated Bylaws pursuant to the Plan, the appointment of the New Boards and initial senior officers of the


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

Reorganized Debtors as specified in the Plan, and all other corporate, partnership, joint venture, and limited liability company actions called for by the Plan shall be deemed authorized and approved by virtue of entry of the Confirmation Order, in accordance with the Bankruptcy Code and applicable State law (including but not limited to section 303 of the Delaware General Corporations Law, to the extent applicable, and any analogous provision of the business corporation law or code of each other State in which any Reorganized Debtor is incorporated or organized) and without any requirement of further action by the stockholders, directors, or members of the Debtors or the Reorganized Debtors.

         N.       REVESTING OF ASSETS.

                  Except as otherwise provided in the Plan, on the Effective Date the property of the estates of the Debtors shall revest in the Reorganized Debtors, including but not limited to Avoiding Power Causes of Action and any other claims or rights of action (whether known or unknown, and whether or not identified in the Schedules or Disclosure Statement) that any of the Debtors or Reorganized Debtors have asserted or may assert against any other entity. The Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property without supervision by the Bankruptcy Court or the United States Trustee and free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules. As of the Effective Date, all property of the Reorganized Debtors shall be free and clear of all Claims, liens, encumbrances, and other interests of creditors and holders of Equity Interests, except as otherwise provided herein.

         O.       IMPLEMENTATION OF BANKRUPTCY CODE SECTION 1146(C).

                  Any transfers or other transactions that occur pursuant to or in connection with this Plan, the Confirmation Order, or the Corporate Restructuring Program may not be taxed under any federal, State, or local law imposing a stamp tax, real estate transfer tax, recording tax, or similar tax, including but not limited to: (i) the issuance, transfer, or exchange of any security (including but not limited to the New MPAN Common Stock, the New MPAN Warrants, the New Affiliates Equity, the Investor Notes, the Lender Notes, the New Project Lender Notes, or any notes issued in connection with the Exit Facility); (ii) the creation, modification, filing, or recording of any mortgage, deed of trust, deed to secure debt, collateral pledge, collateral assignment, UCC financing statement, or other security interest or lien; (iii) the making or assignment of any contract, lease, or sublease; or (iv) the making or delivery of any deeds, bills of sale, or assignments.

         P.       CLOSING OF CASES.

                  Each Reorganized Debtor may close its respective Chapter 11 Case at any time after the Effective Date, provided that the Chapter 11 Case of at least one Reorganized Debtor remains open until the Debtors' estates are fully administered in accordance with Bankruptcy Code section 350 and Bankruptcy Rule 3022. Upon the closing of the Chapter 11 Case of a Reorganized Debtor, all rights vested in such Reorganized Debtor under this Plan (including but not limited to the rights to object to or otherwise be heard with respect to Claims and requests for payment of Administrative Expenses, to utilize the Claims Estimation Procedure, to commence, prosecute, recover on account of, or settle Avoiding Power Causes of Action, and to enforce the


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

terms of this Plan and the Confirmation Order, including but not limited to the Debtors' discharge), shall vest in each Reorganized Debtor that has not closed its Chapter 11 Case.

                                       VI.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         A.       ASSUMPTION OR ASSUMPTION AND ASSIGNMENT.

                  1.       ASSUMPTION AND ASSUMPTION AND ASSIGNMENT GENERALLY.

                  Effective upon the Effective Date, the Debtors in Possession hereby either (i) assume those executory contracts and unexpired leases that are listed in Exhibit 3 to the Plan, or (ii) assume and assign such executory contracts or unexpired leases to another affiliated entity, as indicated on
Exhibit 3, pursuant to the implementation of the Corporate Restructuring Program. Such assumption, or assumption and assignment, shall be only to the extent that the listed items constitute executory contracts and unexpired leases within the meaning of section 365 of the Bankruptcy Code. Inclusion of a matter in Exhibit 3 does not constitute an admission by the Debtors or Debtors in Possession that (i) such matter is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code, (ii) that the Debtors must assume such matter in order to continue to receive or retain rights, benefits, or performance thereunder or that any Claim under such matter must be paid or default cured if it is not an executory contract or unexpired lease, or
(iii) an executory contract or unexpired lease exists or is valid. Any contract or lease assumed, or assumed and assigned, pursuant to this Plan shall be assumed, or assumed and assigned, as previously amended or otherwise modified by the parties thereto, whether before or after the Petition Date. The Debtors reserve the right to amend the list of contracts and leases to be assumed, or assumed and assigned, through the conclusion of the Confirmation Hearing.

                  Exhibit 3 to the Plan specifies the amount ("Cure Payment"), if any, that the Debtors acknowledge must be tendered in order to provide cure and compensation in accordance with sections 365(b)(1)(A) & (B) of the Bankruptcy Code. In the event that any party to a contract or lease listed on
Exhibit 3 contends that the Cure Payment amount is incorrect, such party must file with the Bankruptcy Court and serve upon counsel for the Debtors, the Committees, and the MPAN Senior Credit Facility Agent a written statement and an accompanying affidavit in support thereof specifying the amounts allegedly owing under sections 365(b)(1)(A) & (B) of the Bankruptcy Code no later than the deadline established by the Bankruptcy Court in its order scheduling the Confirmation Hearing. Failure timely to file and serve such statement shall result in the determination that the Reorganized Debtors' tender of the Cure Payment, as specified in Exhibit 3, shall provide cure and compensation for any and all defaults and unpaid obligations under such assumed or assumed and assigned executory contract or unexpired lease, and that no other amounts are owing thereunder as of the Confirmation Date. The Debtors reserve the right to respond to and challenge any objection filed by any party to an executory contract or unexpired lease under this Section and/or to reject any executory contract or unexpired lease or assume or assume and assign such contract or unexpired lease by complying with section 365(b) of the Bankruptcy Code, if the other party to any executory contract or unexpired lease establishes that the Cure Payment is greater than the amount


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

specified in Exhibit 3. To the extent the Debtors disagree with any objection filed by any party to an executory contract or unexpired lease under this paragraph, the Debtors will request that the Bankruptcy Court declare that the Cure Payment is as stated by the Debtors, and any disputes shall be resolved by a Final Order, which Final Order may be entered after the Effective Date.

                  Entry of the Confirmation Order shall constitute approval of the assumptions and assumptions and assignments under the Plan pursuant to sections 365(a) and 363 of the Bankruptcy Code, effective as of the Effective Date. All Cure Payments that may be required by section 365(b)(1) of the Bankruptcy Code shall be made on the later of (i) thirty (30) days after the Effective Date, or as soon thereafter as is practicable, (ii) resolution by a Final Order of any dispute with respect to such Cure Payment, or (iii) at such time as may otherwise be agreed by the parties to any particular contracts or leases.

                  The assumption or assumption and assignment, as applicable, of any executory contract or unexpired lease under the Plan shall be authorized notwithstanding the existence of any cross-default provision or other provision in such contract or lease that conditions the rights of the Debtors or the obligations of the non-debtor parties on (i) the insolvency or financial condition of any of the Debtors or any of their affiliates, or (ii) performance under any other contract or agreement. Any breach, default, or failure to perform under any contract or agreement that is not assumed, or assumed and assigned, by the Debtors shall in no way constitute grounds to terminate the Debtors', Reorganized Debtors', or any of their assignees' rights under any contract or lease that is assumed, or assumed and assigned, under this Plan, or excuse non-performance by the other party to such contract or lease, or otherwise affect, modify, or reduce the rights of the Debtors, Reorganized Debtors, or their assignees under such assumed, or assumed and assigned, contract or lease.

                  Notwithstanding any other provision of this Plan to the contrary, (i) the Debtors' Medicare provider agreements with the United States shall be treated as provided in the Federal Government Settlement, and (ii) other than with respect to those contracts and leases relating to the APS pharmacy business as provided below, all executory contracts and unexpired leases between any of the Debtors and any of the other Debtors that have not been assumed, assumed and assigned, or rejected during the Chapter 11 Cases shall, at the election of the Debtors either before or after the Effective Date and in their discretion, be deemed either assumed or rejected upon the Effective Date.

                  2.       CONDITIONAL ASSUMPTION AND ASSUMPTION AND ASSIGNMENT.

                  Notwithstanding anything in Section VI.A to the contrary, the Debtors expressly condition the assumption, or assumption and assignment, of certain leases and contracts specifically identified in Exhibit 3 upon the non-Debtor party's agreement to accept a Cure Payment in the amount specified by the Debtors (regardless whether such Cure Payment amount is less than the amount that the Debtors otherwise would be required to pay in order to comply with Bankruptcy Code section 365). In the event that the non-Debtor party fails to object timely to the Debtors' assumption, or assumption and assignment, of the contract or lease on the Debtors' conditional Cure Payment terms, then the contract or lease shall be deemed assumed, or assumed and assigned, on the Effective Date on the Debtors' conditional Cure Payment terms in accordance with
Section VI.A. If the non-Debtor party timely objects to the Debtors' conditional


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assumption, or assumption and assignment, then the contract or lease shall be deemed rejected upon the Confirmation Date in accordance with Section VI.B.

         B.       REJECTION.

                  Effective upon the Effective Date, the Debtors in Possession hereby reject all executory contracts and unexpired leases that exist between the Debtors and any other entity that have not previously been assumed or rejected, except that the Debtors in Possession do not reject those executory contracts and unexpired leases (i) that are listed in Exhibit 3 hereto and assumed, or assumed and assigned, pursuant to Section VI.A of the Plan (unless such contracts or leases are deemed rejected in accordance with Section VI.A.2),
(ii) that are the subject of a pending motion filed by a Debtor in the Chapter 11 Cases to assume, or assume and assign, such contracts or leases, (iii) that are or have been specifically assumed, or assumed and assigned, by the Debtors in Possession with the approval of the Bankruptcy Court by separate proceeding in the Chapter 11 Cases, or (iv) with respect to which the Bankruptcy Court has otherwise granted the Debtors additional time to assume or reject such contracts or leases after the Effective Date. The executory contracts and unexpired leases rejected under the Plan shall include, without limitation, those listed in
Exhibit 4 to the Plan. Inclusion of a matter in Exhibit 4 does not constitute an admission by the Debtors in Possession that an executory contract or unexpired lease exists or is valid. To the extent that a matter that provides the Debtors with a property right does not constitute an executory contract or unexpired lease, rejection shall not constitute an abandonment by the Debtors of such property right. As a matter of prudence, Exhibit 4 may include contracts and leases that previously have been rejected or cancelled or assigned or that have expired. Entry of the Confirmation Order shall constitute approval of the rejections under the Plan pursuant to section 365(a) of the Bankruptcy Code.

                  All Allowed General Unsecured Claims arising from the rejection of executory contracts or unexpired leases, whether under the Plan or by separate proceeding, shall be treated as Claims in Classes UP-1, UP-3, UM-1, or UM-3, as applicable, under the Plan.

                  All Claims arising from the rejection of executory contracts or unexpired leases under the Plan must be filed with the Bankruptcy Court within thirty (30) days after notice of the entry of the Confirmation Order. Any such Claims that are not filed within such time will be forever barred from assertion against the Debtors, their estates, the Reorganized Debtors, and their property, and shall not share in any distributions under this Plan.

         C.       SURVIVAL OF THE DEBTORS' CORPORATE INDEMNITIES.

                  Solely with respect to directors, officers, and other employees of any of the Debtors who are serving or employed in such capacity for any such Debtor as of the Confirmation Date, the Debtors shall be deemed to assume, as of the Effective Date, their respective obligations to indemnify such individuals (and only such individuals) with respect to or based upon any act or omission taken or omitted in any of such capacities, or for or on behalf of any Debtor, pursuant to and to the extent provided by the Debtors' respective articles of incorporation, corporate charters, bylaws and similar corporate, partnership, joint venture, or limited liability company documents, employment agreements with such individuals, or any other agreements entered into at any time prior to the Confirmation Date (the "Assumed Indemnity Obligations"). The Assumed Indemnity Obligations shall not be discharged,


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impaired, or otherwise modified by confirmation of this Plan and shall be deemed and treated as executory contracts that have been assumed by the Debtors pursuant to this Plan. This Section VI.C shall not be construed as an assumption of any obligations other than the Assumed Indemnity Obligations; all of the Debtors' other indemnification obligations that are not expressly assumed in this Plan, or that have not otherwise expressly been assumed during the Chapter 11 Cases, shall be discharged and shall be of no further force or effect as of the Effective Date.

         D.       APS EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

                  Notwithstanding any other provision in this Plan, all executory supply contracts between any of the Debtors that provide inpatient services at skilled nursing and assisted living facilities or LTAC hospitals, on the one hand, and APS Acquisition LLC ("Acquisition"), as the assignee of those Debtors that have sold substantially all of their assets and assumed and assigned their supply contracts to Acquisition pursuant to the sale of APS' pharmaceutical division, on the other hand, shall be assumed on the Effective Date, subject to the termination provisions provided in the Asset Purchase Agreement dated December 5, 2001, as amended, between certain of the Debtors on the one hand, and Acquisition and Omnicare, Inc., on the other hand. All other executory contracts and unexpired leases relating to the APS pharmacy business will be rejected upon the Effective date, except as such executory contracts and unexpired leases have been assumed and assigned pursuant to the relief requested in the "Motion Under 11 U.S.C. ss.ss. 105(a), 363, 364, 365 and 1146 and Fed. R. Bankr. P. 2002, 4001, 6004, 6006, 9014 and 9019 to (A) Sell Debtors'
Pharmaceutical Business Free and Clear of Liens and Encumbrances Pursuant to Sale Procedures Order; (B) Incur Indebtedness and Compromise Claims in Connection Therewith; (C) Assume and Assign Executory Contracts and Unexpired Leases in Connection Therewith; and (D) Grant Relief Related Thereto" filed with the Bankruptcy Court on or about October 16, 2001, or will be assumed and assigned pursuant to the relief requested in any supplemental motions filed prior to the Effective Date of the Plan in connection with the sale of APS' pharmacy business (collectively, the "APS Sale Motion"). The date of turnover of possession of any rejected lease of nonresidential real property related to the operation of APS shall be governed by the relief ordered by the Bankruptcy Court in connection with the APS Sale Motion.

                                      VII.

                            EFFECTIVENESS OF THE PLAN

         A.       EFFECTIVE DATE.

                  The Effective Date shall be the first Business Day upon which all of the conditions specified in Section VII.B of the Plan have been satisfied or waived. Notwithstanding the foregoing and any other provision of this Plan to the contrary, (1) the Debtors may defer the occurrence of the Effective Date for a period of no more than thirty (30) days beyond the date specified in the preceding sentence in their discretion, and (2) any distribution of Cash or other consideration required to be made on the Effective Date shall be made on such date, or on such later date as soon as practical thereafter that is no more than ten (10) Business Days after the Effective Date.


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

         B.       CONDITIONS PRECEDENT.

                  The Plan shall not become effective unless and until the following conditions shall have been satisfied or waived:

                  1. The Confirmation Order shall have been entered on the docket of the Bankruptcy Court in both the MPAN Chapter 11 Cases and the MHG Chapter 11 Cases for at least ten (10) days (as calculated in accordance with Bankruptcy Rule 9006(a));

                  2. No stay of the Confirmation Order in any of the Chapter 11 Cases shall be in effect;

                  3. The Confirmation Order (or another order that shall have been entered on the docket of the Bankruptcy Court in both the MPAN Chapter 11 Cases and the MHG Chapter 11 Cases for at least ten (10) days) shall have approved the Federal Government Settlement; and

                  4. All conditions precedent to the closing of the Exit Facility and, if applicable, the Investor Notes shall have been satisfied or waived.

         C.       WAIVER OF CONDITIONS.

                  The Debtors, with the consent of the Required Senior Credit Facility Claim Holders, may waive by a writing signed by an authorized representative of the Debtors and filed with the Bankruptcy Court any of the conditions to effectiveness of this Plan, except the condition set forth in VII.B.2 above.

         D.       NOTICE OF EFFECTIVE DATE.

                  As soon as practicable after the Effective Date has occurred, the Reorganized Debtors shall file with the Bankruptcy Court an informational notice specifying the Effective Date, as a matter of record.

                                      VIII.

                            RETENTION OF JURISDICTION

                  Following the Confirmation Date, and further following the Effective Date, the Bankruptcy Court shall retain jurisdiction of all matters arising out of, or related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

                  A. To hear and determine pending motions for the assumption, assumption and assignment, or rejection of executory contracts or unexpired leases, if any are pending as of the Effective Date; the determination of any cure payments related thereto; and the allowance, estimation, or disallowance of Claims resulting therefrom;


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

                  B. To determine any and all adversary proceedings, applications, motions, and contested matters arising in or related to the Chapter 11 Cases, including, but not limited to, Avoiding Power Causes of Action;

                  C. To ensure that distributions to holders of Allowed Administrative Expenses and Allowed Claims are accomplished as provided herein;

                  D. To hear and determine any objections to Administrative Expenses, to proofs of claims, and to proofs of Equity Interests filed both before and after the Confirmation Date, and to allow, estimate, or disallow any Disputed Administrative Expense or Disputed Claim, in whole or in part;

                  E. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                  F. To enforce the Plan and issue orders in aid of execution of the Plan and to issue injunctions or take such other actions or make such other orders as may be necessary or appropriate to restrain interference with this Plan or its execution or implementation by any entity;

                  G. To consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in the Plan or any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                  H. To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code, and to resolve any disputes regarding payment for professional services incurred after the Effective Date for purposes of implementing the Plan or administrating the Chapter 11 Cases;

                  I. To hear and determine any disputes arising in connection with the interpretation, implementation, execution, or enforcement of the Plan, the Confirmation Order, or any other order of the Bankruptcy Court;

                  J. To recover all assets of the Debtors and property of the estates, wherever located;

                  K. To hear and determine any matters concerning State, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                  L. To hear any other matter not inconsistent with the Bankruptcy Code; and

                  M. To enter a final decree closing one or more of the Chapter 11 Cases.


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

                                       IX.

                            MISCELLANEOUS PROVISIONS

         A.       PAYMENT OF STATUTORY FEES.

                  All quarterly fees due and payable to the Office of the United States Trustee pursuant to section 1930(a)(6) of title 28 of the United States Code shall be paid in full on or before the Effective Date, as required by section 1129(a)(12) of the Bankruptcy Code. Each Reorganized Debtor shall remain responsible for compliance with applicable reporting requirements of the Office of the United States Trustee and timely payment of its respective quarterly fees due and payable after the Effective Date and until such Reorganized Debtor's Chapter 11 Case is closed, to the extent required by section 1930(a)(6) of title 28 of the United States Code. The United States Trustee and the Debtors shall reserve all rights regarding the effect of substantive consolidation on the payment of quarterly fees.

         B.       RETIREE BENEFITS.

                  To the extent required by section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors shall continue to pay on and after the Effective Date all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, for the duration of the period for which the Debtors have obligated themselves to provide such benefits, provided, however, that nothing in this Section IX.B shall relieve any third party of providing retiree benefits to the extent such third party has assumed the obligation of the Debtors to do so.

         C. DISSOLUTION OF THE CREDITORS' COMMITTEES AND ESTABLISHMENT OF THE CLAIMS RESOLUTION MONITOR.

                  1.       DISSOLUTION OF THE CREDITORS' COMMITTEES.

                  The Committees shall cease to exist as of the Effective Date. Notwithstanding the foregoing, the Committees shall have standing to be heard with respect to the allowance of Administrative Expenses requested by the Committees' professionals and by Committee members to the extent such Administrative Expenses relate to such members' service on the Committees.

                  2.       CLAIMS RESOLUTION MONITOR.

                           A.       ESTABLISHMENT AND FUNCTION OF THE CLAIMS
                                    MONITOR.

                  On the Effective Date, the Claims Resolution Monitor (the "Claims Monitor") will be established. Its sole functions will be: (i) to monitor the Reorganized Debtors' progress in (x) reconciling and resolving Disputed Claims and (y) making distributions on account of such Claims once resolved, (ii) to review and assert objections to the reasonableness of settlements and compromises of such Claims, and (iii) to commence an action or actions or intervene in a proceeding or proceedings in the event the Bankruptcy Court allows the Claims Monitor to do so as a result of the failure of the Reorganized Debtors to resolve Claims in a satisfactory manner. The Claims Monitor will be selected jointly by the Committees.


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

                           B. EMPLOYMENT OF PROFESSIONALS BY THE CLAIMS MONITOR; COMPENSATION AND REIMBURSEMENT OF CLAIMS MONITOR AND ITS PROFESSIONALS.

                  The Claims Monitor will be authorized to retain and employ counsel and other professionals. The role of the Claims Monitor's professionals will be strictly limited to assisting the Claims Monitor in its functions as set forth herein. The Reorganized Debtors will pay the actual, necessary, reasonable, and documented fees and out-of-pocket expenses of the Claims Monitor and of the professionals retained by the Claims Monitor (each of whom shall be employed on a fee-for-service basis only) incurred in the performance of their duties upon the monthly submission of detailed, itemized bills to the Reorganized Debtors; provided, however, that such fees and expenses cannot exceed, in the aggregate, (i) $65,000.00 per month during the first six months following the Effective Date, and (ii) $25,000.00 per month beginning the seventh month after the Effective Date; provided further that the foregoing limits may be appropriately modified by the Bankruptcy Court, after notice to the Reorganized Debtors and a hearing, in the event the Bankruptcy Court allows the Claims Monitor to commence any action or intervene in any proceeding as a result of the failure of the Reorganized Debtors to resolve Claims in a satisfactory manner. If the aggregate amount of the billed fees and expenses does not exceed the limits referred to in the preceding sentences and if no objection to payment thereof is received within 30 days following delivery of the bill, the bill will be paid by the Reorganized Debtors. If there is any unresolved dispute between the Reorganized Debtors and the Claims Monitor or its professionals, such dispute will be submitted to the Bankruptcy Court for resolution. The undisputed portion of each bill will be paid on the 31st day after delivery.

                           C.       TERMINATION OF THE CLAIMS MONITOR.

                  Subject to further order of the Bankruptcy Court, the Claims Monitor will terminate on the later of (i) the eleventh day after the date that an officer of Reorganized Debtors files and serves on the Claims Monitor, by overnight delivery service or facsimile transmission, a certification that both
(a) the aggregate face amount of the remaining Disputed Claims in Class UP-1 is equal to or less than $27.5 million, and (b) the aggregate face amount of the remaining Disputed Claims in Class UM-1 is equal to or less than $15.0 million, and (ii) the date that any objection filed to such certification is resolved by the Bankruptcy Court. The Claims Monitor may file and serve on the Reorganized Debtors an objection to the certification within ten (10) days of receipt thereof, with the issue of the aggregate face amount of remaining Disputed Claims to be determined by the Bankruptcy Court. The Claims Monitor and the professionals retained by the Claims Monitor will not be entitled to compensation or reimbursement of expenses for any services rendered after the date of termination of the Claims Monitor.

         D.       DISCHARGE OF DEBTORS AND INJUNCTION.

                  Except as otherwise expressly provided in the Plan or as otherwise agreed to in writing by the Debtors since the Petition Date (including but not limited to the Federal Government Settlement and any stipulation with a State entered into during the Chapter 11 Cases), the rights afforded in the Plan and the treatment of all Claims and Equity Interests therein shall be in exchange for and in complete satisfaction, discharge, and release of any and all Claims and Equity Interests of any nature whatsoever, including any interest, fees, or penalties accrued on or relating to such Claims whether before or after the Petition Date, against the Debtors and the Debtors in Possession, or any of their assets or properties. Except as otherwise provided herein, (i) on the Effective Date, the Debtors and Reorganized Debtors shall be deemed discharged and released to the fullest extent permitted by section 1141 of the Bankruptcy Code from all Claims and Equity Interests, including, but not limited to, demands, liabilities, Claims, and Equity Interests that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not: (a) a proof of claim or proof of interest based on such debt or interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Equity Interest based on such debt or interest is allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of a Claim or Equity Interest based on such debt or interest has accepted the Plan or has made an appearance in the Chapter 11 Cases; and (ii) all persons and entities (including, but not limited to, States and other governmental units) shall be deemed precluded from asserting against the Reorganized Debtors, their successors, or their assets or properties any other or further Claims or Equity Interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Confirmation Date. The Confirmation Order shall act as a discharge of any and all Claims against and all debts and liabilities of the Debtors, as provided in sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment against the Debtors at any time obtained to the extent that it relates to a Claim discharged.

                  Except as otherwise expressly provided in the Plan or as otherwise agreed to in writing by the Debtors since the Petition Date (including but not limited to the Federal Government Settlement and any stipulation with a State entered into during the Chapter 11 Cases), the documents executed pursuant to the Plan, or the Confirmation Order, on and after the Effective Date, all persons and entities who have held, currently hold, or may hold a debt, Claim, or Equity Interest discharged pursuant to the terms of the Plan (including but not limited to States and other governmental units, and any State official, employee, or other entity acting in an individual or official capacity on behalf of any State or other governmental units) shall be deemed permanently enjoined from taking any of the following actions on account of any such discharged debt, Claim, or Equity Interest: (1) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors, their successors, or their property; (2) enforcing, attaching, executing, collecting, or recovering in any manner any judgment, award, decree, or order against the Debtors, the Reorganized Debtors, their successors, or their property; (3) creating, perfecting, or enforcing any lien or encumbrance against the Debtors, the Reorganized Debtors, their successors, or their property; (4) asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due to the Debtors, the Reorganized Debtors, their successors, or their property; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan. Any person or entity injured by any willful violation of such injunction shall recover actual damages, including costs and attorneys' fees, and, in appropriate circumstances, may recover punitive damages from the willful violator. Without limiting the foregoing, and except as otherwise agreed to in writing by the Debtors since the Petition Date (including but not limited to any stipulation with a State entered into during the Chapter 11 Cases), each State or other governmental unit, and each official, employee, or other entity acting on behalf of each such State or other governmental unit, shall be barred and enjoined from asserting against, seeking from, or imposing upon the Debtors or Reorganized Debtors any fine, forfeiture, recoupment, offset, other reduction in payment or penalty of any nature based upon conduct, acts, or omissions occurring prior to the Effective Date.

         E.       NO LIABILITY FOR SOLICITATION OR PARTICIPATION.

                  As specified in section 1125(e) of the Bankruptcy Code, entities that solicit acceptances or rejections of the Plan and/or that participate in the offer, issuance, sale, or purchase of securities offered or sold under the Plan, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, are not liable, on account of such solicitation or participation, for violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale, or purchase of securities.

         F.       LIMITATION OF LIABILITY.

                  Neither the Debtors, the Reorganized Debtors, the Disbursing Agent, the MPAN Senior Credit Facility Agent, the MHG Senior Credit Facility Agent, the holders of Senior Credit Facility Claims, the indenture trustee under the MPAN Indenture, the indenture trustee under the MHG Indenture, nor the Committees, nor the Claims Monitor, nor any of their employees, officers, directors, members, agents, or representatives, nor any professional persons employed by any of the foregoing, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Cases, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, the Corporate Restructuring Program, or any contract, instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

         G.       PRESERVATION OF RIGHTS OF ACTION AND DEFENSES.

                  Except to the extent such rights, claims, causes of action, defenses, and counterclaims are expressly and specifically released in connection with the Plan or in any settlement agreement approved during the Chapter 11 Cases, (i) any and all rights, claims, causes of action, defenses, and counterclaims accruing to the Debtors or their estates (including, without limitation, Avoiding Power Causes of Action) shall remain assets of and vest in the Reorganized Debtors, whether or not litigation relating thereto is pending on the Effective Date, and whether or not any such rights, claims, causes of action, defenses, and counterclaims have been Scheduled or otherwise listed or referred to in this Plan, the Disclosure Statement, or any other document filed with the Bankruptcy Court, and (ii) neither the Debtors nor the Reorganized Debtors waive, relinquish, or abandon (nor shall they be estopped or otherwise precluded from asserting) any right, claim, cause of action, defense, or counterclaim that constitutes property of the Debtors' estates: (a) whether or not such right, claim, cause of action, defense, or counterclaim has been listed or referred to in the Schedules, this Plan, the Disclosure Statement, or any other document filed with the Bankruptcy Court, (b) whether or not such right, claim, cause of action, defense, or counterclaim is currently known to the Debtors, and (c) whether or not a defendant in any litigation relating to such right, claim, cause of action, defense, or counterclaim filed a proof of claim in the Chapter 11 Cases, filed a notice of appearance or any other pleading or notice in the Chapter 11 Cases, voted for or against this Plan, or received or retained any consideration under this Plan. Without in any manner limiting the scope of the foregoing, notwithstanding any otherwise applicable principle of law or equity, including, without limitation, any principles of judicial estoppel, res judicata, collateral estoppel, issue preclusion, or any similar doctrine, the failure to list, disclose, describe, identify, or refer to a right, claim, cause of action, defense, or counterclaim, or potential right, claim, cause of action, defense, or counterclaim, in the Debtors' Schedules, this Plan, the Disclosure Statement, or any other document filed with the Bankruptcy Court shall in no manner waive, eliminate, modify, release, or alter the Reorganized Debtors' right to commence, prosecute, defend against, settle, and realize upon any rights, claims, causes of action, defenses, or counterclaims that any of the Debtors or Reorganized Debtors have or may have as of the Confirmation Date. The Reorganized Debtors may commence, prosecute, defend against, recover on account of, and settle all rights, claims, causes of action, defenses, and counterclaims in their sole discretion in accordance with what is in the best interests, and for the benefit, of the Reorganized Debtors.

         H.       SATURDAY, SUNDAY, OR LEGAL HOLIDAY.

                  If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

         I.       HEADINGS.

                  Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

         J.       BINDING EFFECT.

                  The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, holders of Claims, holders of Equity Interests, and their respective successors, assigns, heirs, and beneficiaries.

         K.       REVOCATION OR WITHDRAWAL.

                  1.       RIGHT TO REVOKE.

                  The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date, with the consent of the Required Senior Credit Facility Claim Holders.

                  2.       EFFECT OF WITHDRAWAL OR REVOCATION.

                  If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, if confirmation is denied by a Final Order, or if the Effective Date does not occur by the date that is no later than ninety (90) days after the Confirmation Date, then the Plan shall be deemed null and void, unless such deadline is extended by the Bankruptcy Court with the consent of the Required Senior Credit Facility Claim Holders. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by or against the Debtors or any other entity or to prejudice in any manner the rights of the Debtors or any entity in any further proceedings involving the Debtors.

         L.       NONCONSENSUAL CONFIRMATION.

                  With respect to any impaired Class of Claims or Equity Interests that fails to accept, or that is deemed not to accept, the Plan in accordance with section 1129(a)(8) of the Bankruptcy Code, the Debtors (i) request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code, and (ii) in accordance with Section IX.N below, may modify the Plan in accordance with section 1127(a) of the Bankruptcy Code.

         M.       OTHER DOCUMENTS AND ACTIONS.

                  The Reorganized Debtors may execute such other documents and take such other actions as may be necessary or appropriate to effectuate the transactions contemplated under this Plan.

         N.       MODIFICATION OF THE PLAN.

                  The Debtors or the Reorganized Debtors, with the consent of the MPAN Senior Credit Facility Agent, may further alter, amend, or modify the Plan pursuant to section 1127 of the Bankruptcy Code. The provisions of this Plan shall not be severable unless such severance is agreed to by the Debtors or the Reorganized Debtors, with the consent of the MPAN Senior Credit Facility Agent.

         O.       GOVERNING LAW.

                  Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of the State of Delaware (without reference to its conflict of law rules) shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan, unless otherwise specifically provided in such agreements, documents, or instruments.

         P.       WITHHOLDING, REPORTING, AND PAYMENT OF TAXES.

                  In connection with the Plan and all instruments issued in connection therewith and distributions thereon, the Disbursing Agent shall comply with all withholding and reporting requirements imposed by any federal, State, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Disbursing Agent shall report and pay taxes on the income of any Disputed Claims Reserve or the Effective Date Cash Reserve as required by applicable law. In addition, to the extent required by applicable law, reported distributions from such reserves shall include all interest and investment income, if any, attributable to the Cash or property being distributed net of taxes that are, or are estimated to be, due and payable thereon.

                  Notwithstanding any other provision in this Plan, the Disbursing Agent by written demand may require any holder of an Allowed Administrative Expense, an Allowed Claim, or other recipient of a distribution under this Plan to provide the Disbursing Agent with such information as is reasonably necessary for the Disbursing Agent to comply with all applicable withholding and reporting requirements. Such information, if demanded by the Disbursing Agent, shall be provided to the Disbursing Agent in advance of, and as a condition to, receiving any distribution under this Plan.

         Q.       NOTICES.

                  Any notice to the Debtors, the Reorganized Debtors, the MPAN Senior Credit Facility Agent, or the MHG Senior Credit Facility Agent required or permitted to be provided under the Plan shall be in writing and served by either (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, freight prepaid, to be addressed as follows (as applicable):

----------------------------------------------------------------------------------------------------------------------------------
Debtors or                              Mariner Post-Acute Network, Inc.        Stutman, Treister & Glatt
Reorganized Debtors:                    One Ravinia Drive, Suite 1500           Professional Corporation
                                        Atlanta, Georgia 30346                  3699 Wilshire Boulevard, Suite 900
                                        Attn.:  Stefano Miele, Esquire          Los Angeles, California 90010
                                        Facsimile: (770) 698-8199               Attn: Isaac M. Pachulski, Esquire
                                                                                Facsimile: (213) 251-5288
----------------------------------------------------------------------------------------------------------------------------------
MPAN Senior Credit                      JP Morgan Chase Bank                    Simpson, Thacher & Bartlett
Facility Agent:                         622 Madison Avenue                      425 Lexington Avenue
                                        9th Floor                               New York, New York 10017
                                        New York, New York 10022                Attn: Kenneth Ziman, Esquire
                                        Attn: Michael Lancia                    Facsimile: (212) 455-2502
                                        Facsimile: (212) 622-4834
----------------------------------------------------------------------------------------------------------------------------------
MHG Senior Credit                       First Union Securities, Inc.            O'Melveny & Myers LLP
Facility Agent:                         One First Union Center                  153 East 53rd Street, 54th Floor
                                        301 South College Street                New York, New York 10022
                                        Charlotte, NC 28288-0735                Attn: Adam Harris, Esquire
                                        Attn: G. Christian Ullrich, Sr.         Facsimile: (212) 455-2502
                                        Facsimile: 704-383-6249

                                        -and-

                                        PNC Bank, National Association
                                        One PNC Plaza
                                        249 Fifth Avenue
                                        Pittsburgh, PA 15222-2707
                                        Attn: Thomas J. McCool, Sr.
                                        Facsimile: 412-762-4157
----------------------------------------------------------------------------------------------------------------------------------
Arranger:                               Goldman Sachs Credit Partners L.P.
                                        85 Broad Street
                                        New York, NY 10004
                                        Attention: Gary Moross
                                        Fax: 212 357 0932
----------------------------------------------------------------------------------------------------------------------------------

         R.       SUCCESSORS AND ASSIGNS.

                  The rights, benefits, and obligations of any entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors, and assigns of such entity.

         S.       INDENTURE TRUSTEE FEES AND EXPENSES.

                  The fees, expenses, and other charges that are both documented and fair and reasonable of (i) the indenture trustee and its professionals under the MPAN Indenture, in an aggregate amount of all such fees, expenses, and other charges of any kind not to exceed $119,000, and of (ii) the indenture trustee and its professionals under the MHG Indenture, in an aggregate amount of all such fees, expenses, and other charges of any kind not to exceed $85,000, will be paid by the Debtors and/or Reorganized Debtors on the Effective Date in a manner consistent with the provisions of the respective indentures, and without the need for the indenture trustees to file applications for allowance. In addition to the foregoing amounts, the Debtors and/or Reorganized Debtors shall reimburse the respective indenture trustees for the documented, fair and reasonable out-of-pocket expenses (excluding any hourly fees charged by employees of the indenture trustees) for services specifically requested by the Debtors and/or Reorganized Debtors subsequent to the approval of the Disclosure Statement. Such payments shall be in lieu of and shall result in the release of the respective indenture trustees' liens and priority rights under the indentures.


DATED: March 25, 2002               MARINER POST-ACUTE NETWORK, INC.,
                                    a Delaware corporation, on behalf of itself and its Debtor Affiliates, which are identified on Exhibit "2" hereto



                                    By              /s/
                                       ----------------------------------------
                                       Stefano Miele
                                       Senior Vice President

DATED: March 25, 2002               MARINER HEALTH GROUP, INC.,
                                    a Delaware corporation, on behalf of itself and its Debtor Affiliates, which are identified on Exhibit "1" hereto



                                    By                /s/
                                       -----------------------------------------
                                       Stefano Miele
                                       Vice President

SUBMITTED BY:


ISAAC M. PACHULSKI (Cal. 62337),
JEFFREY H. DAVIDSON (Cal. 73980)
K. JOHN SHAFFER (Cal. 153729), and
MARGRETA SUNDELIN (DE. 3873), Members of
STUTMAN, TREISTER & GLATT
PROFESSIONAL CORPORATION
3699 Wilshire Boulevard, 9th Floor
Los Angeles, California 90010
Telephone: (213) 251-5100
Facsimile: (213) 251-5288



RICHARD E. GREEN (Ga. Bar 306671)
WENDY L. HAGENAU (Ga. Bar 316688)
ROBERT C. LEWINSON (Ga. Bar 449900)
POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
191 Peachtree Street, N.E. 16th Floor
Atlanta, Georgia 30303
Telephone: (404) 572-6600
Facsimile: (404) 572-6999

 - AND -




---------------------------------------------
MARK D. COLLINS (Del. Bar 2981)
RUSSELL C. SILBERGLIED (Del. Bar 3462)
REBECCA L. BOOTH (Del. Bar 4031)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, DE 19899
Telephone: (302) 658-6541
Facsimile: (302) 658-6548

Reorganization Counsel for Debtors
and Debtors in Possession

                                TABLE OF CONTENTS

I.   DEFINITIONS AND RULES OF CONSTRUCTION.......................................................................   1

         A.       Defined Terms..................................................................................   1

         B.       Rules of Construction..........................................................................  25

         C.       Plan Documentary Supplement....................................................................  25

         D.       Exhibits.......................................................................................  25

II.  CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY INTERESTS.................................................  25

         A.       Summary........................................................................................  25

         B.       Administrative Expenses........................................................................  28

                  1.       Payment Generally.....................................................................  28

                  2.       Administrative Expenses Bar Date......................................................  28

                           a.       General Administrative Expenses Bar Date.....................................  28

                           b.       Tax Administrative Expenses Bar Date.........................................  29

                  3.       Post-Effective Date Professional Fees and Expenses....................................  29

         C.       Priority Tax Claims............................................................................  29

         D.       Classification and Treatment of Claims.........................................................  29

                  1.       Secured Claims........................................................................  29

                           a.       Class SP-1: MPAN Senior Credit Facility Claims...............................  29

                           b.       Class SP-2: Omega Claims.....................................................  31

                           c.       Class SP-3: LaSalle Claims...................................................  31

                           d.       Class SP-4: Fireside Manor Secured Claims....................................  31

                           e.       Class SP-5: Aramark Secured Claims...........................................  32

                           f.       Class SP-6: Bank Midwest Secured Claims......................................  33

                           g.       Class SP-7: Bank of New York Claims..........................................  34

                           h.       Class SP-8: Lend Lease Secured Claims........................................  34

                           i.       Class SM-1: MHG Senior Credit Facility Claims................................  35

                           j.       Class SM-2:  Bankers Trust Palmetto Claims...................................  36

                           k.       Class SM-3:  Bankers Trust Westchester Claims................................    40

                           l.       Class SM-4: Bankers Trust St. Augustine Claims...............................    42

                           m.       Class SM-5:  THCI Secured Claims.............................................    42

                           n.       Class SM-6:  HUD Jacksonville Claims.........................................    44

                           o.       Class SM-7:  NHP Secured Claims..............................................    44

                           p.       Class SM-8:  Omitted.........................................................    45

                           q.       Class SM-9:  Quaker Deland Claims............................................    45

                           r.       Class SM-10:  Monticello Bonifay Claims......................................    45

                           s.       Class SM-11:  Monticello Titusville Claims...................................    46

                           t.       Class SM-12:  Monticello San Antonio Claims..................................    46

                           u.       Class SJ-1: Secured Tax Claims...............................................    47

                           v.       Class SJ-2: Other Secured Claims.............................................    48

                           w.       Alternative Section 1111(b) Treatment........................................    49

                  2.       Priority Claims.......................................................................    50

                           a.       Class PJ-1: Other Priority Claims............................................    50

                  3.       Unsecured Claims......................................................................    50

                           a.       Class UP-1: MPAN General Unsecured Claims Not Otherwise Classified...........    50

                           b.       Class UP-2: MPAN Subordinated Note Claims....................................    53

                           c.       Class UP-3:  MPAN Punitive Damage Claims.....................................    54

                           d.       Class UM-1: MHG General Unsecured Claims Not Otherwise Classified............    54

                           e.       Class UM-2: MHG Third Party Subordinated Note Claims.........................    58

                           f.       Class UM-3:  MHG Punitive Damage Claims......................................    58

                           g.       Class UJ-1: Debtors Intercompany Claims......................................    59

                  4.       Certain Government Claims.............................................................    59

                           a.       Class GP-1: MPAN United States Claims........................................    59

                           b.       Class GM-1: MHG United States Claims.........................................    59

                           c.       Classification and Treatment of State Medicaid Program Claims................    59

                  5.       Equity Interests......................................................................    60

                           a.       Class EP-1: Equity Interests in MPAN.........................................    60

                           b.       Class EM-1: Equity Interests in MHG..........................................    61

                           c.       Class EJ-1: Equity Interests in Debtor Affiliates............................    61

III.  METHOD OF DISTRIBUTIONS UNDER THE PLAN.....................................................................    61

         A.       The Disbursing Agent...........................................................................    61

         B.       Funding of Cash Payments.......................................................................    62

         C.       Investment of Cash in Reserves.................................................................    63

         D.       Delivery of Distributions and Undeliverable or Unclaimed Distributions.........................    63

                  1.       Delivery of Distributions Generally...................................................    63

                  2.       Undeliverable Distributions...........................................................    63

                  3.       Voting Of Undelivered New MPAN Common Stock...........................................    64

         E.       Setoffs........................................................................................    64

         F.       De Minimis Distributions and Fractional Shares.................................................    64

         G.       Record Date....................................................................................    64


IV.  PROVISIONS FOR TREATMENT OF DISPUTED, CONTINGENT, OR
         UNLIQUIDATED CLAIMS, EQUITY INTERESTS, AND ADMINISTRATIVE EXPENSES......................................    65

         A.       Reserve for Certain Disputed Claims and Disputed Administrative Expenses.......................    65

         B.       Resolution of Disputed Claims and Disputed Administrative Expenses.............................    66

         C.       Distributions With Respect to Disputed Claims That Become Allowed..............................    66

         D.       Estimation of Disputed Claims..................................................................    66

V.  IMPLEMENTATION OF THE PLAN...................................................................................    67

         A.       Termination of MPAN DIP Credit Agreement and MHG DIP Credit Agreement..........................    67

         B.       Post-Effective Date Financing..................................................................    68

                  1.       Financing Generally and Total Funded Debt.............................................    68

                  2.       The Exit Facility.....................................................................    68

                  3.       Senior Lender Notes...................................................................    69

                  4.       Investor Notes........................................................................    70

                  5.       Junior Lender Notes...................................................................    70

         C.       Limited Substantive Consolidation..............................................................    71

                  1.       Substantive Consolidation for Purposes of Claim Allowance and Plan
                           Distributions.........................................................................    71

                  2.       Corporate Restructuring Program and Continued Corporate Existence
                           of Reorganized Debtors................................................................    72

         D.       Issuance of New Securities and Registration Rights.............................................    72

         E.       Cancellation of Existing Securities and Rejection of Related Agreements........................    73

         F.       Surrender of Existing Securities...............................................................    73

         G.       Elimination of Subordination Rights............................................................    74

         H.       Amended and Restated Certificates of Incorporation and Bylaws..................................    74

         I.       Management of the Reorganized Debtors..........................................................    74

         J.       New Incentive Equity Plan......................................................................    75

         K.       Employment Agreements..........................................................................    75

         L.       Release Of Senior Credit Facility Claim Holders, Agents, And Representatives...................    76

         M.       Corporate Action...............................................................................    76

         N.       Revesting of Assets............................................................................    77

         O.       Implementation of Bankruptcy Code Section 1146(c)..............................................    77

         P.       Closing of Cases...............................................................................    77

VI.  EXECUTORY CONTRACTS AND UNEXPIRED LEASES....................................................................    78

         A.       Assumption or Assumption and Assignment........................................................    78

                  1.       Assumption and Assumption and Assignment Generally....................................    78

                  2.       Conditional Assumption and Assumption and Assignment..................................    79

         B.       Rejection......................................................................................    80

         C.       Survival of the Debtors' Corporate Indemnities.................................................    80


         D.       APS Executory Contracts and Unexpired Leases...................................................    81

VII.  EFFECTIVENESS OF THE PLAN..................................................................................    81

         A.       Effective Date.................................................................................    81

         B.       Conditions Precedent...........................................................................    82

         C.       Waiver of Conditions...........................................................................    82

         D.       Notice of Effective Date.......................................................................    82

VIII.  RETENTION OF JURISDICTION.................................................................................    82

IX.  MISCELLANEOUS PROVISIONS....................................................................................    84

         A.       Payment of Statutory Fees......................................................................    84

         B.       Retiree Benefits...............................................................................    84

         C.       Dissolution Of  The Creditors' Committees And Establishment Of The Claims
                  Resolution Monitor.............................................................................    84

                  1.       Dissolution Of The Creditors' Committees..............................................    84

                  2.       Claims Resolution Monitor.............................................................    84

                           a.       Establishment And Function Of The Claims Monitor.............................    84

                           b.       Employment Of Professionals By The Claims Monitor;
                                    Compensation And Reimbursement Of Claims Monitor And Its
                                    Professionals................................................................    85

                           c.       Termination Of The Claims Monitor............................................    85

         D.       Discharge of Debtors and Injunction............................................................    85

         E.       No Liability for Solicitation or Participation.................................................    87

         F.       Limitation of Liability........................................................................    87

         G.       Preservation of Rights of Action and Defenses..................................................    87

         H.       Saturday, Sunday, or Legal Holiday.............................................................    88

         I.       Headings.......................................................................................    88

         J.       Binding Effect.................................................................................    88

         K.       Revocation or Withdrawal.......................................................................    88

                  1.       Right to Revoke.......................................................................    88

                  2.       Effect of Withdrawal or Revocation....................................................    88

         L.       Nonconsensual Confirmation.....................................................................    89

         M.       Other Documents and Actions....................................................................    89

         N.       Modification of the Plan.......................................................................    89

         O.       Governing Law..................................................................................    89

         P.       Withholding, Reporting, and Payment of Taxes...................................................    89

         Q.       Notices........................................................................................    90

         R.       Successors and Assigns.........................................................................    91

         S.       Indenture Trustee Fees and Expenses............................................................    91

MARINER POST-ACUTE NETWORK, INC., ET AL.
DEBTOR ENTITY LIST

---------------------------------------------------------------------------------------------------------------------------------
DEBTOR ENTITY                                                                            CASE NUMBER
---------------------------------------------------------------------------------------------------------------------------------
Mariner Post-Acute Network, Inc.                                                         00-00113
---------------------------------------------------------------------------------------------------------------------------------
American Medical Insurance Billing Services, Inc.                                        00-00114
---------------------------------------------------------------------------------------------------------------------------------
American Pharmaceutical Services, Inc.                                                   00-00115
---------------------------------------------------------------------------------------------------------------------------------
American Rehability Services, Inc.                                                       00-00116
---------------------------------------------------------------------------------------------------------------------------------
American-Cal Medical Services, Inc.                                                      00-00117
---------------------------------------------------------------------------------------------------------------------------------
Amerra Properties, Inc.                                                                  00-00118
---------------------------------------------------------------------------------------------------------------------------------
AMS Green Tree, Inc.                                                                     00-00119
---------------------------------------------------------------------------------------------------------------------------------
AMS Properties, Inc.                                                                     00-00120
---------------------------------------------------------------------------------------------------------------------------------
APS Holding Company, Inc.                                                                00-00121
---------------------------------------------------------------------------------------------------------------------------------
APS Pharmacy Management, Inc.                                                            00-00122
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Health & Retirement/Alleghany, Inc.                                         00-00123
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Health & Retirement/Bastian, Inc.                                           00-00124
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Health & Rehabilitation/Tampa, Inc.                                         00-00125
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Health & Retirement/Wallace, Inc.                                           00-00126
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Management Corporation                                                      00-00127
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Nursing Care/Austell, Inc.                                                  00-00128
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Nursing Care/Fincastle, Inc.                                                00-00129
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Nursing Care/Hickory, Inc.                                                  00-00130
---------------------------------------------------------------------------------------------------------------------------------
Brian Center Nursing Care/Powder Springs, Inc.                                           00-00131
---------------------------------------------------------------------------------------------------------------------------------
Brian Center of Asheboro, Inc.                                                           00-00132
---------------------------------------------------------------------------------------------------------------------------------
Brian Center of Central Columbia, Inc.                                                   00-00133
---------------------------------------------------------------------------------------------------------------------------------
(*) Cambridge Bedford, Inc.                                                              00-00134
---------------------------------------------------------------------------------------------------------------------------------
(*) Cambridge East, Inc.                                                                 00-00135
---------------------------------------------------------------------------------------------------------------------------------
(*) Cambridge North, Inc.                                                                00-00136
---------------------------------------------------------------------------------------------------------------------------------
(*) Cambridge South, Inc.                                                                00-00137
---------------------------------------------------------------------------------------------------------------------------------
(*) Clintonaire Nursing Home, Inc.                                                       00-00138
---------------------------------------------------------------------------------------------------------------------------------
Connerwood Healthcare, Inc.                                                              00-00139
---------------------------------------------------------------------------------------------------------------------------------
Cornerstone Health Management Company                                                    00-00140
---------------------------------------------------------------------------------------------------------------------------------
(*) Crestmont Health Center, Inc.                                                        00-00141
---------------------------------------------------------------------------------------------------------------------------------
Devcon Holding Company                                                                   00-00142
---------------------------------------------------------------------------------------------------------------------------------
EH Acquisition Corp.                                                                     00-00143
---------------------------------------------------------------------------------------------------------------------------------
EH Acquisition Corp. II                                                                  00-00144
---------------------------------------------------------------------------------------------------------------------------------
EH Acquisition Corp. III                                                                 00-00145
---------------------------------------------------------------------------------------------------------------------------------
Evergreen HealthCare Ltd., L.P.                                                          00-00146
---------------------------------------------------------------------------------------------------------------------------------
Evergreen Healthcare, Inc.                                                               00-00147
---------------------------------------------------------------------------------------------------------------------------------
(*) Frenchtown Nursing Home, Inc.                                                        00-00148
---------------------------------------------------------------------------------------------------------------------------------
GC Services, Inc.                                                                        00-00149
---------------------------------------------------------------------------------------------------------------------------------
GCI Bella Vita, Inc.                                                                     00-00150
---------------------------------------------------------------------------------------------------------------------------------
GCI Camellia Care Center, Inc.                                                           00-00151
---------------------------------------------------------------------------------------------------------------------------------
GCI Colter Village, Inc.                                                                 00-00152
---------------------------------------------------------------------------------------------------------------------------------
GCI East Valley Medical & Rehabilitation Center, Inc.                                    00-00153
---------------------------------------------------------------------------------------------------------------------------------
GCI Faith Nursing Home, Inc.                                                             00-00154
---------------------------------------------------------------------------------------------------------------------------------
GCI Health Care Centers, Inc.                                                            00-00155
---------------------------------------------------------------------------------------------------------------------------------
GCI Jolley Acres, Inc.                                                                   00-00156
---------------------------------------------------------------------------------------------------------------------------------
GCI Palm Court, Inc.                                                                     00-00157
---------------------------------------------------------------------------------------------------------------------------------
GCI Prince George, Inc.                                                                  00-00158
---------------------------------------------------------------------------------------------------------------------------------
GCI Rehab, Inc.                                                                          00-00159
---------------------------------------------------------------------------------------------------------------------------------
GCI Springdale Village, Inc.                                                             00-00160
---------------------------------------------------------------------------------------------------------------------------------
GCI Therapies, Inc.                                                                      00-00161
---------------------------------------------------------------------------------------------------------------------------------


(*) PHCMI Debtor                                                          Page 1

MARINER POST-ACUTE NETWORK, INC., ET AL.
DEBTOR ENTITY LIST


---------------------------------------------------------------------------------------------------------------------------------
DEBTOR ENTITY                                                                            CASE NUMBER
---------------------------------------------------------------------------------------------------------------------------------
GCI Village Green, Inc.                                                                  00-00162
---------------------------------------------------------------------------------------------------------------------------------
GCI-Cal Therapies Company                                                                00-00164
---------------------------------------------------------------------------------------------------------------------------------
GCI-Wisconsin Properties, Inc.                                                           00-00163
---------------------------------------------------------------------------------------------------------------------------------
GranCare Home Health Services, Inc.                                                      00-00165
---------------------------------------------------------------------------------------------------------------------------------
GranCare of Michigan, Inc.                                                               00-00166
---------------------------------------------------------------------------------------------------------------------------------
GranCare of North Carolina, Inc.                                                         00-00167
---------------------------------------------------------------------------------------------------------------------------------
GranCare of Northern California, Inc.                                                    00-00168
---------------------------------------------------------------------------------------------------------------------------------
GranCare South Carolina, Inc.                                                            00-00169
---------------------------------------------------------------------------------------------------------------------------------
GranCare, Inc.                                                                           00-00170
---------------------------------------------------------------------------------------------------------------------------------
Hawks - Perimeter, Inc.                                                                  00-00171
---------------------------------------------------------------------------------------------------------------------------------
(*) Heritage Nursing Home, Inc.                                                          00-00172
---------------------------------------------------------------------------------------------------------------------------------
Heritage of Louisiana, Inc.                                                              00-00173
---------------------------------------------------------------------------------------------------------------------------------
HMI Convalescent Care, Inc.                                                              00-00174
---------------------------------------------------------------------------------------------------------------------------------
Hospice Associates of America, Inc.                                                      00-00175
---------------------------------------------------------------------------------------------------------------------------------
HostMasters, Inc.                                                                        00-00176
---------------------------------------------------------------------------------------------------------------------------------
(*) International Health Care Management, Inc.                                           00-00177
---------------------------------------------------------------------------------------------------------------------------------
(*) International X-Ray, Inc.                                                            00-00178
---------------------------------------------------------------------------------------------------------------------------------
LC Management Company                                                                    00-00179
---------------------------------------------------------------------------------------------------------------------------------
LCA Operational Holding Company                                                          00-00180
---------------------------------------------------------------------------------------------------------------------------------
LCR, Inc.                                                                                00-00181
---------------------------------------------------------------------------------------------------------------------------------
Living Centers - East, Inc.                                                              00-00182
---------------------------------------------------------------------------------------------------------------------------------
(*) Living Centers - PHCM, Inc.                                                          00-00183
---------------------------------------------------------------------------------------------------------------------------------
Living Centers - Rocky Mountain, Inc.                                                    00-00184
---------------------------------------------------------------------------------------------------------------------------------
Living Centers - Southeast Development Corporation                                       00-00185
---------------------------------------------------------------------------------------------------------------------------------
Living Centers - Southeast, Inc.                                                         00-00186
---------------------------------------------------------------------------------------------------------------------------------
Living Centers Development Company                                                       00-00187
---------------------------------------------------------------------------------------------------------------------------------
Living Centers Holding Company                                                           00-00214
---------------------------------------------------------------------------------------------------------------------------------
Living Centers LTCP Development Company                                                  00-00188
---------------------------------------------------------------------------------------------------------------------------------
Living Centers of Texas, Inc.                                                            00-00189
---------------------------------------------------------------------------------------------------------------------------------
(*) Madonna Nursing Center, Inc.                                                         00-00190
---------------------------------------------------------------------------------------------------------------------------------
Med-Therapy Rehabilitation Services, Inc.                                                00-00191
---------------------------------------------------------------------------------------------------------------------------------
(*) Middlebelt Nursing Home, Inc.                                                        00-00192
---------------------------------------------------------------------------------------------------------------------------------
(*) Middlebelt-Hope Nursing Home, Inc.                                                   00-00193
---------------------------------------------------------------------------------------------------------------------------------
Nan-Dan Corp.                                                                            00-00194
---------------------------------------------------------------------------------------------------------------------------------
National Heritage Realty, Inc.                                                           00-00195
---------------------------------------------------------------------------------------------------------------------------------
(*) Nightingale East Nursing Center, Inc.                                                00-00196
---------------------------------------------------------------------------------------------------------------------------------
Omega/Indiana Care Corp.                                                                 00-00197
---------------------------------------------------------------------------------------------------------------------------------
(*) Professional Health Care Management, Inc.                                            00-00198
---------------------------------------------------------------------------------------------------------------------------------
Professional Rx Systems, Inc.                                                            00-00199
---------------------------------------------------------------------------------------------------------------------------------
Rehability Health Services, Inc.                                                         00-00200
---------------------------------------------------------------------------------------------------------------------------------
Renaissance Mental Health Center, Inc.                                                   00-00201
---------------------------------------------------------------------------------------------------------------------------------
(*) St. Anthony Nursing Home, Inc.                                                       00-00202
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital Holdings, Inc.                                                           00-00203
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital of East Georgia, Inc.                                                    00-00204
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital of Southeast Arizona, Inc.                                               00-00205
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital of Southeast Texas, Inc.                                                 00-00206
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital of Southwest Louisiana, Inc.                                             00-00207
---------------------------------------------------------------------------------------------------------------------------------
Summit Hospital of West Georgia, Inc.                                                    00-00208
---------------------------------------------------------------------------------------------------------------------------------
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.                         00-00209
---------------------------------------------------------------------------------------------------------------------------------
Summit Institute of Austin, Inc.                                                         00-00210
---------------------------------------------------------------------------------------------------------------------------------


(*) PHCMI Debtor                                                          Page 2

MARINER POST-ACUTE NETWORK, INC., ET AL.
DEBTOR ENTITY LIST


---------------------------------------------------------------------------------------------------------------------------------
DEBTOR ENTITY                                                                            CASE NUMBER
---------------------------------------------------------------------------------------------------------------------------------
Summit Institute of West Monroe, Inc.                                                    00-00211
---------------------------------------------------------------------------------------------------------------------------------
Summit Medical Holdings, Ltd.                                                            00-00212
---------------------------------------------------------------------------------------------------------------------------------
Summit Medical Management, Inc.                                                          00-00213
---------------------------------------------------------------------------------------------------------------------------------


(*) PHCMI Debtor                                                          Page 3

MARINER HEALTH GROUP, INC., ET AL.
DEBTOR ENTITY LIST

---------------------------------------------------------------------------------------------------------------------------------
DEBTOR ENTITY                                                                                CASE NUMBER
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc.                                                                   00-00215
---------------------------------------------------------------------------------------------------------------------------------
Aid & Assistance, Inc.                                                                       00-00216
---------------------------------------------------------------------------------------------------------------------------------
Allegis Health and Living Center at Heritage Harbour, L.L.C.                                 00-00217
---------------------------------------------------------------------------------------------------------------------------------
Beechwood Heritage Retirement Community, Inc.                                                00-00218
---------------------------------------------------------------------------------------------------------------------------------
Bride Brook Nursing & Rehabilitation Center, Inc.                                            00-00219
---------------------------------------------------------------------------------------------------------------------------------
Compass Pharmacy Services of Maryland, Inc.                                                  00-00220
---------------------------------------------------------------------------------------------------------------------------------
Compass Pharmacy Services of Texas, Inc.                                                     00-00221
---------------------------------------------------------------------------------------------------------------------------------
Compass Pharmacy Services, Inc.                                                              00-00222
---------------------------------------------------------------------------------------------------------------------------------
Cypress Nursing Facility, Inc.                                                               00-00223
---------------------------------------------------------------------------------------------------------------------------------
IHS Rehab Partnership, Ltd.                                                                  00-00224
---------------------------------------------------------------------------------------------------------------------------------
Long Ridge Nursing and Rehabilitation Center, Inc.                                           00-00225
---------------------------------------------------------------------------------------------------------------------------------
Longwood Rehabilitation Center, Inc.                                                         00-00226
---------------------------------------------------------------------------------------------------------------------------------
Mariner - Regency Health Partners, Inc.                                                      00-00227
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health at Bonifay, Inc.                                                              00-00228
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Atlantic Shores, Inc.                                                 00-00229
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Deland, Inc.                                                          00-00230
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Mariner Health Care of Fort Wayne, Inc.                                                      00-00231
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Greater Laurel, Inc.                                                  00-00232
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Inverness, Inc.                                                       00-00233
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Lake Worth, Inc.                                                      00-00234
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of MacClenny, Inc.                                                       00-00235
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Metrowest, Inc.                                                       00-00236
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Nashville, Inc.                                                       00-00237
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of North Hills, Inc.                                                     00-00238
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Orange City, Inc.                                                     00-00239
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Palm City, Inc.                                                       00-00240
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Pinellas Point, Inc.                                                  00-00241
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Port Orange, Inc.                                                     00-00242
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Southern Connecticut, Inc.                                            00-00243
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Toledo, Inc.                                                          00-00244
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of Tuskawilla, Inc.                                                      00-00245
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care of West Hills, Inc.                                                      00-00246
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Care, Inc.                                                                    00-00247
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Central, Inc.                                                                 00-00248
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Home Care, Inc.                                                               00-00249
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Florida, Inc.                                                              00-00301
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Jacksonville, Inc.                                                         00-00251
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Maryland, Inc.                                                             00-00252
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Orlando, Inc.                                                              00-00253
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Palmetto, Inc.                                                             00-00254
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Seminole County, Inc.                                                      00-00255
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health of Tampa, Inc.                                                                00-00256
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Mariner Health Properties IV, LTD.                                                           00-00250
---------------------------------------------------------------------------------------------------------------------------------
Mariner Health Properties VI, LTD.                                                           00-00257
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Mariner Health Resources, Inc.                                                               00-00258
---------------------------------------------------------------------------------------------------------------------------------
Mariner Physician Services, Inc.                                                             00-00259
---------------------------------------------------------------------------------------------------------------------------------
Mariner Practice Corporation                                                                 00-00260
---------------------------------------------------------------------------------------------------------------------------------
Mariner Supply Services, Inc.                                                                00-00261
---------------------------------------------------------------------------------------------------------------------------------
MarinerSelect Staffing Solutions, Inc.                                                       00-00262
---------------------------------------------------------------------------------------------------------------------------------
MedRehab of Indiana, Inc.                                                                    00-00263
---------------------------------------------------------------------------------------------------------------------------------

MARINER HEALTH GROUP, INC., ET AL.
DEBTOR ENTITY LIST

---------------------------------------------------------------------------------------------------------------------------------
DEBTOR ENTITY                                                                                CASE NUMBER
---------------------------------------------------------------------------------------------------------------------------------
MedRehab of Louisiana, Inc.                                                                  00-00264
---------------------------------------------------------------------------------------------------------------------------------
MedRehab of Missouri, Inc.                                                                   00-00265
---------------------------------------------------------------------------------------------------------------------------------
MedRehab, Inc.                                                                               00-00266
---------------------------------------------------------------------------------------------------------------------------------
Merrimack Valley Nursing & Rehabilitation Center, Inc.                                       00-00267
---------------------------------------------------------------------------------------------------------------------------------
Methuen Nursing & Rehabilitation Center, Inc.                                                00-00268
---------------------------------------------------------------------------------------------------------------------------------
MHC Rehab Corp.                                                                              00-00269
---------------------------------------------------------------------------------------------------------------------------------
MHC Transportation, Inc.                                                                     00-00270
---------------------------------------------------------------------------------------------------------------------------------
Mystic Nursing & Rehabilitation Center, Inc.                                                 00-00271
---------------------------------------------------------------------------------------------------------------------------------
National Health Strategies, Inc.                                                             00-00272
---------------------------------------------------------------------------------------------------------------------------------
Ocean Pharmacy, Inc.                                                                         00-00273
---------------------------------------------------------------------------------------------------------------------------------
Park Terrace Nursing & Rehabilitation Center, Inc.                                           00-00274
---------------------------------------------------------------------------------------------------------------------------------
Pendleton Nursing & Rehabilitation Center, Inc.                                              00-00275
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation                                                                    00-00276
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Huntington                                                      00-00277
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Nashville                                                       00-00278
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Seneca                                                          00-00279
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Sumter                                                          00-00280
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Williams Bay                                                    00-00281
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Corporation of Wilmington                                                      00-00282
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Care Management Corporation                                                         00-00283
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Pharmaceutical Services, Inc.                                                       00-00284
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Pharmaceuticals, Inc.                                                               00-00285
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Rehabilitation of Missouri, Inc.                                                    00-00286
---------------------------------------------------------------------------------------------------------------------------------
Pinnacle Rehabilitation, Inc.                                                                00-00287
---------------------------------------------------------------------------------------------------------------------------------
Prism Care Centers, Inc.                                                                     00-00288
---------------------------------------------------------------------------------------------------------------------------------
Prism Health Group, Inc.                                                                     00-00289
---------------------------------------------------------------------------------------------------------------------------------
Prism Home Care Company, Inc.                                                                00-00290
---------------------------------------------------------------------------------------------------------------------------------
Prism Home Care, Inc.                                                                        00-00291
---------------------------------------------------------------------------------------------------------------------------------
Prism Home Health Services, Inc.                                                             00-00292
---------------------------------------------------------------------------------------------------------------------------------
Prism Hospital Ventures, Inc.                                                                00-00293
---------------------------------------------------------------------------------------------------------------------------------
Prism Rehab Systems, Inc.                                                                    00-00294
---------------------------------------------------------------------------------------------------------------------------------
Regency Health Care Center of Seminole County, Inc.                                          00-00295
---------------------------------------------------------------------------------------------------------------------------------
Sassaquin Nursing & Rehabilitation Center, Inc.                                              00-00296
---------------------------------------------------------------------------------------------------------------------------------
Seventeenth Street Associates Limited Partnership                                            00-00297
---------------------------------------------------------------------------------------------------------------------------------
Tampa Medical Associates, Inc.                                                               00-00298
---------------------------------------------------------------------------------------------------------------------------------
Tri-State Health Care, Inc.                                                                  00-00299
---------------------------------------------------------------------------------------------------------------------------------
Windward Health Care, Inc.                                                                   00-00300
---------------------------------------------------------------------------------------------------------------------------------

EXHIBITS 3 AND 4 TO THE PLAN, AND ALL AMENDMENTS THERETO, ARE ON FILE SEPARATELY WITH THE BANKRUPTCY COURT. EXHIBIT 3 CAN BE FOUND AT MPAN DOCKET NO. 4113 AND MHG DOCKET NO. 2196, WITH AMENDMENTS AT, INTER ALIA, MPAN DOCKET NOS. 4209, 4263, 4316, 4410, AND 4414, AND MHG DOCKET NOS. 2253, 2278, 2301, AND 2370.
EXHIBIT 4 CAN BE FOUND AT MPAN DOCKET NO. 4113 AND MHG DOCKET NO. 2196, WITH AMENDMENTS AT, INTER ALIA, MPAN DOCKET NOS. 4209, 4317, 4322, AND 4411, AND MHG DOCKET NOS. 2253 AND 2302.